As filed with the Securities and Exchange Commission on April 28, 2006
                           1933 Act File No. 002-97596
                           1940 Act File No. 811-04297


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ X]
                       Pre-Effective Amendment No. ___ [ ]
                      Post-Effective Amendment No. 66  [ X]

                                     and/or


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X]
                              Amendment No. 67 [ X]


                                  VAN ECK FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                 99 Park Avenue
                            New York, New York 10016
               (Address of Principal Executive Offices) (Zip Code)
      (Registrant's Telephone Number, Including Area Code): (212) 687-5200

                              Joseph McBrien, Esq.
                         Van Eck Associates Corporation
                                 99 Park Avenue
                            New York, New York 10016
                     (Name and Address of Agent for Service)

                                    Copy to:
                               Philip Newman, Esq.
                               Goodwin Procter LLP
                                 Exchange Place
                                 53 State Street
                           Boston, Massachusetts 02109

It is proposed that this filing will become effective (check appropriate box)
         [X]  immediately upon filing pursuant to paragraph (b)
         [ ]  on April 28, 2006 pursuant to paragraph (b)
         [ ]  60 days after filing pursuant to paragraph (a)(1)
         [ ]  on May 1, 2006 pursuant to paragraph (a)(1)
         [ ]  75 days after filing pursuant to paragraph (a)(2)
         [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  VAN ECK FUNDS

                       CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

         Cover Sheet

         Contents of Registration Statement


         Combined Prospectus for Class A and Class C shares of Van Eck Emerging Markets Fund, Van Eck Global Hard Assets Fund and Van Eck International Investors Gold Fund

         Prospectus for Class I shares of Van Eck Emerging Markets Fund, Van Eck Global Hard Assets Fund and Van Eck International Investors Gold Fund


         Combined Statement of Additional Information for Class A, Class C and Class I shares of Van Eck Emerging Markets Fund, Van Eck Global Hard Assets Fund and Van Eck International Investors Gold Fund

         Part C - Other Information

         Signature Page

         Exhibits

                                                                   VanEck Global

                                                                      PROSPECTUS
                                                                     May 1, 2006



VAN ECK FUNDS

    Emerging Markets Fund

        Global Hard Assets Fund

            International Investors Gold Fund






These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

                                                  GLOBAL INVESTMENTS SINCE 1955

TABLE OF CONTENTS


I.  THE FUNDS

    EMERGING MARKETS FUND                                        2
    GLOBAL HARD ASSETS FUND                                      8
    INTERNATIONAL INVESTORS GOLD FUND                           14

II. ADDITIONAL INVESTMENT STRATEGIES                            20

III. SHAREHOLDER INFORMATION                                    28

IV. FINANCIAL HIGHLIGHTS                                        43


1                                                       VAN ECK FUNDS PROSPECTUS

I. THE FUNDS

VAN ECK FUNDS IS A REGISTERED INVESTMENT COMPANY (THE "TRUST") COMPRISED OF THREE SEPARATE MUTUAL FUNDS: EMERGING MARKETS FUND, GLOBAL HARD ASSETS FUND AND INTERNATIONAL INVESTORS GOLD FUND (EACH, A "FUND"). VAN ECK ASSOCIATES CORPORATION SERVES AS INVESTMENT ADVISER (THE "ADVISER") TO EACH OF THE FUNDS.

THIS PROSPECTUS PROVIDES INVESTORS WITH RELEVANT INFORMATION ABOUT THE FUNDS. EACH FUND OFFERS THREE CLASSES OF SHARES: CLASS A, CLASS C AND CLASS I. THIS PROSPECTUS PROVIDES INVESTORS WITH RELEVANT INFORMATION ABOUT CLASS A AND CLASS C SHARES. A SEPARATE PROSPECTUS OFFERS INFORMATION REGARDING THE FUNDS' CLASS I SHARES. THE FUNDS' SEPARATE SHARE CLASSES HAVE DIFFERENT EXPENSES; AS A RESULT, THEIR INVESTMENT PERFORMANCES WILL DIFFER. INVESTORS SHOULD CONSIDER WHICH CLASS IS BEST SUITED FOR THEIR INVESTMENT NEEDS.

EMERGING MARKETS FUND

OBJECTIVE
The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

PRINCIPAL STRATEGIES
Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy. The Fund's policy of investing at least 80% of its assets in emerging markets securities may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change. This objective may also be changed by a vote of the majority of the shareholders of the Fund.

Utilizing qualitative and quantitative measures, the Fund's portfolio manager selects companies that have growth potential within their market niche, specifically focusing on small to mid cap names. Candidates for the portfolio are ranked based on their relative desirability based on a wide range of financial criteria and are regularly reviewed to insure that they continue to meet the ranking and desirability criteria.

The Fund's emerging market investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. Holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities.

The Fund may also invest in derivatives, including future contracts, forward contracts, options, swaps, structured notes and other similar securities, and in collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.

The Fund generally emphasizes investments in equity securities, but may also invest in debt securities of any quality, as long as not more than 20% of its assets are held in debt securities rated below investment grade ("junk bonds").

The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard assets securities. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices, and structured notes. The Fund may invest in any range of capitalization.

The Fund may invest up to 20% of its net assets in financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments that are linked to or backed by commodities that are not hard assets.

2                                                       VAN ECK FUNDS PROSPECTUS

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the Investment Company Act of 1940 (the "1940 Act").

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund is also subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs. In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and the risk of investing in debt securities rated below investment grade ("junk bonds").

The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. To the extent that the Fund invests in small or mid-cap companies, it is subject to certain risks such as price volatility, low trading volume and illiquidity. The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.

3                                                       VAN ECK FUNDS PROSPECTUS

Emerging Markets Fund Performance

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The chart shows the annual total returns of the Fund's Class A shares for each of the last ten calendar years. Annual returns for the other Classes will differ to the extent the classes have different expenses. Sales charges or account fees are not reflected; if these amounts were reflected, returns would be lower than those shown.

  EMERGING MARKETS FUND
  CLASS A SHARES ANNUAL TOTAL RETURNS (%)
  As of December 31,

   INSERT BAR CHART

12.28    `96
14.77    `97
20.65    `98
32.83    '99
-21.88   `00
-27.32   `01
-25.04   '02
75.05    `03
19.79    `04
29.77    `05

  During the period covered, the Fund's highest quarterly return was 28.26% for the quarter ended 6/30/03. The lowest quarterly return was -20.80% for the quarter ended 9/30/01.

  The Fund began investing its assets under its current investment objective on 12/18/02. Had the Fund done so since inception, the performance of the Fund would have been different than shown.


4                                                       VAN ECK FUNDS PROSPECTUS

  The table below provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with those of a broad-based securities market index over time. The Fund's returns include the maximum applicable sales charge for each Class and assume that shares were sold at the end of each period (unless otherwise noted).


  EMERGING MARKETS FUND
  AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)

As of December 31, 2005
                                         1 YEAR   5 YEAR  10 YEAR  LIFE OF FUND*
                                                          (CLASS A)   (CLASS C)
--------------------------------------------------------------------------------
  CLASS A SHARES(1)
  Return Before Taxes                    22.27%   6.91%   8.47%           --
  Return After Taxes on Distributions    18.58%%  6.10%   6.68%           --

  Return After Taxes on Distributions
  and Sale of Fund Shares                16.54%   5.70%   6.63%           --

  CLASS C SHARES(2)
  Return Before Taxes                    28.77%     --      --         28.50%

  MSCI EMERGING MARKETS FREE INDEX(3)    34.54%   19.41%  6.98%        35.93%

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after-tax returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.


 (1) Class A commenced operations on 12/20/93.

 (2) Class C commenced operations on 10/3/03.

 (3) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

     The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.


 * Only shown for share classes with less than 10 years of performance history.


5                                                       VAN ECK FUNDS PROSPECTUS

EMERGING MARKETS FUND EXPENSES
This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly.

EMERGING MARKETS FUND
SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                              CLASS A            CLASS C
Maximum Sales Charge (imposed on purchases
as a percentage of offering price)             5.75%              0.00%
Maximum Deferred Sales Charge (Load)
(as a percentage of the lesser of the net      0.00%              1.00%
asset value or purchase price)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*
  Management/Administration Fees               1.00%              1.00%
  Distribution (12b-1) Fees                    0.25%              1.00%
  Other Expenses                               0.76%              1.62%
  Total Fund Operating Expenses                2.01%              3.62%
  Fees/Expenses Waived or Reimbursed           0.15%              0.87%
  Net Annual Operating Expenses               2.01%+              2.75%

 * Class A shares: For the period May 1, 2006 through April 30, 2007, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 2.25 % of average daily net assets. For the fiscal year ended December 31, 2005, the total Class A operating expenses were 2.26%.

 Class C shares: For the period May 1, 2006 through April 30, 2007, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 2.75% of average daily net assets. For the fiscal year ended December 31, 2005, the Total Class C Operating expenses were 3.62%.

 (+) Net of interest expense.

6                                                       VAN ECK FUNDS PROSPECTUS

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement undertaken by the Adviser The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

                              Maximum Account Fees

           1 Year     3 Year      5 Year     10 Year
--------------------------------------------------------------------------------

Class A     $767     $1,169     $1,596      $2,778

Class C     $378     $1,029     $1,800      $3,824*

You would pay the following expenses if you did not redeem your shares

Class A     $767     $1,169     $1,596      $2,778

Class C     $278     $1,029     $1,800      $3,824*

 * Class C shares automatically convert to Class A shares after year eight.


7                                                       VAN ECK FUNDS PROSPECTUS

GLOBAL HARD ASSETS FUND

OBJECTIVE
The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in "hard asset securities." Income is a secondary consideration.

PRINCIPAL STRATEGIES
Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of "hard asset" companies and instruments that derive their value from "hard assets."

Hard assets consist of precious metals, natural resources, real estate and commodities. A company will be considered to be a hard asset company if it, directly or indirectly, derives at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.

The Fund's investment management team seeks to purchase equity opportunities, using a disciplined and flexible investment methodology focused on value. Candidates for the portfolio are identified through the development of expected returns on the hard assets equity sector, commodities, and their respective underlying companies.

The Fund's policy of investing at least 80% of its assets in hard assets may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change. The objective may also be changed by a vote of the majority of the shareholders of the Fund.

The Fund may invest, without limitation, in any one or more hard asset sectors and is not required to invest a minimum portion of its assets in any one hard asset sector. Under normal circumstances, the Fund expects to invest in the securities of companies that have economic ties with one or more of at least three different countries, including the U.S. The Fund is not subject to minimum or maximum limitations regarding the amount of the Fund's assets that may be invested in securities of companies that are tied economically to any one country. The Fund's exposure to any particular country or region of the world will reflect the Adviser's assessment of the investment opportunities available in the securities of various hard asset companies, as well as general business, economic and global market conditions. The Fund's investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, convertible debt instruments, and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. The Fund may invest in any range of capitalization.

The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard assets securities. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices, and structured notes.

The Fund may invest up to 20% of its net assets in financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments that are linked to or backed by commodities that are not hard assets.

The Fund may invest up to 20% of its total assets in investment-grade debt securities and asset-backed securities, such as collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

8                                                       VAN ECK FUNDS PROSPECTUS

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS
An investment in the Fund involves the risk of losing money.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund's portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

The Fund is subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to the risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs. In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and the risk of investing in debt securities rated below investment grade ("junk bonds"). The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. To the extent that the Fund invests in small or mid-cap companies, it is subject to certain risks such as price volatility, low trading volume and illiquidity. The Fund is also subject to market risk and precious metals risk.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.

9                                                       VAN ECK FUNDS PROSPECTUS

GLOBAL HARD ASSETS FUND PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The chart shows the annual total returns of the Fund's Class A shares for the life of the Fund. Annual returns for the other classes will differ to the extent the classes have different expenses. Sales charges or account fees are not reflected; if these amounts were reflected, returns would be lower than those shown.

  GLOBAL HARD ASSETS FUND
  CLASS A SHARES ANNUAL TOTAL RETURNS (%)
  As of December 31,

   INSERT BAR CHART

45.61    `96
14.29    `97
-32.25   `98
16.64    '99
8.91     `00
-8.56    `01
6.77     '02
42.44    `03
22.87    `04
48.72    `05

During the period covered, the Fund's highest quarterly return was 24.25% for the quarter ended 9/30/05. The lowest quarterly return was -19.77% for the quarter ended 9/30/98.


10                                                      VAN ECK FUNDS PROSPECTUS

The table below provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with those of broad-based securities market indices over time. The Fund's returns include the maximum applicable sales charge for each Class and assume that shares were sold at the end of each period (unless otherwise noted).

GLOBAL HARD ASSETS FUND
AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)

As of December 31, 2005
                                              1 Year       5 Year       10 Year
--------------------------------------------------------------------------------
  CLASS A SHARES(1)
  Return Before Taxes                         40.19%       19.08%       13.12%
  Return After Taxes on Distributions         40.19%       19.08%       12.49%

  Return After Taxes on Distributions
    And Sale of Fund Shares                   26.11%       16.93%       11.34%
  CLASS C SHARES(1)
  Return Before Taxes                         46.94%       19.64%       13.07%
  S&P 500 INDEX(2)                             4.91%        0.54%        9.06%
  GOLDMAN SACHS NATURAL RESOURCES INDEX(3)    34.44%        9.05%         n/a

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after-tax returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

 (1) Class A and Class C commenced operations on 11/2/94.

 (2) The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industry, utilities, financials and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.

 (3) The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

     The Standard & Poor's 500 Index and the Goldman Sachs Natural Resources Index are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.


11                                                      VAN ECK FUNDS PROSPECTUS

GLOBAL HARD ASSETS FUND EXPENSES
This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly.

GLOBAL HARD ASSETS FUND
SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                              CLASS A            CLASS C
Maximum Sales Charge (imposed on purchases
as a percentage of offering price)             5.75%              0.00%
Maximum Deferred Sales Charge (Load)
(as a percentage of the lesser of the net      0.00%              1.00%
asset value or purchase price)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*
  Management/Administration Fees               1.00%              1.00%
  Distribution (12b-1) Fees                    0.25%              1.00%
  Other Expenses                               0.38%              0.08%
  Total Fund Operating Expenses                1.63%              2.08%
  Fees/Expenses Waived or Reimbursed           0.13%               --
  Net Annual Operating Expenses                1.50%              2.08%


  * Class A shares: For the period May 1, 2006 through April 30, 2007, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.50% of average daily net assets. For the fiscal year ended December 31, 2005, total fund operating expenses were 1.88%.

  Class C shares: For the period May 1, 2006 through April 30, 2007, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 2.50% of average daily net assets. For the fiscal year ended December 31, 2005, total fund operating expenses were 2.08%.

12                                                      VAN ECK FUNDS PROSPECTUS

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement, undertaken by the Adviser The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

                              MAXIMUM ACCOUNT FEES

           1 Year     3 Year      5 Year     10 Year
--------------------------------------------------------------------------------

  Class A   $719      $1,048      $1,399      $2,386
  Class C   $311      $652        $1,119      $2,410*

  You would pay the following expenses if you did not redeem your shares
  Class A   $719      $1,048      $1,399      $2,386
  Class C   $211      $652        $1,119      $2,410*

 * Class C shares automatically convert to Class A shares after year eight.

13                                                      VAN ECK FUNDS PROSPECTUS

INTERNATIONAL INVESTORS GOLD FUND

OBJECTIVE
The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of companies principally engaged in gold-related activities, as well as in instruments that derive their value from gold, and in gold coins and bullion. A company will be considered to be principally engaged in gold-related activities if it derives at least 50% of its revenues from gold-related activates, including exploration, mining, processing or dealing in gold.
The Fund emphasizes companies that the portfolio manager believes represent value opportunities or that have growth potential within their market niche, through their ability to increase production capacity at low cost or make gold discoveries around the world. The portfolio manager utilizes both a macro-environmental examination of gold market themes and a fundamental analysis of prospective companies in the search for value and growth opportunities.

The Fund's policy of investing at least 80% of its assets in gold-related securities may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change. The objective may also be changed by a vote of the majority of the shareholders of the Fund.

The Fund will invest in securities of companies with economic ties to countries throughout the world, including the U.S. The Fund is not subject to minimum or maximum limitations regarding the amount the Fund's assets that may be invested in securities of companies that are tied economically to any one country. The Fund's exposure to any particular country or region of the world will reflect the Adviser's assessment of the investment opportunities available in the securities of various companies principally engaged in gold-related activities, as well as general business, economic and international market conditions.

The Fund may invest up to 12.5% of its total assets, as of the date of the investment, in gold and silver coins, as well as gold, silver, platinum and palladium bullion. The Fund's investments in coins and bullion will earn no income, and the sole source of return to the Fund from these investments is from gains or losses realized on their sale. The Fund pays custody costs to store its bullion and coins. The Fund may invest in any range of capitalization.

The Fund may also invest in investment-grade debt securities and asset-backed securities, such as collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.

The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard assets securities. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices, and structured notes.

The Fund may invest up to 20% of its net assets in financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments that are linked to or backed by commodities that are not hard assets.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.


14                                                      VAN ECK FUNDS PROSPECTUS

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund's overall portfolio may decline in value due to developments specific to the gold industry.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.


The Fund is subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to the risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs. In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and the risk of investing in debt securities rated below investment grade ("junk bonds"). The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. To the extent that the Fund invests in small or mid-cap companies, it is subject to certain risks such as price volatility, low trading volume and illiquidity. The Fund is also subject to market risk.

The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.


15                                                      VAN ECK FUNDS PROSPECTUS

                                     I. THE FUNDS / INTERNATIONAL INVESTORS GOLD

INTERNATIONAL INVESTORS GOLD FUND PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The chart shows the annual total returns of the Fund's Class A shares for each of the last ten calendar years. Annual returns for the other classes will differ to the extent the classes have different expenses. Sales charges or account fees are not reflected; if these amounts were reflected, returns would be lower than those shown.

INTERNATIONAL INVESTORS GOLD FUND
CLASS A SHARES ANNUAL TOTAL RETURNS (%)
As of December 31,

INSERT BAR CHART

-9.37    `96
-36.00   `97
-11.87   `98
-12.37   '99
-22.18   `00
20.74    `01
90.48    '02
44.25    `03
-7.73    `04
35.62    `05

During the period covered, the Fund's highest quarterly return was 44.96% for the quarter ended 3/31/02. The lowest quarterly return was -24.96% for the quarter ended 12/31/97.

16                                                      VAN ECK FUNDS PROSPECTUS

The table below provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with those of a broad-based securities market index over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

INTERNATIONAL INVESTORS GOLD FUND
AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)

  As of December 31, 2005

                                        1 Year  5 Year  10 Year  Life of Fund(+)
                                                       (Class A)    (Class C)
  CLASS A SHARES(1)
  Return Before Taxes                   27.77%  31.38%   3.16%         --
  Return After Taxes on Distributions   26.34%  29.05%   2.09%         --

  Return After Taxes on Distributions
    and Sale of Fund Shares             19.61%  26.91%   2.14%         --

  CLASS C SHARES(2)
  Return Before Taxes                   34.06%    --      --         21.45%

  PHILADELPHIA STOCK EXCHANGE
  GOLD AND SILVER (XAU) INDEX(3)        30.55%  21.72%   2.02%       17.63%

 AMERICA STOCK EXCHANGE ("AMEX")
 GOLD MINERS INDEX(4)                   29.08%     --     --        19.26%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after-tax returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.


 (1) Class A commenced operations on 2/10/56.

 (2) Class C commenced operations on 10/3/03.

 (3) The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. The Philadelphia Stock Exchange Gold and Silver Index and the Amex Gold Miners Index are unmanaged indices and include the reinvestment of all dividends but do not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. An Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

 (4) The Amex Gold Miners Index (the "Index") is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver. The Index includes common stocks or ADRs of selected companies that involved in mining for gold and silver and that are listed for trading on the New York Stock Exchange, Amex, or quoted on the NASDAQ National Market. Only companies with market capitalization greater than $100 million that have traded on average daily volume of at least 50,000 shares over the past six months are eligible for inclusion in the Index. The above returns are without dividends reinvested. The inception date, when the Index was first published, is October 7, 2004.



 (+) Only shown for shares classes with less than 10 years of performance history.


17                                                      VAN ECK FUNDS PROSPECTUS

INTERNATIONAL INVESTORS GOLD FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly.

INTERNATIONAL INVESTORS GOLD FUND
SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                              CLASS A            CLASS C
Maximum Sales Charge (imposed on purchases
as a percentage of offering price)             5.75%              0.00%
Maximum Deferred Sales Charge (Load)
(as a percentage of the lesser of net asset    0.00%              1.00%
value or purchase price)

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*
  Management/Administration Fees               1.00%              1.00%
  Distribution (12b-1) Fees                    0.25%              1.00%
  Other Expenses                               0.46%              0.53%
  Total Fund Operating Expenses                1.71%              2.53%
  Fees/Expenses Waived or Reimbursed           0.11%              0.03%
  Net Annual Operating Expenses                1.60%              2.50%

* Class A shares: For the period May 1, 2006 through April 30, 2007, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.60% of average daily net assets. For the fiscal year ended December 31, 2005, the total Class C operating expenses were 1.71%.

  Class C shares: For the period May 1, 2006 through April 30, 2007, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 2.50% of average daily net assets. For the fiscal year ended December 31, 2005, the total Class C operating expenses were 2.53%.

18                                                      VAN ECK FUNDS PROSPECTUS

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. In the case of Class A, the example assumes that the Class A operating expenses remain the same. In the case of Class C, the example reflects the fee waiver/reimbursement during the first year, undertaken by the Adviser. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

                              MAXIMUM ACCOUNT FEES

           1 YEAR     3 YEAR      5 YEAR     10 YEAR
--------------------------------------------------------------------------------

  Class A   $728      $1,073      $1,440      $2,470

  Class C   $353      $785        $1,343      $2,863*

  You would pay the following expenses if you did not redeem your shares

  Class A   $728      $1,073      $1,440      $2,470

  Class C   $253      $785        $1,343      $2,863*


  * Class C shares automatically convert to Class A shares after year eight.

19                                                      VAN ECK FUNDS PROSPECTUS

II. OTHER PRINCIPAL INVESTMENT STRATEGIES
OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.


OTHER INVESTMENT STRATEGIES AND RISKS


ASSET-BACKED SECURITIES

FUNDS              Emerging Markets Fund, Global Hard Assets Fund

DEFINITION         Represent securitized pools of consumer loans and other
                   assets unrelated to mortgages.

RISK Asset-backed securities are subject to the risks associated with other debt securities. The asset backing the security may lose value, thereby making the security less secured. In addition, they are subject to the risk of prepayment, which is the possibility that the principal on the underlying loans may be paid earlier than expected, requiring the Funds to reinvest the proceeds at generally lower interest rates. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Rates of prepayment that are faster or slower than expected by the Adviser, could reduce the Funds' yield, increase the volatility of the Funds and/or cause a decline in net asset value.

BORROWING; LEVERAGE RISK

FUNDS                  All Funds

DEFINITION         Borrowing to invest more is called "leverage." The Funds may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of the borrowings. The Fund is required to be able to restore borrowing to its permitted level within three days, if it should increase to more than one-third as stated above.
                   Methods that may be used to restore borrowings in this context includes selling securities, even if the sale hurts the Fund's investment positions.

RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

FUNDS              Emerging Markets Fund, Global Hard Assets Fund

DEFINITION         These securities are backed by a group of mortgages. CMOs are fixed-income securities, rated by agencies like other fixed-income securities; the Funds invest in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders.

RISK CMOs are subject to the risks associated with other debt securities. In addition, like other asset-backed securities, COMs are subject to the risk of prepayment. Please refer to the "asset-backed securities" section above for other risks. The asset backing the security may lose value, thereby making the security less secured. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Funds may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

20                                                      VAN ECK FUNDS PROSPECTUS

COMMODITY-LINKED DERIVATIVE SECURITIES AND STRUCTURED NOTES

FUNDS              All Funds

DEFINITION         The value of a commodity-linked derivative investment
                   generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.

RISK The Fund's investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of structured notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

FUNDS              All Funds.

DEFINITION         Debt, or fixed-income, securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market"-- that is, they are traded by people other than their original issuers.

RISK All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up.

DEFENSIVE INVESTING

FUNDS              All Funds

DEFINITION         A deliberate, temporary shift in portfolio strategy which may be undertaken when markets start behaving in volatile or unusual ways. A Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of the U.S.
                   or foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper, and repurchase agreements. At such times, a Fund may have all of its assets invested in a single country or currency.

21                                                      VAN ECK FUNDS PROSPECTUS

RISK "Opportunity cost"--i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. A Fund may not achieve its investment objective during periods of defensive investing.

DERIVATIVES

FUNDS             All Funds

DEFINITION         A derivative is a security that derives its current value
                   from the current value of another security. It can also derive its value from a commodity, a currency or a securities index. The Funds use derivatives, either on their own, or in combination with other derivatives, to offset other investments with the aim of reducing risk -- that is called
                   "hedging." The Funds also invest in derivatives for their investment value.

RISKS Derivatives bear special risks by their very nature. First, a Fund's Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Second, the price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage" -- by borrowing -- an unanticipated price move might result in the Fund losing more than its original investment.

                   For a complete discussion of the kinds of derivatives in which the Funds may invest, and of their risks, please see the Funds' SAI.

EMERGING MARKETS SECURITIES

FUNDS              All Funds

DEFINITION         Securities of companies that are primarily located in
                   developing countries. (See "Foreign Securities," below, for basic information on foreign investment risks.)

RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

FOREIGN SECURITIES

FUNDS              All Funds

DEFINITION         Securities issued by foreign companies, traded in foreign
                   currencies or issued by companies with most of their business interests in foreign countries.

RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing--than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular. Foreign securities also may have varying tax consequences (see the section entitled "Taxes" in the Statement of Additional Information for the Funds).

22                                                      VAN ECK FUNDS PROSPECTUS

                   Some of these risks may be reduced when Funds invest indirectly in foreign issues through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares
                   (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

                   Russia: The Funds invest only in those Russian companies whose registrars have contracted to allow the Funds' Russian sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.

INDEXED COMMERCIAL PAPER

FUNDS              All Funds

DEFINITION         For hedging purposes only, the Funds invest in commercial
                   paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Funds segregate asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper.

RISK Principal may be lost, but the potential for gains in principal and interest may help the Funds cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper provides an attractive money market rate of return.

INDUSTRY CONCENTRATION

FUNDS              Global Hard Assets Fund, International Investors Gold Fund

DEFINITION         The Funds may invest more than 50% of their net assets in a single sector or industry. In the case of International
                   Investors Gold Fund, it will invest at least 80% of its assets in the securities of companies engaged in gold-related activities, including exploration, mining, processing, or dealing in gold. In the case of Global Hard Assets Fund, it will invest at least 80% of its assets in securities of "hard asset" companies and instruments that derive their value from "hard assets."

RISK Concentration of investments in a single sector or industry may make a Fund more volatile than funds which are more diversified.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

FUNDS              All Funds

DEFINITION         The Funds may invest up to 10% of their net assets in
                   securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds
                   ("ETFs"), subject to limitations under the 1940 Act. The
                   Funds may invest in other investment companies which are sponsored or advised by the Adviser and/or its affiliates.

RISKS Any investment in another investment company is subject to the underlying risks of that investment company's portfolio securities or assets. For example, if the investment company holds common stocks, the Funds would be exposed to the risk of investing in common stocks. In addition to the Funds' fees and expenses, the Funds will bear their share of the investment company's fees and expenses. ETFs involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the

23                                                      VAN ECK FUNDS PROSPECTUS
                   general level of market prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Funds could incur a loss.

LACK OF RELIABLE FINANCIAL INFORMATION

FUNDS              All Funds

DEFINITION         Emerging markets securities issuers are subject to different disclosure requirements than those of issuers in developed countries.

RISK There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

LOANS OF PORTFOLIO SECURITIES

FUNDS              All Funds

DEFINITION         The Funds may lend their securities as permitted under the
                   1940 Act, including by participating in securities lending programs managed by broker-dealers. Broker-dealers must collateralize (secure) these borrowings in full with cash, U.S. government securities or high-quality letters of credit.

RISK If a broker-dealer breaches its agreement either to pay for the loan, to pay for the securities or to return the securities, the Fund may lose money.

LOW RATED DEBT SECURITIES

FUNDS              Emerging Markets Fund, Global Hard Assets Fund

DEFINITION         Debt securities, foreign and domestic, rated "below
                   investment grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. They also bear the risk of untimely payment. By definition, they involve more risk of default than do higher-rated issues.

MARKET RISK

FUNDS              All Funds

DEFINITION         Market risk is a risk common to the entire class of assets.
                   An investment in the Funds involves "market risk"-- the risk that securities prices may go up or down. The value of investments may decline over time because of economic changes or other events that impact large portions of the market.

RISK An investment in the Funds involves "market risk"-- the risk that securities prices may go up or down. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline

24                                                      VAN ECK FUNDS PROSPECTUS
                   over short or even extended periods not only because of company- specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

MARKET TIMING

FUNDS              All Funds

DEFINITION         An attempt to predict future market directions, typically by examining recent price, volume or economic data, and investing based on those predictions.

RISK Although the Adviser uses reasonable efforts to deter short-term trading that may be harmful to a Fund, commonly referred to as "market timing," the Adviser can give no guarantees that it will be able to detect or prevent shareholders from engaging in short-term trading. If the Adviser is unable to detect and prevent harmful short-term trading, a Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.

NON-DIVERSIFICATION RISK

FUNDS              All Funds

DEFINITION         Non-diversified funds may invest in fewer assets or in larger proportions of the assets of single companies or industries.

RISK Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.


PARTLY PAID SECURITIES

FUNDS              All Funds

DEFINITION         Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments--the buyer "takes over payments."

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a reuslt will incur a loss.

PRECIOUS METALS RISK

FUNDS              Global Hard Assets Fund, International Investors Gold Fund

25                                                      VAN ECK FUNDS PROSPECTUS

DEFINITION         Gold, silver, platinum and palladium in the form of bullion and coins which have no numismatic (collectable) value. There is a well-established world market for precious metals.

RISK Precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in gold-producing countries may have a direct effect on the mining and distribution of gold, and consequently, on its price. The vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia. Under current U.S. tax law, the Funds may not receive more than 10% of their yearly income from selling precious metals or any other physical commodity. That law may require a Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them -- both may cause investment losses or lost opportunities for profit. The Funds also incur storage costs for bullion and coins.

PRIVATE OFFERINGS

FUNDS              All Funds

DEFINITION         Investments made directly with an enterprise through a
                   shareholder or similar agreements -- not through publicly traded shares or interests.

                   Direct investments may involve high risk of substantial loss. Such positions may be hard to sell, because they are not listed on an exchange and prices of such positions may be unpredictable.

RISK A direct investment price as stated for valuation may not be the price the Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. Tax rates on realized gains from selling private issue holdings may be higher than taxes on gains from listed securities. The Board of Trustees considers direct investments illiquid and will aggregate direct investments with other illiquid investments under the illiquid investing limits of each Fund.

                   The Funds will not invest more than 10% of their total assets in direct investments.

REAL ESTATE SECURITIES RISK

FUNDS              Emerging Markets Fund, Global Hard Assets Fund

DEFINITION         The Funds may not invest in real estate directly but may (i)
                   invest in securities of issuers that invest in real estate or interests therein, including interests in real estate investment trusts, REITs, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Funds as a result of the ownership of securities. The Global Hard Assets Fund may invest more than 50% of its net assets in real estate securities.

RISK All general risks of real estate investing apply to REITs (for example, illiquidity and volatile prices), plus special risks of REITs in particular. (See "Real Estate Securities" in the SAI.)

REPURCHASE AGREEMENTS

FUNDS              All Funds

DEFINITION         In a repurchase agreement (a "repo"), a Fund acquires a
                   security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Funds enter into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

RISK There is a risk of a counterparty defaulting on a "repo," which may result in the Funds losing money.


26                                                      VAN ECK FUNDS PROSPECTUS

SHORT SALES

FUNDS              All Funds

DEFINITION         In a short sale, the Fund borrows an equity security from a broker, then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. The Fund may also
                   "short-against-the-box", which is a short sale of a security that the Fund owns, for tax or other purposes.

RISK If the value of the security goes up, then if the Fund does not hold this security, the Fund will have to buy it back in the market at a loss to make good on its borrowing. The Fund is required to "cover" its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account. The total value of the assets deposited as collateral will not exceed 50% of the Fund's net assets.

WHEN-ISSUED DEBT SECURITIES

FUNDS              Emerging Markets Fund

DEFINITION         Debt securities issued at a fixed price and interest rate, but delivered and paid for some time later.

RISK Principal and interest of a when-issued security may vary during the period between purchase and delivery. so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Fund will maintain reserves of cash, U.S. government securities or other liquid high quality securities in a segregated account to offset purchases of when-issued securities.


PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Funds' and Adviser's policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Funds' portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

Limited portfolio holdings information for the Funds is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Funds' top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Funds may also publish a detailed list of the securities held by each Fund, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

27                                                      VAN ECK FUNDS PROSPECTUS

III. SHAREHOLDER INFORMATION

HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; HOW TO CHOOSE A CLASS OF SHARES; SALES CHARGES; HOUSEHOLDING; RETIREMENT PLANS; TAXES; DIVIDENDS AND CAPITAL GAINS AND MANAGEMENT OF THE FUNDS. (SEE THE SAI FOR ADDITIONAL INFORMATION).

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES

THROUGH A BROKER OR AGENT

The applicable sales charge will be the same, whether you buy indirectly through a broker or agent or directly through the transfer agent. Contact your broker or agent for details.

THROUGH THE TRANSFER AGENT,
DST SYSTEMS, INC. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The Funds' mailing address at DST is:
   Van Eck Global
   P.O. Box 218407
   Kansas City, MO 64121-8407

For overnight delivery:
   Van Eck Global
   210 W. 10th St., 8th Fl.
   Kansas City, MO 64105-1802

Non-resident aliens cannot make a direct investment to establish a new account in the Funds, but may invest through their broker or agent and certain foreign financial institutions that have agreements with Van Eck.

To telephone the Funds at DST, call Van Eck's Account Assistance at 1-800-544-4653.

PURCHASE BY MAIL
To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts (see "Retirement Plans" for details). For further details, see the application or call Account Assistance.

TELEPHONE REDEMPTION -- PROCEEDS BY CHECK  1-800-345-8506
If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

EXPEDITED REDEMPTION -- PROCEEDS BY WIRE  1-800-345-8506
If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

28                                                      VAN ECK FUNDS PROSPECTUS

WRITTEN REDEMPTIONS


Your written redemption (sale) request must include:

o  Fund and account number.

o Number of shares or dollar amount to be redeemed, or a request to sell "all shares."

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

o Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

o  The redemption is for $50,000 or more.

o  The redemption amount is wired.

o  The redemption amount is paid to someone other than the registered owner.

o  The redemption amount is sent to an address other than the address of record.

o  The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

TELEPHONE EXCHANGE 1-800-345-8506

If your account has the optional Telephone Exchange Privilege, you can exchange between Funds of the same Class without any additional sales charge. (Shares originally purchased into the money market fund, which paid no sales charge, may pay an initial sales charge the first time they are exchanged into another Class A fund.)

Exchanges of Class C shares are exempt from the redemption sales charge. All accounts are eligible except for those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, "Market Timing Limits" and "Unauthorized Telephone Requests" below, or call Account Assistance.

WRITTEN EXCHANGES
Written requests for exchange must include:

o  The fund and account number to be exchanged out of.

o  The fund to be exchanged into.

o Directions to exchange "all shares" or a specific number of shares or dollar amount.

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in "Telephone Exchange."

TRANSFER OF OWNERSHIP
Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

REDEMPTIONS IN KIND
Each Fund reserves the right to redeem its shares "in kind." A description of "in kind" redemptions can be found in the SAI.

29                                                      VAN ECK FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION


LIMITS AND RESTRICTIONS
FREQUENT TRADING POLICY
The Funds' Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as "market timing," because such activities may be disruptive to the management of the Funds' portfolios and may increase Fund expenses and negatively impact the Funds' performance.

The Funds invest portions of their assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Funds' portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). The Funds' investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. In particular, Emerging Markets Fund's investments in emerging market securities may be less liquid, and the prices of such securities may be more volatile, than the securities of U.S. or other developed countries issuers. As a result, the Emerging Markets Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

The Funds discourage frequent exchanges, purchases and redemptions of shares by its shareholders, and will not make special arrangements to accommodate such transactions in Funds' shares. The Funds may reject a purchase order for any reason and may limit or reject an exchange transaction if the Adviser believes that a shareholder is engaging in market timing activities that are harmful to a Fund.

Consistent with this policy, shareholders of each Fund are limited to six exchanges out of an account per calendar year. Periodic exchanges out as a result of an automatic exchange plan are exempt from this limitation. Also exempt are exchanges out that are the result of an automatic conversion from Class C to Class A, a merger of Funds, or activity to correct a transaction made in error. The Adviser may waive this limitation in cases when its enforcement would result in significant hardship (create a financial burden when there is no evidence of market timing) to a shareholder.

In addition to the limitation on frequent exchanges, the Funds use a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain threshold criteria established by the Funds, and making inquiries with respect to such trades. If a transaction and/or Fund account is refused due to suspected market timing, the investor or his or her financial adviser will be notified.

With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, the Funds (i) have requested assurance that such intermediaries currently selling the Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and have instructed such intermediaries to notify the Funds immediately if they are unable to comply with such policies and procedures and (ii) require all prospective intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Funds' policies. Omnibus accounts generally do not identify customers' trading activity to the Funds on an individual basis. The ability of the Funds to monitor exchanges, purchases and redemptions made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent short-term trading within any of the Funds by the financial intermediary's customers.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds' shares, there can be no assurances that these efforts will be successful. Some investors may use various strategies to disguise their trading practices and the Funds' ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

For further details, contact Account Assistance.

UNAUTHORIZED TELEPHONE REQUESTS
Like most financial organizations, Van Eck, the Funds and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Funds, and DST reserve the right to reject a telephone redemption, exchange, or

30                                                      VAN ECK FUNDS PROSPECTUS
other request without prior notice either during or after the call. For further details, contact Account Assistance.

AUTOMATIC SERVICES
AUTOMATIC INVESTMENT PLAN
You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

AUTOMATIC EXCHANGE PLAN
You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. The Plan is available to Class A shares only. For further details and to request an Application, contact Account Assistance.

AUTOMATIC WITHDRAWAL PLAN
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. The Plan is available to Class A shares only. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE
An initial purchase of $1,000 and subsequent purchases of $100 dollars or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through "wrap fee" asset allocation and similar programs offered without a sales charge by certain financial institutions.

ACCOUNT VALUE AND REDEMPTION
If the value of your account falls below $1000 after the initial purchase, each Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.

HOW FUND SHARES ARE PRICED
Each Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. Each Fund calculates its NAV every day the New York Stock Exchange
(NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE. Each Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the NAV of each Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, a Fund will use the security's "fair value" as determined in good faith in accordance with the Funds' Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds' Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV.

31                                                      VAN ECK FUNDS PROSPECTUS

Certain of the Funds' portfolio securities are be valued by an outside pricing service approved by the Funds' Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds' NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds' fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

2. HOW TO CHOOSE A CLASS OF SHARES

The Funds offer three classes of shares with different sales charges and 12b-1 fee schedules, designed to provide you with different purchase options according to your investment needs. Class A and Class C shares are offered to the general public and differ in terms of sales charges and ongoing expenses. No money market fund is available for exchange with Class C shares. Class C shares automatically convert to Class A shares eight years after each individual purchase. Class I shares are offered only to eligible institutional investors, as specifically described in a separate prospectus.

You should review information relating to share class expenses with your financial intermediary prior to purchasing shares of a Fund.

o CLASS A Shares are offered at net asset value plus an initial sales charge at time of purchase of up to 5.75% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more, according to the schedule below. There is also a 12b-1 fee of 0.25%

o CLASS C Shares are offered at net asset value with no initial sales charge, but are subject to a contingent deferred redemption charge (CDRC) of 1.00% on all redemptions during the first 12 months after purchase. There is also a 12b-1 fee of 1.00%

o CLASS I Shares are offered with no sales charges on purchases or redemptions, and no distribution (12b-1) fee. Eligible institutional investors must meet an initial investment minimum of $1 million. For more information on the Class I shares, please see the separate prospectus for Class I.

32                                                      VAN ECK FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION

3. SALES CHARGES - ALL FUNDS

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the Net Asset Value (NAV) of the shares plus an intial sales charge. The intial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic investment of income dividends or capital gains distribution. It is the responsibility of the financial intermediary to ensure that the investor obtains the proper "breakpoint" discount.

CLASS A SHARES SALES CHARGES

                                           SALES CHARGE AS A PERCENTAGE OF
  DOLLAR AMOUNT OF PURCHASE           OFFERING PRICE    NET AMOUNT INVESTED     PERCENTAGE TO BROKERS OR AGENTS*

  Less than $25,000                        5.75%               6.10%                            5.00%

  $25,000 to $50,000                       5.00%               5.30%                            4.25%

  $50,000 to $100,000                      4.50%               4.70%                            3.90%

  $100,000 to $250,000                     3.00%               3.10%                            2.60%

  $250,000 to $500,000                     2.50%               2.60%                            2.20%

  $500,000 to $1,000,000                   2.00%               2.00%                            1.75%

  $1,000,000 and over                      None**

* Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

** The Distributor may pay a Finder's Fee of up to 1% to eligible brokers and agents on qualified purchases at or above the $1 Million breakpoint. For details, contact the Distributor.


CLASS C SHARES SALES CHARGES

  YEAR SINCE PURCHASE            CONTINGENT DEFERRED REDEMPTION CHARGE (CDRC)(+)
  First                          1.00% of the lesser of NAV or purchase price

  Second and thereafter          None


Class C Broker/Agent Compensation: 1.00% (0.75 of 1% distribution fee and 0.25 of 1.00% service fee) of the amount purchased at time of investment.

(+) Shares will be redeemed in the following order (1) shares not subject to the CDRC (dividend reinvestment, etc.) (2) first in, first out.

33                                                      VAN ECK FUNDS PROSPECTUS

REDUCED OR WAIVED SALES CHARGES
You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or Van Eck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term "purchase" refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. For further details, see the SAI. The value of shares owned by an individual in Class A and C of each of the Van Eck Funds may be combined for a reduced sales charge in Class A shares only. (The Money Fund cannot be combined for a reduced sales charge in Class A shares.)

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it will be necessary at the time of purchase for you to inform your broker or agent (or DST or Van Eck), of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums.

The Funds make available information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, on their website at www.vaneck.com, free of charge.

FOR CLASS A SHARES
RIGHT OF ACCUMULATION
When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level for which you qualify.

COMBINED PURCHASES
The combined amounts of your multiple purchases in the Funds on a single day determines the sales charge level for which you qualify.

LETTER OF INTENT
If you plan to make purchases in the Funds within a 13 month period that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. For escrow provisions and details, see the Application.

PERSONS AFFILIATED WITH VAN ECK
Trustees, officers, and full-time employees (and their families) of the Funds, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with Van Eck, and other affiliates and agents, may buy without a sales charge.

INVESTMENT ADVISERS, FINANCIAL PLANNERS AND BANK TRUST DEPARTMENTS
Investment advisers, financial planners and bank trust departments that meet certain requirements and are compensated by asset-based fees may buy without a sales charge on behalf of their clients.

FOREIGN FINANCIAL INSTITUTIONS
Certain foreign financial institutions that have international selling agreements with Van Eck may buy shares with a reduced or waived sales charge for their omnibus accounts on behalf of foreign investors. Shareholders who purchase shares through a foreign financial institution at a fixed breakpoint may pay a greater or lesser sales charge than if they purchased directly through a U.S. dealer.

INSTITUTIONAL RETIREMENT PROGRAMS
Certain financial institutions who have agreements with Van Eck may buy shares without a sales charge for their omnibus accounts on behalf of investors in retirement plans and deferred compensation plans other than IRAs.

BUY-BACK PRIVILEGE
You have the right, once a year, to reinvest proceeds of a redemption from Class A shares of a Fund into that Fund or Class A shares of another Fund within 30 days without a sales charge (excluding the money market fund). Reinvestment into the same Fund within 30 days is considered a "wash sale" by the IRS and cannot be declared as a capital loss or gain for tax purposes.


34                                                      VAN ECK FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION

FOR CLASS C SHARES
DEATH OR DISABILITY
The redemption sales charge may be waived upon (1) death or (2) disability as defined by the Internal Revenue Code.

CERTAIN RETIREMENT DISTRIBUTIONS
The redemption sales charge may be waived for lump sum or other distributions from IRA, Keogh, and 403(b) accounts following retirement or at age 701/2. It is also waived for distributions from qualified pension or profit sharing plans after employment termination after age 55. In addition, it is waived for shares redeemed as a tax-free return of an excess contribution.

CONVERSION FEATURE
After 8 years, Class C shares of each of the Funds will convert automatically to Class A shares of the respective Fund with no initial sales charge.

The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased. Class C shares held for eight years are converted to Class A shares on the 5th business day of the month following their eight year anniversary.


4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES

If more than one member of your household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow us to mail single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the new system, known as "householding," only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. This new system will not affect the delivery of individual transaction confirmations, account statements, and annual tax information, which will continue to be mailed separately to each shareholder. You may benefit from this new system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 1-800-544-4653.

35                                                      VAN ECK FUNDS PROSPECTUS

5. RETIREMENT PLANS

Fund shares may be invested in tax-advantaged retirement plans sponsored by Van Eck or other financial organizations. Retirement plans sponsored by Van Eck use State Street Bank and Trust Company (formerly known as Investors Fiduciary Trust Company) as custodian and must receive investments directly by check or wire using the appropriate Van Eck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on Van Eck retirement plans, contact your broker or agent or Account Assistance.

RETIREMENT PLANS SPONSORED BY VAN ECK:


Traditional IRA


Roth IRA


SEP IRA


403(b)(7)


Qualified (Pension and Profit Sharing) Plans


6. TAXES

TAXATION OF DIVIDEND OR CAPITAL GAIN DISTRIBUTIONS YOU RECEIVE
For tax-reportable accounts, distributions are normally taxable even if they are reinvested. Distributions of dividends and short-term capital gains are taxed as ordinary income. Distributions of long-term capital gains are taxed at capital gain rates.

TAXATION OF SHARES YOU SELL
For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. If you redeem shares from an eligible account, you will receive an Average Cost Statement in February to assist you in your tax preparations.

An exchange of shares from one Fund to another will be treated as a sale and purchase of Fund shares. It is therefore a taxable event.

NON-RESIDENT ALIENS
Distributions of dividends and short-term capital gains, if any, made to non-resident aliens are subject to a withholding tax (or lower tax treaty rates for certain countries). The Internal Revenue Service considers these distributions U.S. source income. Currently, the Funds are not required to withhold tax from long-term capital gains or redemption proceeds if non-resident alien status is properly certified.


36                                                      VAN ECK FUNDS PROSPECTUS

                                                    III. SHAREHOLDER INFORMATION



7. DIVIDENDS AND CAPITAL GAINS

If declared, dividend and capital gain distributions are generally paid on the last business day of the month of declaration. See your tax adviser for details. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a distribution may be made outside of the normal schedule.

  DIVIDEND AND CAPITAL GAIN SCHEDULE


  Fund                                 Dividends and Short-Term    Long-Term
                                       Capital Gains               Capital Gains


  Emerging Markets Fund                December                    December

  Global Hard Assets Fund              December                    December

  International Investors Gold Fund    December                    December

DIVIDEND AND CAPITAL GAIN REINVESTMENT PLAN
Dividends and/or capital gains are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 1-800-544-4653.

DIVMOVE
You can have your cash dividends from a Class A Fund automatically invested in another Class A Fund. Dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.


37                                                     VAN ECK FUNDS PROSPECTUS

8. MANAGEMENT OF THE FUNDS

                                   DISTRIBUTOR
                 Van Eck Securities Corporation, 99 Park Avenue,
                    New York, NY 10016 distributes the Funds
                       and is wholly owned by the Adviser.

                               INVESTMENT ADVISER
                                AND ADMINISTRATOR
                         Van Eck Associates Corporation,
                                 99 Park Avenue,
                               New York, NY 10016,
                               manages investment
                            operations of the Funds.

                                    CUSTODIAN
                       State Street Bank and Trust Company
                              225 Franklin Street,
                                Boston, MA 02110,
                    holds Fund securities and settles trades.

                                    THE TRUST
                                 a Massachusetts
                            business trust consisting
                                  of the Funds
                                 listed in this
                                 prospectus. The
                                Board of Trustees
                               manages the Funds'
                              business and affairs.

                                 TRANSFER AGENT
                    DST Systems, Inc., 210 West 10th Street,
                        8th Floor, Kansas City, MO 64105,
                      serves as the Funds' transfer agent.

                       INDEPENDENT PUBLIC ACCOUNTING FIRM
                               Ernst & Young LLP,
                               Five Times Square,
                               New York, NY 10036,
                      provides independent audit services,
                          consultation and advice with
                              respect to financial
                            information in the Funds'
                           filings with the Securities
                            and Exchange Commission,
                              advises the Trust on
                            accounting and financial
                         reporting matters and prepares
                             the Funds' tax returns.

38                                                      VAN ECK FUNDS PROSPECTUS

INFORMATION ABOUT FUND MANAGEMENT

RECENT DEVELOPMENTS
LEGAL INVESTIGATIONS AND PROCEEDINGS
In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser has received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

INVESTMENT ADVISER

VAN ECK ASSOCIATES CORPORATION, 99 Park Avenue, 8th Floor, New York, New York 10016 has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts. John C. van Eck and members of his immediate family own 100% of the voting stock of the Van Eck Associates Corp. As of December 31, 2005, the Adviser's assets under management were approximately $2.5 billion.

FEES PAID TO THE ADVISER: Emerging Markets Fund paid the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets. Global Hard Assets Fund paid the Adviser a monthly fee at the annual rate of 1.00% of average daily net assets, which includes accounting and administrative services provided to the Fund. International Investors Gold Fund paid the Adviser a monthly fee at the annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund; 0.65% of the next $250 million of the average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. For these services, the Adviser is paid a monthly fee at the annual rate of 0.25% per year of the average daily net assets on the first $500 million in Emerging Markets Fund, or at the annual rate of 0.25% per year on the first $750 million in International Investors Gold Fund, and 0.20% per year of the average daily net assets in excess of $750 million in International Investors Gold Fund.

A discussion regarding the basis for the Board's approval of the investment advisory agreement of the Fund is available in the Fund's current SAI and annual/semi-annual reports to shareholders.

PORTFOLIO MANAGERS

EMERGING MARKETS FUND:

DAVID A. SEMPLE. Mr. Semple joined Van Eck in 1998 as an Investment Director and serves as the portfolio manager for the Adviser's accounts utilizing the emerging market strategy. He is also portfolio manager of another mutual fund advised by the Adviser. He has been in the investing business for over 14 years as a manager and analyst.

GLOBAL HARD ASSETS FUND is managed by a team of investment professionals. Current members of the team are:

DEREK S. VAN ECK. Mr. van Eck joined Van Eck in 1989. Mr. van Eck is the Chief Investment Officer of the Adviser and has overseen the investment and research operations since 1998. He oversees a team of investment professionals that includes specialists in hard asset sectors and in the emerging markets. He oversees and serves as portfolio manager for this Fund. He is also a portfolio manager of other mutual funds advised by the Adviser. Mr. van Eck has over 15 years of investment management experience.

CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. In addition to being a trader on the investment team for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

39                                                      VAN ECK FUNDS PROSPECTUS

JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst. Since 1998, he has been the portfolio manager of other mutual funds advised by the Adviser and a member of the Adviser's funds' investment management teams.

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader and a member of investment teams of several funds advised by the Adviser. Mr. Krenzer has over ten years of investment management experience.

CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa. Mr. Malan serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

SHAWN REYNOLDS. Mr. Reynolds joined Van Eck in 2005 as a senior energy analyst. Prior to joining Van Eck, Mr. Reynolds was an analyst at Petrie Parkman & Co. as an energy analyst covering U.S. oil and gas exploration and production companies. Mr. Reynolds has also served as an analyst with Credit Suisse First Boston, Goldman Sachs, and Lehman Brothers. He is also a portfolio manager of other mutual funds advised by the Adviser. He serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

INTERNATIONAL INVESTORS GOLD FUND is managed by a team of investment professionals. Current members of the team are:

JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst. He serves as the portfolio manager for this Fund. Since 1998, he has also been the portfolio manager of other mutual funds advised by the Adviser and a member of the Adviser's funds' investment management teams.

CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa. Mr. Malan serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Funds.

40                                                      VAN ECK FUNDS PROSPECTUS

PLAN OF DISTRIBUTION (12B-1 PLAN)
Each of the Funds has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act. Of the amounts expended under the plan for the fiscal year ended December 31, 2005 for all Funds, approximately 67% was paid to Brokers and Agents who sold shares or serviced accounts of Fund shareholders. The remaining 33% was retained by the Distributor to pay expenses such as printing and mailing prospectuses and sales material. Because these fees are paid out of the Fund's assets on an on-going basis over time, these fees may increase the cost of your investment and cost you more than paying other types of sales charges.

For a complete description of the Plan of Distribution, please see "Plan of Distribution" in the SAI.

VAN ECK FUNDS ANNUAL 12B-1 SCHEDULE

                                   FEE TO       PAYMENT
                                   FUND        TO DEALER

  EMERGING MARKETS FUND-A          0.25%        0.25%
  GLOBAL HARD ASSETS FUND-C        1.00%        1.00%*
  INTERNATIONAL INVESTORS
   GOLD FUND-A                     0.25%        0.25%
  INTERNATIONAL INVESTORS
   GOLD FUND-C                     1.00%        1.00%*
    GLOBAL HARD ASSETS FUND-A      0.25%        0.25%
  EMERGING MARKETS FUND-C          1.00%        1.00%*

* Class C payment to brokers or agents begins to accrue after the 12th month following the purchase trade date. Each purchase must age that long or there is no payment.

THE TRUST
For more information on the Trust, the Trustees and the Officers of the Trust, see "The Trust" and "Trustees and Officers" in the SAI.

EXPENSES
Each Fund bears all expenses of its operations other than those incurred by the Adviser or its affiliate under the Advisory Agreement with the Trust. For a more complete description of Fund expenses, please see the SAI.

DISTRIBUTION AGREEMENT
Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly owned subsidiary of Van Eck Associates Corporation (the "Adviser"), has entered into a Distribution Agreement with the Trust.

The Distributor generally sells and markets shares of the Funds through intermediaries, such as broker-dealers. The intermediaries selling the Funds' shares are compensated from sales charges and from 12b-1 fees and/or shareholder services fees paid directly and indirectly by the Funds.

In addition, the Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Funds, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Funds and other mutual funds distributed by the Distributor. These payments are commonly known as "revenue sharing". The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Funds on the intermediary's sales system and/or preferred or recommended fund list, offering the Funds through the intermediary's advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary's sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Funds.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the funds attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Funds' shares may also act as a broker or dealer in connection with execution of transactions for the Funds' portfolios. The Funds and the Adviser have adopted procedures to ensure that the sales of the Funds' shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

41                                                      VAN ECK FUNDS PROSPECTUS

Not all mutual funds pay the same amount to the intermediaries who sell their mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of any Funds, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

42                                                      VAN ECK FUNDS PROSPECTUS

IV. FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request.


43                                                      VAN ECK FUNDS PROSPECTUS

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each
period:

                                                              CLASS A                                        CLASS C
                                              -----------------------------------------     ---------------------------------------
                                                                                                                   FOR THE PERIOD
                                                      YEAR ENDED DECEMBER 31,                 YEAR ENDED              OCTOBER 3,
                                                                                              DECEMBER 31,           2003* THROUGH
                                               2005    2004     2003     2002    2001           2005      2004    DECEMBER 31, 2003
                                             -----------------------------------------     ---------------------------------------
Net Asset Value, Beginning of Period         $ 9.78   $ 8.49   $ 4.85   $ 6.47  $ 8.98        $ 9.69    $ 8.50   $   7.44
                                             -----------------------------------------     ----------------------------------------
Income from Investment Operations:
  Net Investment Income (Loss)                 0.05     0.01     0.05   (0.02)   (0.09)         0.02     (0.04)      0.01
  Net Realized and Unrealized Gain
 (Loss)on Investments                          2.85     1.67     3.59   (1.60)   (2.37)         2.86      1.62       1.05
                                             -----------------------------------------     ----------------------------------------
Total from Investment Operations               2.90     1.68     3.64   (1.62)   (2.46)         2.88      1.58       1.06
                                             -----------------------------------------     ----------------------------------------
Less:
  Dividends from Net Investment
  Income                                      (0.05)     -        -        -        -   (c)    (0.02)      -          -

  Distribution from Net Realized Gains        (1.65)   (0.39)     -        -     (0.05)        (1.65)    (0.39)       -
                                            ------------------------------------------     ----------------------------------------
Total Dividends and Distributions
                                              (1.70)   (0.39)     -        -     (0.05)        (1.67)    (0.39)       -
                                            ------------------------------------------     ----------------------------------------
Net Asset Value, End of Period              $ 10.98     9.78     8.49    4.85     6.47       $  10.90   $ 9.69     $ 8.50
                                            ==========================================     ========================================

Total Return (a)                               29.77%   19.79%  75.05% (25.04)% (27.32)%        29.77%   18.59%     14.25%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)             $36,381  $30,461  $28,956   $9,578  $13,032        $6,266   $2,567      $2,665
Ratio of Gross Expenses to Average
Net Assets                                    2.26%    2.63%    3.08%    2.91%    2.45%          3.62%    3.80%      2.76%(d)
Ratio of Net Expenses to Average
Net Assets(b)                                2.11%    2.21%    2.00%    2.00%     2.04%          2.16%    2.75%      2.50%(d)
Ratio of Net Investment Income
(Loss) to Average Net Assets                 0.46%    0.15%    0.71%   (0.30)%   (0.95)%         0.19%   (0.38)%     0.67%(d)
Portfolio Turnover Rate                       101%     121%     128%     120%       56%           101%     121%         128%

(a) Total return is  calculated  assuming an initial  investment  of $10,000  made at the net asset value at the  beginning of the period, reinvestment of distributions at net asset value on the distribution payment date and a redemption on the last day of the

(b) Excluding interest expense,  the ratios would be 2.10%, 2.19%, 2.00%, 2.00%, and 2.00% for Class A Shares for the years ending
December 31, 2005, 2004, 2003, 2002 and 2001,  respecitvely and 2.15%,  2.75%, and 2.50% for Class C Shares for the periods en and
2.15%, 2.75%, and 2.50% for Class C Shares for the periods ending December 31, 2005, 2004 and 2003, repectively.

(c) Amount represents less than $0.005 per share.

(d) Annualized.
* Inception date of Class C Shares.

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout
each period:

                                                          CLASS A                                         CLASS C
                                         -------------------------------------------     ------------------------------------------
                                                  YEAR ENDED DECEMBER 31,                         YEAR ENDED DECEMBER 31,
                                         2005      2004      2003     2002    2001         2005     2004     2003    2002    2001
                                         -------------------------------------------     ------------------------------------------
Net Asset Value, Beginning of Year       $ 22.35  $ 18.19  $ 12.77  $ 11.96 $ 13.08       $ 21.57   $ 17.66  $ 12.55 $ 11.87 $ 13.01
                                         -------------------------------------------     ------------------------------------------
Income from Investment Operations:
  Net Investment Income (Loss)             (0.11)   (0.02)   (0.08)   (0.05)  (0.03)       (0.12)    (0.10)   (0.05)  (0.19)  (0.14)
  Net Realized and Unrealized Gain
  (Loss) on Investments                    11.00     4.18     5.50     0.86   (1.09)       10.45      4.01     5.16    0.87   (1.00)
                                         -------------------------------------------     ------------------------------------------
Total from Investment Operations           10.89     4.16     5.42     0.81   (1.12)       10.33      3.91     5.11    0.68   (1.14)
                                         -------------------------------------------     ------------------------------------------
Net Asset Value, End of Year             $ 33.24  $ 22.35  $ 18.19  $ 12.77 $ 11.96      $ 31.90   $ 21.57  $ 17.66 $ 12.55 $ 11.87
                                         ===========================================     ==========================================
Total Return (a)                          48.72%    22.87%   42.44%    6.77%  (8.56)%     47.94%    22.14%   40.72%   5.73%  (8.83)%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000)          $233,685  $84,872  $64,661  $39,106  $49,244      $76,621  $26,812  $11,490  $2,202  $2,066
Ratio of Gross Expenses to Average
Net Assets                               1.88%    2.08%    2.43%    2.64%    2.76%        2.08%    2.50%    3.76%    3.72%   3.20%
Ratio of Net Expenses to Average         1.56%    1.85%    2.43%    2.64%    2.68%        2.07%    2.44%    3.76%    3.72%   3.08%
Net Assets (b)
Ratio of Net Investment Income
(Loss) to Average Net Assets            (0.42)%  (0.12)%  (0.68)%  (0.31)%  (0.51)%      (0.89)%  (0.71)%  (0.75)%  (1.36)% (0.73)%
Portfolio Turnover Rate                   51%      54%      40%      177%     265%         51%      54%      40%     177%    265%

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value on the distribution payment date and a redemption on the last day of the
(b) Excluding interest expense, the ratios would be 1.56%, 1.85%, 2.43%, 2.61%, and 2.58% for Class A Shares for the years ending
December 31, 2005, 2004, 2003, 2002 and 2001 , respecitvely and  2.07%, 2.44%,  3.76%, 3.70% and 3.08% for Class C Shares for
2001, repectively and 2.07%, 2.44%, 3.76%, 3.70% and 3.08% for Class C Shares for the years ending December 31,
2005, 2004, 2003, 2002 and 2001, repectively.

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:



                                                   CLASS A                                             CLASS C
                                   ------------------------------------------------    --------------------------------------------
                                                                                                              FOR THE PERIOD
                                           YEAR ENDED DECEMBER 31,                      YEAR ENDED              OCTOBER 3,
                                                                                        DECEMBER 31,           2003* THROUGH
                                   2005       2004      2003     2002       2001         2005      2004         DECEMBER 31, 2003
                                   ------------------------------------------------    --------------------------------------------
Net Asset Value, Beginning of
Period                             $ 9.77    $ 11.64   $ 8.30    $ 5.36    $ 4.45       $ 9.67    $ 11.61           $ 9.28
Income from Investment
Operations:
  Net Investment Income
(Loss)                             (0.15)      0.07    (0.10)    (0.01)      0.01      (0.14)       0.05              (0.03)
  Net Realized and Unrealized
Gain (Loss) on Investments          3.63      (0.97)      3.66      4.86     0.91        3.53     (1.02)              2.36
                                   ------------------------------------------------   ---------------------------------------------
Total from Investment
Operations                          3.48      (0.90)      3.56      4.85     0.92        3.39     (0.97)              2.33
                                   ------------------------------------------------   ---------------------------------------------
Less:
  Dividends from Net
Investment Income                  (0.02)     (0.26)         -         -    (0.01)       (0.02)    (0.26)                -
  Distributions from Net
Realized Gains                     (0.87)     (0.71)     (0.22)    (1.91)      -         (0.87)    (0.71)                -
                                   ------------------------------------------------   ---------------------------------------------
Total Dividends and
Distributions                      (0.89)     (0.97)     (0.22)    (1.91)   (0.01)       (0.89)    (0.97)                -
                                   ------------------------------------------------   ----------------------------------------------
Net Asset Value, End of
Period                             12.36       9.77      11.64      8.30     5.36        12.17      9.67             11.61
                                   ================================================   ==============================================

Total Return (a)                   35.62%     (7.73)%    44.25%    90.48%    20.74%      35.06%    (8.36)%           25.11%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period
(000)                              $294,999  $255,281  $305,863  $204,468  $121,767     $10,381    $7,505            $3,535
Ratio of Gross Expenses to            1.71%     1.82%     1.87%     2.02%     2.25%       2.53%     2.58%          2.46%(c)
Average Net Assets
Ratio of Net Expenses to
Average Net Assets (b)                1.71%     1.82%     1.87%     2.02%     2.25%       2.16%     2.51%          2.46%(c)
Ratio of Net Investment
Income to Average Net Assets        (1.26)%   (1.34)%   (1.04)%   (0.14)%  0.09%(c)     (1.71)%   (2.03)%        (1.99)%(c)
Portfolio Turnover Rate                 29%       31%      244%      720%      109%         29%       31%              244%

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment  of  distributions  at net asset value on the  distribution  payment date and a  redemption  on the last day of the (b)
Excluding  interest  expense,  the ratios would be 1.69%,  1.82%,  1.85%,  1.96%,  and 2.17% for Class A Shares for the years ending
December 31, 2005, 2004, 2003, 2002 and 2001 , respecitvely and 2.15%,  2.51%, and 2.46% for Class C Shares for the periods 2002 and
2001,  respectively  and 2.15%,  2.51%,  and 2.46% for Class C Shares for the  periods  ending  December  31,  2005,  2004 and 2003, respectively. (c) Annualized. * Inception date of Class C Shares.

See Notes to Financial Statements

BACK COVER PAGE:

YOUR INVESTMENT DEALER IS:


For more detailed information, see the Statement of Additional Information
(SAI), which is legally a part of and is incorporated by reference into this prospectus.

Additional information about the investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

o Call Van Eck at 1-800-826-1115, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums,.or other information about the Fund.

o Information about the Funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

o Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Transfer Agent: DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407
1-800-544-4653

                                              SEC REGISTRATION NUMBER: 811-04297
                                                                         #530505


44                                                      VAN ECK FUNDS PROSPECTUS

                                                                  VAN ECK GLOBAL

                                                                      PROSPECTUS
                                                                     May 1, 2006



                                  VAN ECK FUNDS

                                     EMERGING MARKETS FUND

                                       GLOBAL HARD ASSETS FUND

                                          INTERNATIONAL INVESTORS GOLD FUND



                                                CLASS I
                                                (INSTITUTIONAL CLASS)


                                         These securities have not been approved
                                         or disapproved either by the Securities
                                         and Exchange Commission (SEC) or by any
                                         State  Securities  Commission.  Neither
                                         the SEC nor any  State  Commission  has
                                         passed upon the accuracy or adequacy of
                                         this  prospectus.   Any  claim  to  the
                                         contrary is a criminal offense.


                                                 GLOBAL INVESTMENTS SINCE 1955

TABLE OF CONTENTS


I.      THE FUNDS


        EMERGING MARKETS FUND                    2
        GLOBAL HARD ASSETS FUND                  8
        INTERNATIONAL INVESTORS GOLD FUND       14


II.     ADDITIONAL INVESTMENT STRATEGIES        20



III.    SHAREHOLDER INFORMATION                 28



IV.     FINANCIAL HIGHLIGHTS                    43







                                                        VAN ECK FUNDS PROSPECTUS

I. THE FUNDS

VAN ECK FUNDS IS A REGISTERED INVESTMENT COMPANY (THE "TRUST") COMPRISED OF THREE SEPARATE MUTUAL FUNDS: EMERGING MARKETS FUND, GLOBAL HARD ASSETS FUND AND INTERNATIONAL INVESTORS GOLD FUND (EACH, A "FUND"). VAN ECK ASSOCIATES CORPORATION SERVES AS INVESTMENT ADVISER (THE "ADVISER") TO EACH OF THE FUNDS.

EACH FUND OFFERS THREE CLASSES OF SHARES: CLASS A, CLASS C AND CLASS I. THIS PROSPECTUS PERTAINS ONLY TO THE CLASS I SHARES. ALL CLASSES ARE INVESTED IN THE SAME PORTFOLIO. THEY ONLY DIFFER TO THE EXTENT THAT THEY HAVE DIFFERENT EXPENSES, WITH CLASS I SHARES PAYING LOWER EXPENSES; AS A RESULT, THEIR INVESTMENT PERFORMANCES WILL DIFFER. INVESTORS SHOULD CONSIDER WHICH CLASS IS BEST SUITED FOR THEIR INVESTMENT NEEDS.

EMERGING MARKETS FUND

OBJECTIVE
The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

PRINCIPAL STRATEGIES
Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy. The Fund's policy of investing at least 80% of its assets in emerging markets securities may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change.

Utilizing qualitative and quantitative measures, the Fund's portfolio manager selects companies that have growth potential within their market niche, specifically focusing on small to mid cap names. Candidates for the portfolio are ranked based on their relative desirability based on a wide range of financial criteria and are regularly reviewed to insure that they continue to meet the ranking and desirability criteria.

The Fund's emerging market investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. Holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities.

The Fund may also invest in derivatives, including future contracts, forward contracts, options, swaps, structured notes and other similar securities, and in collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.

The Fund generally emphasizes investments in equity securities, but may also invest in debt securities of any quality, as long as not more than 20% of its assets are held in debt securities rated below investment grade ("junk bonds").

The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard assets securities. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices, and structured notes. The Fund may invest in any range of capitalization.

The Fund may invest up to 20% of its net assets in financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments that are linked to or backed by commodities that are not hard assets.

                                                        VAN ECK FUNDS PROSPECTUS

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the Investment Company Act of 1940 (the "1940 Act").

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund is also subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs. In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and the risk of investing in debt securities rated below investment grade ("junk bonds").

The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. To the extent that the Fund invests in small or mid-cap companies, it is subject to certain risks such as price volatility, low trading volume and illiquidity.The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.

                                                        VAN ECK FUNDS PROSPECTUS

EMERGING MARKETS FUND PERFORMANCE

The following chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The chart shows the annual total returns of the Fund's Class A shares* (which are offered in a separate prospectus) for each of the last ten calendar years. Sales charges or account fees are not reflected; if these amounts were reflected, returns would be lower than those shown.



EMERGING MARKETS FUND
CLASS A SHARES ANNUAL TOTAL RETURNS (%)
As of December 31,

   INSERT BAR CHART

12.28  `96
14.77  `97
20.65  `98
32.83  `99
-21.88 `00
-27.32 `01
-25.04 `02
75.05  `03
19.79  `04
29.77  `05

* The Fund commenced offering Class I shares on May 1, 2006, and thus, Class I shares have not yet completed a full calendar year of performance. The annual returns of the Fund's Class I shares would be substantially similar to that shown for the Class A shares because all of the Fund's shares are invested in the same portfolio of securities, and will only differ from the annual returns shown for the Fund's Class A shares because of differences in the expenses borne by each class of shares. Performance information for Class I shares will be shown in future prospectuses offering the Fund's Class I shares after Class I shares have a full calendar year of return information to report.

During the period covered, the Fund's highest quarterly return was 28.26% for the quarter ended 6/30/03. The lowest quarterly return was -20.80% for the quarter ended 9/30/01.

The Fund began investing its assets under its current investment objective on 12/18/02. Had the Fund done so since inception, the performance of the Fund would have been different than shown.

                                                        VAN ECK FUNDS PROSPECTUS

The table below provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with those of a broad-based securities market index over time. The Fund's returns are for the Fund's Class A shares* (which are offered in a separate prospectus) and include the maximum applicable sales charge for Class A and assume that shares were sold at the end of each period (unless otherwise noted).



EMERGING MARKETS FUND
AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)

As of December 31, 2005
                                     1 YEAR    5 YEAR   10 YEAR    LIFE OF FUND+
------------------------------------------------------------------------------
CLASS A SHARES(1)
Return Before Taxes                  22.27%     6.91%    8.47%        --
Return After Taxes on Distributions  18.58%     6.10%    6.68%        --

Return After Taxes on Distributions
  and Sale of Fund Shares            16.54%     5.70%    6.63%        --

MSCI EMERGING MARKETS FREE INDEX(3)  34.54%    19.41%    6.98%      6.98%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after-tax returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

* The Fund commenced offering Class I shares on May 1, 2006, and thus, Class I shares have not yet completed a full calendar year of performance. The annual returns of the Fund's Class I shares would be substantially similar to that shown for the Class A shares because all of the Fund's shares are invested in the same portfolio of securities, and will only differ from the annual returns shown for the Fund's Class A shares because of differences in the expenses borne by each class of shares. Performance information for Class I shares will be shown in future prospectuses offering the Fund's Class I shares after Class I shares have a full calendar year of return information to report.

(1) Class A commenced operations on 12/20/93.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

    The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

+   Only shown for share classes with less than 10 years of performance history.

                                                        VAN ECK FUNDS PROSPECTUS

EMERGING MARKETS FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly.

EMERGING MARKETS FUND
SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        CLASS I
Maximum Sales Charge (imposed on purchases
as a percentage of offering price)                       0.00%
Maximum Deferred Sales Charge (Load)
(as a percentage of the lesser of net
asset value or purchase price)                           0.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*
Management/Administration Fees                           1.00%
Other Expenses(++)                                       0.76%
Total Fund Operating Expenses                            1.76%
Fees/Expenses Waived or Reimbursed                       0.26%
NET ANNUAL OPERATING EXPENSES                            1.50%

* Class I shares: For the period May 1, 2006 through April 30, 2007, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.50% of average daily net assets.

+  Net of interest expense.

++ Other expenses are based on estimated expenses for the current fiscal year.

                                                        VAN ECK FUNDS PROSPECTUS

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement undertaken by the Adviser The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:




                              MAXIMUM ACCOUNT FEES

                1 YEAR  3 YEAR  5 YEAR  10 YEAR

-----------------------------------------------------------------------------

Class I         $153    $529    $930    $2,052

You would pay the following expenses if you did not redeem your shares

Class I         $153    $529    $930    $2,052










                                                        VAN ECK FUNDS PROSPECTUS

GLOBAL HARD ASSETS FUND

OBJECTIVE
The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in "hard asset securities." Income is a secondary consideration.

PRINCIPAL STRATEGIES
Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of "hard asset" companies and instruments that derive their value from "hard assets".

Hard assets consist of precious metals, natural resources, real estate and commodities. A company will be considered to be a hard asset company if it, directly or indirectly, derives at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.

The Fund's investment management team seeks to purchase equity opportunities, using a disciplined and flexible investment methodology focused on value. Candidates for the portfolio are identified through the development of expected returns on the hard assets equity sector, commodities, and their respective underlying companies.

The Fund's policy of investing at least 80% of its assets in hard assets may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change.

The Fund may invest without limitation in any one hard asset sector and is not required to invest any portion of its assets in any one hard asset sector. The Fund will invest in securities of companies located throughout the world (including the U.S.). However, there is no limit on the amount the Fund may invest in any one country, developed or underdeveloped.

The Fund's investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, convertible debt instruments, and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.

The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard assets securities. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices, and structured notes. The Fund may invest in any range of capitalization.

The Fund may invest up to 20% of its net assets in financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments that are linked to or backed by commodities that are not hard assets.

The Fund may invest up to 20% of its total assets in investment-grade debt securities and asset-backed securities, such as collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

                                                        VAN ECK FUNDS PROSPECTUS

PRINCIPAL RISKS
An investment in the Fund involves the risk of losing money.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund's portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

The Fund is subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to the risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs.

In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and th1e risk of investing in debt securities rated below investment grade ("junk bonds"). The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. To the extent that the Fund invests in small or mid-cap companies, it is subject to certain risks such as price volatility, low trading volume and illiquidity. To the extent that the Fund invests in small or mid-cap companies, it is subject to certain risks such as price volatility, low trading volume and illiquidity. The Fund is also subject to market risk and precious metals risk.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.

                                                        VAN ECK FUNDS PROSPECTUS

GLOBAL HARD ASSETS FUND PERFORMANCE

The following chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The chart shows the annual total returns of the Fund's Class A shares* (which are offered in a separate prospectus) for each of the last ten calendar years. Sales charges or account fees are not reflected; if these amounts were reflected, returns would be lower than those shown.



GLOBAL HARD ASSETS FUND
CLASS A SHARES ANNUAL TOTAL RETURNS (%)
As of December 31,

   INSERT BAR CHART

45.61  `96
14.29  `97
-32.25 `98
16.64  `99
8.91   `00
-8.56  `01
6.77   `02
42.44  `03
22.87  `04
48.72  `05

During the period covered, the Fund's highest quarterly return was 24.25% for the quarter ended 9/30/05. The lowest quarterly return was -19.77% for the quarter ended 9/30/98.

* The Fund commenced offering Class I shares on May 1, 2006, and thus, Class I shares have not yet completed a full calendar year of performance. The annual returns of the Fund's Class I shares would be substantially similar to that shown for the Class A shares because all of the Fund's shares are invested in the same portfolio of securities, and will only differ from the annual returns shown for the Fund's Class A shares because of differences in the expenses borne by each class of shares. Performance information for Class I shares will be shown in future prospectuses offering the Fund's Class I shares after Class I shares have a full calendar year of return information to report.

                                                        VAN ECK FUNDS PROSPECTUS

The table below provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with those of a broad-based securities market index over time. The Fund's returns are for the Fund's Class A shares* (which are offered in a separate prospectus) and include the maximum applicable sales charge for Class A and assume that shares were sold at the end of each period (unless otherwise noted).

GLOBAL HARD ASSETS FUND
AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)

As of December 31, 2005
                                            1 YEAR     5 YEAR       10 YEAR
--------------------------------------------------------------------------------

CLASS A SHARES(1)
Return Before Taxes                         40.19%     19.08%       13.12%
Return After Taxes on Distributions         40.19%     19.08%       12.49%

Return After Taxes on Distributions
  And Sale of Fund Shares                   26.11%     16.93%       11.34%
S&P 500 INDEX(2)                             4.91%      0.54%        9.06%
GOLDMAN SACHS NATURAL RESOURCES INDEX(3)    34.44%      9.05%         N/A

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after-tax returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

 * The Fund commenced offering Class I shares on May 1, 2006, and thus, Class I shares have not yet completed a full calendar year of performance. The annual returns of the Fund's Class I shares would be substantially similar to that shown for the Class A shares because all of the Fund's shares are invested in the same portfolio of securities, and will only differ from the annual returns shown for the Fund's Class A shares because of differences in the expenses borne by each class of shares. Performance information for Class I shares will be shown in future prospectuses offering the Fund's Class I shares after Class I shares have a full calendar year of return information to report.



(1) Class A commenced operations on 11/2/94.

(2) The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industry, utilities, financials and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.

(3) The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

    The Standard & Poor's 500 Index and the Goldman Sachs Natural Resources Index are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

                                                        VAN ECK FUNDS PROSPECTUS

GLOBAL HARD ASSETS FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly.

GLOBAL HARD ASSETS FUND
SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        CLASS I
Maximum Sales Charge (imposed on purchases
as a percentage of offering price)                       0.00%
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                     0.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*
  Management/Administration Fees                         1.00%
  Other Expenses(++)                                     0.38%
  TOTAL FUND OPERATING EXPENSES                          1.38%
  Fees/Expenses Waived or Reimbursed                     0.28%
  NET ANNUAL OPERATING EXPENSES                          1.10%


* Class I shares: For the period May 1, 2006 through April 30, 2007, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.10% of average daily net assets.

++ Other expenses are based on estimated expenses for the current fiscal year.

                                                        VAN ECK FUNDS PROSPECTUS

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement, undertaken by the Adviser The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

                              MAXIMUM ACCOUNT FEES

                        1 YEAR  3 YEAR  5 YEAR  10 YEAR

-----------------------------------------------------------------------------

Class I                 $112    $409    $729    $1,633

You would pay the following expenses if you did not redeem your shares

Class I                 $112    $409    $729    $1,633






                                                        VAN ECK FUNDS PROSPECTUS

INTERNATIONAL INVESTORS GOLD FUND

OBJECTIVE

The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of companies principally engaged in gold-related activities, as well as in instruments that derive their value from gold, and in gold coins and bullion. A company will be considered to be principally engaged in gold-related activities if it derives at least 50% of its revenues from gold-related activates, including exploration, mining, processing or dealing in gold.
The Fund emphasizes companies that the portfolio manager believes represent value opportunities or that have growth potential within their market niche, through their ability to increase production capacity at low cost or make gold discoveries around the world. The portfolio manager utilizes both a macro-environmental examination of gold market themes and a fundamental analysis of prospective companies in the search for value and growth opportunities.

The Fund's policy of investing at least 80% of its assets in gold-related securities may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change.

The Fund will invest in securities of companies located throughout the world (including the U.S.). There is no limit on the amount the Fund may invest in any one country.

The Fund may invest up to 12.5% of its total assets, as of the date of the investment, in gold and silver coins, as well as gold, silver, platinum and palladium bullion. The Fund's investments in coins and bullion will earn no income, and the sole source of return to the Fund from these investments is from gains or losses realized on their sale. The Fund pays custody costs to store its bullion and coins.

The Fund may also invest in investment-grade debt securities and asset-backed securities, such as collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.

The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard assets securities. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices, and structured notes. The Fund may invest in any range of capitalization.

The Fund may invest up to 20% of its net assets in financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments that are linked to or backed by commodities that are not hard assets.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

                                                        VAN ECK FUNDS PROSPECTUS

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund's overall portfolio may decline in value due to developments specific to the gold industry.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund is subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to the risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs.

In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and the risk of investing in debt securities rated below investment grade ("junk bonds"). The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. To the extent that the Fund invests in small or mid-cap companies, it is subject to certain risks such as price volatility, low trading volume and illiquidity. To the extent that the Fund invests in small or mid-cap companies, it is subject to certain risks such as price volatility, low trading volume and illiquidity. The Fund is also subject to market risk.


The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.


                                                        VAN ECK FUNDS PROSPECTUS

                                   I. THE FUNDS / INTERNATIONAL INVESTORS GOLD

INTERNATIONAL INVESTORS GOLD FUND PERFORMANCE

The following chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The chart shows the annual total returns of the Fund's Class A shares* (which are offered in a separate prospectus) for each of the last ten calendar years. Sales charges or account fees are not reflected; if these amounts were reflected, returns would be lower than those shown.



INTERNATIONAL INVESTORS GOLD FUND
CLASS A SHARES ANNUAL TOTAL RETURNS (%)
As of December 31,

INSERT BAR CHART

-9.37   `96
-36.00  `97
-11.87  `98
-12.37  `99
-22.18  `00
20.74   `01
90.48   `02
44.25   `03
-7.73   `04
35.62   `05

During the period covered, the Fund's highest quarterly return was 44.96% for the quarter ended 3/31/02. The lowest quarterly return was -24.96% for the quarter ended 12/31/97.


* The Fund commenced offering Class I shares on May 1, 2006, and thus, Class I shares have not yet completed a full calendar year of performance. The annual returns of the Fund's Class I shares would be substantially similar to that shown for the Class A shares because all of the Fund's shares are invested in the same portfolio of securities, and will only differ from the annual returns shown for the Fund's Class A shares because of differences in the expenses borne by each class of shares. Performance information for Class I shares will be shown in future prospectuses offering the Fund's Class I shares after Class I shares have a full calendar year of return information to report.

                                                        VAN ECK FUNDS PROSPECTUS

The table below provides some indication of the risks of investing in the Fund by showing how the Fund's average annual returns compare with those of a broad-based securities market index over time. The Fund's returns are for the Fund's Class A shares* (which are offered in a separate prospectus) and include the maximum applicable sales charge for Class A and assume that shares were sold at the end of each period (unless otherwise noted).

INTERNATIONAL INVESTORS GOLD FUND
AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)

As of December 31, 2005

                                        1 YEAR   5 YEAR   10 YEAR  LIFE OF FUND+
--------------------------------------------------------------------------------
CLASS A SHARES(1)
Return Before Taxes                     27.77%   31.38%   3.16%        --
Return After Taxes on Distributions     26.34%   29.05%   2.09%        --

Return After Taxes on Distributions
  and Sale of Fund Shares               19.61%   26.91%   2.14%        --

PHILADELPHIA STOCK EXCHANGE
GOLD AND SILVER (XAU) INDEX(3)          30.55%   21.72%   2.02%        --

AMERICA STOCK EXCHANGE ("AMEX")
GOLD MINERS INDEX(4)                    29.08%     --      --        19.26%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after-tax returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

 * The Fund commenced offering Class I shares on May 1, 2006, and thus, Class I shares have not yet completed a full calendar year of performance. The annual returns of the Fund's Class I shares would be substantially similar to that shown for the Class A shares because all of the Fund's shares are invested in the same portfolio of securities, and will only differ from the annual returns shown for the Fund's Class A shares because of differences in the expenses borne by each class of shares. Performance information for Class I shares will be shown in future prospectuses offering the Fund's Class I shares after Class I shares have a full calendar year of return information to report.

(1) Class A commenced operations on 2/10/56.

(2) The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. The Philadelphia Stock Exchange Gold and Silver Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(3) The Amex Gold Miners Index (the "Index") is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver. The Index includes common stocks or ADRs of selected companies that involved in mining for gold and silver and that are listed for trading on the New York Stock Exchange, Amex, or quoted on the NASDAQ National Market. Only companies with market capitalization greater than $100 million that have traded on average daily volume of at least 50,000 shares over the past six months are eligible for inclusion in the Index. The above returns are without dividends reinvested. The inception date, when the Index was first published, is October 7, 2004.

+ Only shown for shares classes with less than 10 years of performance history.

                                                        VAN ECK FUNDS PROSPECTUS

INTERNATIONAL INVESTORS GOLD FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly.

INTERNATIONAL INVESTORS GOLD FUND
SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        CLASS I
Maximum Sales Charge (imposed on purchases
as a percentage of offering price)                      0.00%
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)                    0.00%



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*
  Management/Administration Fees                        1.00%
  Other Expenses(++)                                    0.46%
  TOTAL FUND OPERATING EXPENSES                         1.46%
  Fees/Expenses Waived or Reimbursed                    0.21%
  NET ANNUAL OPERATING EXPENSES                         1.25%

* Class I shares: For the period May 1, 2006 through April 30, 2007, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.10% of average daily net assets.

++ Other expenses are based on estimated expenses for the current fiscal year.



                                                        VAN ECK FUNDS PROSPECTUS

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year. The example reflects the fee waiver/reimbursement during the first year, undertaken by the Adviser. The illustration is hypothetical. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

                              MAXIMUM ACCOUNT FEES

                        1 YEAR  3 YEAR  5 YEAR  10 YEAR

-----------------------------------------------------------------------------

Class I                 $127    $441    $777    $1,728

You would pay the following expenses if you did not redeem your shares

Class I                 $127    $441    $777    $1,728











                                                        VAN ECK FUNDS PROSPECTUS

II.  ADDITIONAL INVESTMENT STRATEGIES
OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.


OTHER INVESTMENT STRATEGIES AND RISKS


ASSET-BACKED SECURITIES

FUNDS           Emerging Markets Fund, Global Hard Assets Fund

DEFINITION      Represent securitized pools of consumer loans and other assets unrelated to mortgages.

RISK Asset-backed securities are subject to the risks associated with other debt securities. In addition, they are subject to the risk of prepayment, which is the possibility that the principal on the underlying loans may be paid earlier than expected, requiring the Funds to reinvest the proceeds at generally lower interest rates. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Rates of prepayment that are faster or slower than expected by the Adviser, could reduce the Funds' yield, increase the volatility of the Funds and/or cause a decline in net asset value.


BORROWING; LEVERAGE RISK

FUNDS           All Funds

DEFINITION      Borrowing to invest more is called "leverage." The Funds may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of the borrowings. The Fund is required to be able to restore borrowing to its permitted level within three days, if it should increase to more than one-third as stated above. Methods that may be used to restore borrowings in this context includes selling securities, even if the sale hurts the Fund's investment positions.

RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

FUNDS           Emerging Markets Fund, Global Hard Assets Fund

DEFINITION      These securities are backed by a group of mortgages. CMOs are fixed-income securities, rated by agencies like other fixed-income securities; the Funds invest in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders.

RISK CMOs are subject to the risks associated with other debt securities. In addition, like other asset-backed securities, CMOs are subject to the risk of prepayment. Please refer to the "asset-backed securities" above. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Funds may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

                                                        VAN ECK FUNDS PROSPECTUS

COMMODITY-LINKED DERIVATIVE SECURITIES AND STRUCTURED NOTES

FUNDS           All Funds

DEFINITION      The value of a commodity-linked derivative investment
                generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.

RISK The Fund's investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of structured notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

FUNDS           All Funds.

DEFINITION      Debt, or fixed-income, securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market"-- that is, they are traded by people other than their original issuers.

RISK All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up.

DEFENSIVE INVESTING

FUNDS           All Funds

DEFINITION      A deliberate, temporary shift in portfolio strategy which may be undertaken when markets start behaving in volatile or unusual ways. A Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of the U.S.
                or foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper, and repurchase agreements. At such times, a Fund may have all of its assets invested in a single country or currency.

                                                        VAN ECK FUNDS PROSPECTUS

RISK "Opportunity cost"--i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. A Fund may not achieve its investment objective during periods of defensive investing.

DERIVATIVES

FUNDS           All Funds

DEFINITION      A derivative is a security that derives its current value
                from the current value of another security. It can also derive its value from a commodity, a currency or a securities index. The Funds use derivatives, either on their own, or in combination with other derivatives, to offset other investments with the aim of reducing risk -- that is called
                "hedging." The Funds also invest in derivatives for their investment value.

RISKS Derivatives bear special risks by their very nature. First, a Fund's Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Second, the price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage" -- by borrowing -- an unanticipated price move might result in the Fund losing more than its original investment.

                For a complete discussion of the kinds of derivatives in which the Funds may invest, and of their risks, please see the Funds' SAI.

DIRECT INVESTMENTS

FUNDS           All Funds

DEFINITION      Investments made directly with an enterprise through a
                shareholder or similar agreements -- not through publicly traded shares or interests.

                Direct investments may involve high risk of substantial loss. Such positions may be hard to sell, because they are not listed on an exchange and prices of such positions may be unpredictable.

RISK A direct investment price as stated for valuation may not be the price the Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. Tax rates on realized gains from selling private issue holdings may be higher than taxes on gains from listed securities. The Board of Trustees considers direct investments illiquid and will aggregate direct investments with other illiquid investments under the illiquid investing limits of each Fund.

                The Funds will not invest more than 10% of their total assets in direct investments.

EMERGING MARKETS SECURITIES

FUNDS           All Funds

DEFINITION      Securities of companies that are primarily located in developing countries. (See "Foreign Securities," below, for basic information on foreign investment risks.)

RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

                                                        VAN ECK FUNDS PROSPECTUS

FOREIGN SECURITIES

FUNDS           All Funds

DEFINITION      Securities issued by foreign companies, traded in foreign
                currencies or issued by companies with most of their business interests in foreign countries.

RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing--than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular.

                Some of these risks may be reduced when Funds invest indirectly in foreign issues through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares
                (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

                Russia: The Funds invest only in those Russian companies whose registrars have contracted to allow the Funds' Russian sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.

FREQUENT TRADING

FUNDS           All Funds

DEFINITION      The Funds may engage in active and frequent trading of portfolio securities to achieve their principal investment objectives. The
                Financial Highlights Table at the end of this Prospectus shows the Funds' portfolio turnover rates during recent fiscal years.
                A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its investments two times during the course of the year.

RISK Increased trading will likely result in an increase in capital gains distributions to shareholders and trading costs for the Fund, which can affect a Fund's return.

INDEXED COMMERCIAL PAPER

FUNDS           All Funds

DEFINITION      For hedging purposes only, the Funds invest in commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Funds segregate asset accounts with an equivalent amount of cash, U.S.
                government securities or other highly liquid securities equal in value to this commercial paper.

RISK Principal may be lost, but the potential for gains in principal and interest may help the Funds cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper provides an attractive money market rate of return.

                                                        VAN ECK FUNDS PROSPECTUS

INDUSTRY CONCENTRATION

FUNDS           Global Hard Assets Fund, International Investors Gold Fund

DEFINITION      The Funds may invest more than 50% of their net assets in a single sector or industry. In the case of International
                Investors Gold Fund, it will invest at least 80% of its assets in the securities of companies engaged in gold-related activities, including exploration, mining, processing, or dealing in gold.

RISK Concentration of investments in a single sector or industry may make a Fund more volatile than funds which are more diversified.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

FUNDS           All Funds

DEFINITION      The Funds may invest up to 10% of their net assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"), subject to limitations under the 1940 Act. The Funds may invest in other investment companies which are sponsored or advised by the Adviser and/or its affiliates.

RISKS Any investment in another investment company is subject to the underlying risks of that investment company's portfolio securities or assets. For example, if the investment company holds common stocks, the Funds would be exposed to the risk of investing in common stocks. In addition to the Funds' fees and expenses, the Funds will bear their share of the investment company's fees and expenses. ETFs involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of market prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Funds could incur a loss.

LACK OF RELIABLE FINANCIAL INFORMATION

FUNDS           All Funds

DEFINITION      Emerging markets securities issuers are subject to different disclosure requirements than those of issuers in developed countries.

RISK There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

LOANS OF PORTFOLIO SECURITIES

FUNDS           All Funds

DEFINITION      The Funds may lend their securities as permitted under the 1940
                Act, including by participating in securities lending programs managed by broker-dealers. Broker-dealers must collateralize
                (secure) these borrowings in full with cash, U.S. government securities or high-quality letters of credit.

RISK If a broker-dealer breaches its agreement either to pay for the loan, to pay for the securities or to return the securities, the Fund may lose money.

                                                        VAN ECK FUNDS PROSPECTUS

LOW RATED DEBT SECURITIES

FUNDS           Emerging Markets Fund, Global Hard Assets Fund

DEFINITION      Debt securities, foreign and domestic, rated "below investment grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. They also bear the risk of untimely payment. By definition, they involve more risk of default than do higher-rated issues.

MARKET RISK

FUNDS           All Funds

RISK An investment in the Funds involves "market risk"-- the risk that securities prices may go up or down. Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company- specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

MARKET TIMING

FUNDS           All Funds

RISK Although the Adviser uses reasonable efforts to deter short-term trading that may be harmful to a Fund, commonly referred to as "market timing," the Adviser can give no guarantees that it will be able to detect or prevent shareholders from engaging in short-term trading. If the Adviser is unable to detect and prevent harmful short-term trading, a Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.

NON-DIVERSIFICATION RISK

FUNDS           All Funds

DEFINITION      Non-diversified funds may invest in fewer assets or in larger proportions of the assets of single companies or industries.

RISK Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

PARTLY PAID SECURITIES

FUNDS           All Funds

DEFINITION      Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments--the buyer "takes over payments."

                                                        VAN ECK FUNDS PROSPECTUS

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a reuslt will incur a loss.

PRECIOUS METALS RISK

FUNDS           Global Hard Assets Fund, International Investors Gold Fund

DEFINITION      Gold, silver, platinum and palladium in the form of bullion and coins which have no numismatic (collectable) value. There is a well-established world market for precious metals.

RISK Precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in gold-producing countries may have a direct effect on the mining and distribution of gold, and consequently, on its price. The vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia.
                Under current U.S. tax law, the Funds may not receive more than 10% of their yearly income from selling precious metals or any other physical commodity. That law may require a Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them -- both may cause investment losses or lost opportunities for profit. The Funds also incur storage costs for bullion and coins.

REAL ESTATE SECURITIES RISK

FUNDS           Emerging Markets Fund, Global Hard Assets Fund

DEFINITION      The Funds may not invest in real estate directly but may (i)
                invest in securities of issuers that invest in real estate or interests therein, including interests in real estate investment trusts, REITs, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Funds as a result of the ownership of securities. The Global Hard Assets Fund may invest more than 50% of its net assets in real estate securities.

RISK All general risks of real estate investing apply to REITs (for example, illiquidity and volatile prices), plus special risks of REITs in particular. (See "Real Estate Securities" in the SAI.)

REPURCHASE AGREEMENTS

FUNDS           All Funds

DEFINITION      In a repurchase agreement (a "repo"), a Fund acquires a security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Funds enter into these agreements generally with member banks of the Federal Reserve
                System or certain non-bank dealers; these counterparties collateralize the transaction.

RISK There is a risk of a counterparty defaulting on a "repo," which may result in the Funds losing money.

SHORT SALES

FUNDS           All Funds

DEFINITION      In a short sale, the Fund borrows an equity security from a broker, and then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. The Fund may also
                "short-against-the-box", which is a short sale of a security that the Fund owns, for tax or other purposes.

                                                        VAN ECK FUNDS PROSPECTUS

RISK If the value of the security goes up, then if the Fund does not hold this security, the Fund will have to buy it back in the market at a loss to make good on its borrowing. The Fund is required to "cover" its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account. The total value of the assets deposited as collateral will not exceed 50% of the Fund's net assets.

WHEN-ISSUED DEBT SECURITIES

FUNDS           Emerging Markets Fund

DEFINITION      Debt securities issued at a fixed price and interest rate, but delivered and paid for some time later.

RISK Principal and interest of a when-issued security may vary during the period between purchase and delivery. so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Fund will maintain reserves of cash, U.S. government securities or other liquid high quality securities in a segregated account to offset purchases of when-issued securities.

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Funds' and Adviser's policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Funds' portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

Limited portfolio holdings information for the Funds is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Funds' top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Funds may also publish a detailed list of the securities held by each Fund, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.



                                                        VAN ECK FUNDS PROSPECTUS

III.  SHAREHOLDER INFORMATION

HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; HOW TO CHOOSE A CLASS OF SHARES; SALES CHARGES; HOUSEHOLDING; RETIREMENT PLANS; TAXES; DIVIDENDS AND CAPITAL GAINS AND MANAGEMENT OF THE FUNDS. (SEE THE SAI FOR ADDITIONAL INFORMATION).

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES

INVESTORS ELIGIBLE TO PURCHASE CLASS I SHARES

Class I shares are only available for purchase by institutional investors such as the following:

o Retirement plans introduced by persons not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o  Corporations;

o  Tax-exempt employee benefit plans of the Fund's Adviser or its affiliates;

o  Institutional advisory accounts of the Fund's Adviser or its affiliates;

o A bank, trust company and similar institution investing for its own account of for the account of its trust customers for whom the financial institution is exercising discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 fee;

o Registered investment advisors investing on behalf of clients that consist solely of institutions and high net worth-individuals. Institutional class shares are restricted to advisors who are not affiliated or associated with a broker or dealer. Eligible advisors must derive compensation for their services exclusively from their advisory clients;

o Programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

If you have questions about eligibility, please call 1-800-826-2333. THROUGH THE TRANSFER AGENT, DST SYSTEMS, INC. (DST)

Accounts may be opened with the Funds' transfer agent, DST, directly, or through a financial intermediary.

The Funds' mailing address at DST is:
  Van Eck Global
  P.O. Box 218407
  Kansas City, MO 64121-8407

For overnight delivery:
  Van Eck Global
  210 W. 10th St., 8th Fl.
  Kansas City, MO 64105-1802

To telephone the Funds at DST, call Van Eck's Account Assistance at 1-800-544-4653.

                                                        VAN ECK FUNDS PROSPECTUS

PURCHASE BY MAIL

To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts (see "Retirement Plans" for details). For further details, see the application or call Account Assistance.

TELEPHONE REDEMPTION

Accounts registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans, are NOT eligible for this privilege. If your account, however, has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). If you are eligible, you automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST.

EXPEDITED REDEMPTION -- PROCEEDS BY WIRE 1-800-345-8506

If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.











                                                        VAN ECK FUNDS PROSPECTUS

WRITTEN REDEMPTIONS

Your written redemption (sale) request must include:

o Fund and account number.

o Number of shares or dollar amount to be redeemed, or a request to sell "all shares."

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

o Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

o The redemption is for $50,000 or more.

o The redemption amount is wired.

o The redemption amount is paid to someone other than the registered owner.

o The redemption amount is sent to an address other than the address of record.

o The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

TELEPHONE EXCHANGE 1-800-345-8506

If your account has the optional Telephone Exchange Privilege, you can exchange between Funds of the same Class without any additional sales charge.

All accounts are eligible except for omnibus accounts or those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, "Market Timing Limits" and "Unauthorized Telephone Requests" below, or call Account Assistance.

WRITTEN EXCHANGES
Written requests for exchange must include:

o The fund and account number to be exchanged out of.

o The fund to be exchanged into.

o Directions to exchange "all shares" or a specific number of shares or dollar amount.

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in "Telephone Exchange."

TRANSFER OF OWNERSHIP

Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

REDEMPTIONS IN KIND

Each Fund reserves the right to redeem its shares "in kind." A description of "in kind" redemptions can be found in the SAI.

CERTIFICATES

Certificates are not available to investors with Class I accounts.

                                                        VAN ECK FUNDS PROSPECTUS

                                                  III. SHAREHOLDER INFORMATION

LIMITS AND RESTRICTIONS
FREQUENT TRADING POLICY

The Funds' Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as "market timing," because such activities may be disruptive to the management of the Funds' portfolios and may increase Fund expenses and negatively impact the Funds' performance.

The Funds invest portions of their assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Funds' portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). The Funds' investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. In particular, Emerging Markets Fund's investments in emerging market securities may be less liquid, and the prices of such securities may be more volatile, than the securities of U.S. or other developed countries issuers. As a result, the Emerging Markets Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

The Funds discourage frequent exchanges, purchases and redemptions of shares by its shareholders, and will not make special arrangements to accommodate such transactions in Funds' shares. The Funds may reject a purchase order for any reason and may limit or reject an exchange transaction if the Adviser believes that a shareholder is engaging in market timing activities that are harmful to a Fund.

Consistent with this policy, shareholders of each Fund are limited to six exchanges out of an account per calendar year. Periodic exchanges out as a result of an automatic exchange plan are exempt from this limitation. Also exempt are exchanges out that are the result of an automatic conversion from Class C to Class A, a merger of Funds, or activity to correct a transaction made in error. The Adviser may waive this limitation in cases when its enforcement would result in significant hardship (create a financial burden when there is no evidence of market timing) to a shareholder.

In addition to the limitation on frequent exchanges, the Funds use a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain threshold criteria established by the Funds, and making inquiries with respect to such trades. If a transaction and/or Fund account is refused due to suspected market timing, the investor or his or her financial adviser will be notified.

With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, the Funds (i) have requested assurance that such intermediaries currently selling the Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and have instructed such intermediaries to notify the Funds immediately if they are unable to comply with such policies and procedures and (ii) require all prospective intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Funds' policies. Omnibus accounts generally do not identify customers' trading activity to the Funds on an individual basis. The ability of the Funds to monitor exchanges, purchases and redemptions made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Funds must rely on the financial intermediary to monitor frequent short-term trading within any of the Funds by the financial intermediary's customers.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds' shares, there can be no assurances that these efforts will be successful. Some investors may use various strategies to disguise their trading practices and the Funds' ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

For further details, contact Account Assistance.

UNAUTHORIZED TELEPHONE REQUESTS

Like most financial organizations, Van Eck, the Funds and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Funds, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further

                                                        VAN ECK FUNDS PROSPECTUS
details, contact Account Assistance.

AUTOMATIC SERVICES
AUTOMATIC INVESTMENT PLAN
You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

AUTOMATIC EXCHANGE PLAN
You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. For further details and to request an Application, contact Account Assistance.

AUTOMATIC WITHDRAWAL PLAN
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. The Plan is available to Class A shares only. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE
Each class can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services.

For the Class I shares, an initial purchase of $1,000,000 is required

To be eligible to purchase Class I shares, you must also qualify as specified in "How to Choose a Class of Shares".

ACCOUNT VALUE AND REDEMPTION
If the value of your account falls below $500,000 after the initial purchase, each Fund reserves the right to redeem your shares after 30 days notice to you.

HOW FUND SHARES ARE PRICED
Each Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. Each Fund calculates its NAV every day the New York Stock Exchange
(NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE. Each Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the NAV of each Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, a Fund will use the security's "fair value" as determined in good faith in accordance with the Funds' Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds' Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV.

Certain of the Funds' portfolio securities are are valued by an outside pricing service approved by the Funds' Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters,

                                                        VAN ECK FUNDS PROSPECTUS
including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds' NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds' fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

2. HOW TO CHOOSE A CLASS OF SHARES

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-ended investment company that issues two or more classes of shares representing interests in the same investment portfolio. In addition to Class I shares, each Fund offers Class A and Class C shares. The Funds offer three classes of shares with different sales charges and 12b-1 fee schedules, designed to provide you with different purchase options according to your investment needs. Class A and Class C shares are offered to the general public and differ in terms of sales charges and ongoing expenses. No money market fund is available for exchange with Class C or Class I shares. Class C shares automatically convert to Class A shares eight years after each individual purchase. Class I shares are offered only to specific investors through financial intermediaries.

 You should review information relating to share class expenses with your financial intermediary prior to purchasing shares of a Fund.

o CLASS A SHARES are offered at net asset value plus an initial sales charge at time of purchase of up to 5.75% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more, according to the schedule below. No sales charge is imposed on purchases of $1,000,000 or more. The 12b-1 fee is 0.25%. For further information regarding the Class A sales charge and any "breakpoint" and other discounts, please refer to the separate prospectus for Class A shares of the Funds.

o CLASS C SHARES are offered at net asset value with no initial sales charge, but are subject to a contingent deferred redemption charge (CDRC) of 1.00% on all redemptions during the first 12 months after purchase. The 12b-1 fee is 1.00%.

o CLASS I SHARES are offered with no sales charges on purchases, no CDRC, and no distribution (12b-1) fee. Eligible institutional investors must meet an initial investment minimum of $1 million and be eligible investors pursuant to the section entitled "Investors Eligible to Purchase Institutional Class Shares."






                                                        VAN ECK FUNDS PROSPECTUS

                                                  III. SHAREHOLDER INFORMATION


3. SALES CHARGES - ALL FUNDS

No initial sales charge, CDRC or 12b-1 distribution fee is imposed on Class I shares. For sales charges associated with the Class A and Class C shares, see their respective prospectuses.

                                                        VAN ECK FUNDS PROSPECTUS

4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES

If more than one member of your household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow us to mail single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the new system, known as "householding," only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. This new system will not affect the delivery of individual transaction confirmations, account statements, and annual tax information, which will continue to be mailed separately to each shareholder. You may benefit from this new system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 1-800-544-4653.

                                                        VAN ECK FUNDS PROSPECTUS

5. TAXES

TAXATION OF DIVIDEND OR CAPITAL GAIN DISTRIBUTIONS YOU RECEIVE For tax-reportable accounts, distributions are normally taxable even if they are reinvested. Distributions of dividends and short-term capital gains are taxed as ordinary income. Distributions of long-term capital gains are taxed at capital gain rates.

TAXATION OF SHARES YOU SELL
For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. If you redeem shares from an eligible account, you will receive an Average Cost Statement in February to assist you in your tax preparations.

An exchange of shares from one Fund to another will be treated as a sale and purchase of Fund shares. It is therefore a taxable event.

NON-RESIDENT ALIENS
Distributions of dividends and short-term capital gains, if any, made to non-resident aliens are subject to a withholding tax (or lower tax treaty rates for certain countries). The Internal Revenue Service considers these distributions U.S. source income. Currently, the Funds are not required to withhold tax from long-term capital gains or redemption proceeds if non-resident alien status is properly certified.

                                                        VAN ECK FUNDS PROSPECTUS

                                                  III. SHAREHOLDER INFORMATION

7. DIVIDENDS AND CAPITAL GAINS

If declared, dividend and capital gain distributions are generally paid on the last business day of the month of declaration. See your tax adviser for details. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a distribution may be made outside of the normal schedule.

DIVIDEND AND CAPITAL GAIN SCHEDULE


FUND                            DIVIDENDS AND SHORT-TERM       LONG-TERM
                                CAPITAL GAINS                  CAPITAL GAINS

Emerging Markets Fund           December                        December

Global Hard Assets Fund         December                        December

International Investors Gold
Fund                            December                        December


DIVIDEND AND CAPITAL GAIN REINVESTMENT PLAN

Dividends and/or capital gains are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 1-800-544-4653.

DIVMOVE

You can have your cash dividends from a Class I Fund automatically invested in another Class I Fund. Dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.

                                                        VAN ECK FUNDS PROSPECTUS

8. MANAGEMENT OF THE FUNDS


                                   DISTRIBUTOR
                 Van Eck Securities Corporation, 99 Park Avenue,
          New York, NY 10016 distributes the Funds and is wholly owned by the Adviser.

                               INVESTMENT ADVISER
                                AND ADMINISTRATOR
                         Van Eck Associates Corporation,
                                 99 Park Avenue,
                               New York, NY 10016,
                               manages investment
                            operations of the Funds.

                                    CUSTODIAN
                       State Street Bank and Trust Company
                              225 Franklin Street,
                   Boston, MA 02110, holds Fund securities and
                                 settles trades.

                                    THE TRUST
                                 a Massachusetts
                            business trust consisting
                                  of the Funds
                                 listed in this
                                 prospectus. The
                                Board of Trustees
                               manages the Funds'
                              business and affairs.

                                 TRANSFER AGENT
                    DST Systems, Inc., 210 West 10th Street,
                        8th Floor, Kansas City, MO 64105,
                      serves as the Funds' transfer agent.

                       INDEPENDENT PUBLIC ACCOUNTING FIRM
                               Ernst & Young LLP,
                               Five Times Square,
                               New York, NY 10036,
                      provides independent audit services,
                          consultation and advice with
                              respect to financial
                            information in the Funds'
                           filings with the Securities
                            and Exchange Commission,
                              advises the Trust on
                            accounting and financial
                         reporting matters and prepares
                             the Funds' tax returns.

                                                        VAN ECK FUNDS PROSPECTUS

INFORMATION ABOUT FUND MANAGEMENT

RECENT DEVELOPMENTS
LEGAL INVESTIGATIONS AND PROCEEDINGS
In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser has received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

INVESTMENT ADVISER

VAN ECK ASSOCIATES CORPORATION , 99 Park Avenue, 8th Floor, New York, New York 10016 has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts. John C. van Eck and members of his immediate family own 100% of the voting stock of the Van Eck Associates Corp. As of December 31, 2005, the Adviser's assets under management were approximately $2.5 billion.

FEES PAID TO THE ADVISER: Emerging Markets Fund paid the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets. Global Hard Assets Fund paid the Adviser a monthly fee at the annual rate of 1.00% of average daily net assets, which includes accounting and administrative services provided to the Fund. International Investors Gold Fund paid the Adviser a monthly fee at the annual rate of 0.75% of the first $500 million of the average daily net assets of the Fund; 0.65% of the next $250 million of the average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. For these services, the Adviser is paid a monthly fee at the annual rate of 0.25% per year of the average daily net assets on the first $500 million in Emerging Markets Fund, or at the annual rate of 0.25% per year on the first $750 million in International Investors Gold Fund, and 0.20% per year of the average daily net assets in excess of $750 million in International Investors Gold Fund.

A discussion regarding the basis for the Board's approval of the investment advisory agreement of the Fund is available in the Fund's current SAI and annual/semi-annual reports to shareholders.

PORTFOLIO MANAGERS

EMERGING MARKETS FUND:
DAVID A. SEMPLE. Mr. Semple joined Van Eck in 1998 as an Investment Director. He is also portfolio manager of another mutual fund advised by the Adviser. He has been in the investing business for over 14 years as a manager and analyst.

GLOBAL HARD ASSETS FUND is managed by a team of investment professionals. Current members of the team include:

CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. Mr. Cameron has over 20 years of industry experience in international and financial markets. In addition to being a member of the investment team for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

DEREK S. van ECK. Mr. van Eck joined Van Eck in 1989 as a portfolio manager and the Chief Investment Officer of the Adviser. He is also a portfolio manager of other mutual funds advised by the Adviser. Mr. van Eck has over 15 years of investment management experience.

JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst. Since 1998, he has been the portfolio manager of other mutual funds advised by the Adviser and a member of the Adviser's funds' investment management teams.

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

                                                        VAN ECK FUNDS PROSPECTUS

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader and a member of investment teams of several funds advised by the Adviser. Mr. Krenzer has over ten years of investment management experience.

CHARL P. de M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa. Mr. Malan serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

SHAWN REYNOLDS. Mr. Reynolds joined Van Eck in 2005 as an analyst focusing on energy. Prior to joining Van Eck, Mr. Reynolds was an analyst at Petrie Parkman & Co. Prior to 2001, Mr. Reynolds was an analyst with Credit Suisse First Boston, Goldman Sachs, and Lehman Brothers. He serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

INTERNATIONAL INVESTORS GOLD FUND is managed by a team of investment professionals. Current members of the team include:

JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst. Since 1998, he has been the portfolio manager of other mutual funds advised by the Adviser and a member of the Adviser's funds' investment management teams.

CHARL P. de M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa. Mr. Malan serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

The SAI provides additional information about the above Portfolio Managers and Investment Team Members, their compensation, other accounts managed by the Portfolio Managers and Investment Team Members, and their ownership of securities in the Fund.

                                                        VAN ECK FUNDS PROSPECTUS

THE TRUST
For more information on the Trust, the Trustees and the Officers of the Trust, see "The Trust" and "Trustees and Officers" in the SAI.

EXPENSES
Each Fund bears all expenses of its operations other than those incurred by the Adviser or its affiliate under the Advisory Agreement with the Trust. For a more complete description of Fund expenses, please see the SAI.

DISTRIBUTION AGREEMENT
Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly owned subsidiary of Van Eck Associates Corporation (the "Adviser"), has entered into a Distribution Agreement with the Trust.

The Distributor generally sells and markets shares of the Funds through intermediaries, such as broker-dealers. The intermediaries selling the Funds' shares are compensated from sales charges and from 12b-1 fees and/or shareholder services fees paid directly and indirectly by the Funds.

In addition, the Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Funds, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Funds and other mutual funds distributed by the Distributor. These payments are commonly known as "revenue sharing". The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Funds on the intermediary's sales system and/or preferred or recommended fund list, offering the Funds through the intermediary's advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary's sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Funds.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees, may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the funds attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell Funds' shares may also act as a broker or dealer in connection with execution of transactions for the Funds' portfolios. The Funds and the Adviser have adopted procedures to ensure that the sales of the Funds' shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all mutual funds pay the same amount to the intermediaries who sell their mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of any Funds, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

                                                        VAN ECK FUNDS PROSPECTUS

IV. FINANCIAL HIGHLIGHTS

The Fund commenced offering Class I shares on May 1, 2006. Class I shares have not yet completed a full calendar year of performance. Class I and Class A shares are both invested in the same portfolio of securities and will only differ to the extent that they pay different expenses, so Class A share performance is referenced herein. The financial highlights tables are intended to help you understand the financial performance of the Class A shares for the past five years or as indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request.



















                                                        VAN ECK FUNDS PROSPECTUS

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each
period:

                                                              CLASS A                                        CLASS C
                                              -----------------------------------------     ---------------------------------------
                                                                                                                   FOR THE PERIOD
                                                      YEAR ENDED DECEMBER 31,                 YEAR ENDED              OCTOBER 3,
                                                                                              DECEMBER 31,           2003* THROUGH
                                               2005    2004     2003     2002    2001           2005      2004    DECEMBER 31, 2003
                                             -----------------------------------------     ---------------------------------------
Net Asset Value, Beginning of Period         $ 9.78   $ 8.49   $ 4.85   $ 6.47  $ 8.98        $ 9.69    $ 8.50   $   7.44
                                             -----------------------------------------     ----------------------------------------
Income from Investment Operations:
  Net Investment Income (Loss)                 0.05     0.01     0.05   (0.02)   (0.09)         0.02     (0.04)      0.01
  Net Realized and Unrealized Gain
 (Loss)on Investments                          2.85     1.67     3.59   (1.60)   (2.37)         2.86      1.62       1.05
                                             -----------------------------------------     ----------------------------------------
Total from Investment Operations               2.90     1.68     3.64   (1.62)   (2.46)         2.88      1.58       1.06
                                             -----------------------------------------     ----------------------------------------
Less:
  Dividends from Net Investment
  Income                                      (0.05)     -        -        -        -   (c)    (0.02)      -          -

  Distribution from Net Realized Gains        (1.65)   (0.39)     -        -     (0.05)        (1.65)    (0.39)       -
                                            ------------------------------------------     ----------------------------------------
Total Dividends and Distributions
                                              (1.70)   (0.39)     -        -     (0.05)        (1.67)    (0.39)       -
                                            ------------------------------------------     ----------------------------------------
Net Asset Value, End of Period              $ 10.98     9.78     8.49    4.85     6.47       $  10.90   $ 9.69     $ 8.50
                                            ==========================================     ========================================

Total Return (a)                               29.77%   19.79%  75.05% (25.04)% (27.32)%        29.77%   18.59%     14.25%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)             $36,381  $30,461  $28,956   $9,578  $13,032        $6,266   $2,567      $2,665
Ratio of Gross Expenses to Average
Net Assets                                    2.26%    2.63%    3.08%    2.91%    2.45%          3.62%    3.80%      2.76%(d)
Ratio of Net Expenses to Average
Net Assets(b)                                2.11%    2.21%    2.00%    2.00%     2.04%          2.16%    2.75%      2.50%(d)
Ratio of Net Investment Income
(Loss) to Average Net Assets                 0.46%    0.15%    0.71%   (0.30)%   (0.95)%         0.19%   (0.38)%     0.67%(d)
Portfolio Turnover Rate                       101%     121%     128%     120%       56%           101%     121%         128%

(a) Total return is  calculated  assuming an initial  investment  of $10,000  made at the net asset value at the  beginning of the period, reinvestment of distributions at net asset value on the distribution payment date and a redemption on the last day of the

(b) Excluding interest expense,  the ratios would be 2.10%, 2.19%, 2.00%, 2.00%, and 2.00% for Class A Shares for the years ending
December 31, 2005, 2004, 2003, 2002 and 2001,  respecitvely and 2.15%,  2.75%, and 2.50% for Class C Shares for the periods en and
2.15%, 2.75%, and 2.50% for Class C Shares for the periods ending December 31, 2005, 2004 and 2003, repectively.

(c) Amount represents less than $0.005 per share.

(d) Annualized.
* Inception date of Class C Shares.

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout
each period:

                                                          CLASS A                                         CLASS C
                                         -------------------------------------------     ------------------------------------------
                                                  YEAR ENDED DECEMBER 31,                         YEAR ENDED DECEMBER 31,
                                         2005      2004      2003     2002    2001         2005     2004     2003    2002    2001
                                         -------------------------------------------     ------------------------------------------
Net Asset Value, Beginning of Year       $ 22.35  $ 18.19  $ 12.77  $ 11.96 $ 13.08       $ 21.57   $ 17.66  $ 12.55 $ 11.87 $ 13.01
                                         -------------------------------------------     ------------------------------------------
Income from Investment Operations:
  Net Investment Income (Loss)             (0.11)   (0.02)   (0.08)   (0.05)  (0.03)       (0.12)    (0.10)   (0.05)  (0.19)  (0.14)
  Net Realized and Unrealized Gain
  (Loss) on Investments                    11.00     4.18     5.50     0.86   (1.09)       10.45      4.01     5.16    0.87   (1.00)
                                         -------------------------------------------     ------------------------------------------
Total from Investment Operations           10.89     4.16     5.42     0.81   (1.12)       10.33      3.91     5.11    0.68   (1.14)
                                         -------------------------------------------     ------------------------------------------
Net Asset Value, End of Year             $ 33.24  $ 22.35  $ 18.19  $ 12.77 $ 11.96      $ 31.90   $ 21.57  $ 17.66 $ 12.55 $ 11.87
                                         ===========================================     ==========================================
Total Return (a)                          48.72%    22.87%   42.44%    6.77%  (8.56)%     47.94%    22.14%   40.72%   5.73%  (8.83)%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000)          $233,685  $84,872  $64,661  $39,106  $49,244      $76,621  $26,812  $11,490  $2,202  $2,066
Ratio of Gross Expenses to Average
Net Assets                               1.88%    2.08%    2.43%    2.64%    2.76%        2.08%    2.50%    3.76%    3.72%   3.20%
Ratio of Net Expenses to Average         1.56%    1.85%    2.43%    2.64%    2.68%        2.07%    2.44%    3.76%    3.72%   3.08%
Net Assets (b)
Ratio of Net Investment Income
(Loss) to Average Net Assets            (0.42)%  (0.12)%  (0.68)%  (0.31)%  (0.51)%      (0.89)%  (0.71)%  (0.75)%  (1.36)% (0.73)%
Portfolio Turnover Rate                   51%      54%      40%      177%     265%         51%      54%      40%     177%    265%

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of distributions at net asset value on the distribution payment date and a redemption on the last day of the
(b) Excluding interest expense, the ratios would be 1.56%, 1.85%, 2.43%, 2.61%, and 2.58% for Class A Shares for the years ending
December 31, 2005, 2004, 2003, 2002 and 2001 , respecitvely and  2.07%, 2.44%,  3.76%, 3.70% and 3.08% for Class C Shares for
2001, repectively and 2.07%, 2.44%, 3.76%, 3.70% and 3.08% for Class C Shares for the years ending December 31,
2005, 2004, 2003, 2002 and 2001, repectively.

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:



                                                   CLASS A                                             CLASS C
                                   ------------------------------------------------    --------------------------------------------
                                                                                                              FOR THE PERIOD
                                           YEAR ENDED DECEMBER 31,                      YEAR ENDED              OCTOBER 3,
                                                                                        DECEMBER 31,           2003* THROUGH
                                   2005       2004      2003     2002       2001         2005      2004         DECEMBER 31, 2003
                                   ------------------------------------------------    --------------------------------------------
Net Asset Value, Beginning of
Period                             $ 9.77    $ 11.64   $ 8.30    $ 5.36    $ 4.45       $ 9.67    $ 11.61           $ 9.28
Income from Investment
Operations:
  Net Investment Income
(Loss)                             (0.15)      0.07    (0.10)    (0.01)      0.01      (0.14)       0.05              (0.03)
  Net Realized and Unrealized
Gain (Loss) on Investments          3.63      (0.97)      3.66      4.86     0.91        3.53     (1.02)              2.36
                                   ------------------------------------------------   ---------------------------------------------
Total from Investment
Operations                          3.48      (0.90)      3.56      4.85     0.92        3.39     (0.97)              2.33
                                   ------------------------------------------------   ---------------------------------------------
Less:
  Dividends from Net
Investment Income                  (0.02)     (0.26)         -         -    (0.01)       (0.02)    (0.26)                -
  Distributions from Net
Realized Gains                     (0.87)     (0.71)     (0.22)    (1.91)      -         (0.87)    (0.71)                -
                                   ------------------------------------------------   ---------------------------------------------
Total Dividends and
Distributions                      (0.89)     (0.97)     (0.22)    (1.91)   (0.01)       (0.89)    (0.97)                -
                                   ------------------------------------------------   ----------------------------------------------
Net Asset Value, End of
Period                             12.36       9.77      11.64      8.30     5.36        12.17      9.67             11.61
                                   ================================================   ==============================================

Total Return (a)                   35.62%     (7.73)%    44.25%    90.48%    20.74%      35.06%    (8.36)%           25.11%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period
(000)                              $294,999  $255,281  $305,863  $204,468  $121,767     $10,381    $7,505            $3,535
Ratio of Gross Expenses to            1.71%     1.82%     1.87%     2.02%     2.25%       2.53%     2.58%          2.46%(c)
Average Net Assets
Ratio of Net Expenses to
Average Net Assets (b)                1.71%     1.82%     1.87%     2.02%     2.25%       2.16%     2.51%          2.46%(c)
Ratio of Net Investment
Income to Average Net Assets        (1.26)%   (1.34)%   (1.04)%   (0.14)%  0.09%(c)     (1.71)%   (2.03)%        (1.99)%(c)
Portfolio Turnover Rate                 29%       31%      244%      720%      109%         29%       31%              244%

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment  of  distributions  at net asset value on the  distribution  payment date and a  redemption  on the last day of the (b)
Excluding  interest  expense,  the ratios would be 1.69%,  1.82%,  1.85%,  1.96%,  and 2.17% for Class A Shares for the years ending
December 31, 2005, 2004, 2003, 2002 and 2001 , respecitvely and 2.15%,  2.51%, and 2.46% for Class C Shares for the periods 2002 and
2001,  respectively  and 2.15%,  2.51%,  and 2.46% for Class C Shares for the  periods  ending  December  31,  2005,  2004 and 2003, respectively. (c) Annualized. * Inception date of Class C Shares.

See Notes to Financial Statements

BACK COVER PAGE:


YOUR INVESTMENT DEALER IS:

For more detailed information, see the
Statement of Additional Information (SAI), which is legall a part of and incorporated by reference into this prospectus.

Additional information about the investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

o Call Van Eck at 1-800-826-2333, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums,.or other information about the Fund.

o Information about the Funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

o Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.



Transfer Agent: DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407
1-800-544-4653


                                              SEC REGISTRATION NUMBER: 811-04297
                                                                         #530505










                                                        VAN ECK FUNDS PROSPECTUS

                                  VAN ECK FUNDS


                    99 PARK AVENUE, NEW YORK, NEW YORK 10016
                                 www.vaneck.com

     Van Eck Funds is an open-end investment management company currently consisting of three separate series: Emerging Markets Fund, Global Hard Assets Fund, and International Investors Gold Fund.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current Prospectus, dated May 1, 2006 (the "Prospectus") which is available at no charge upon written or telephone request to the Trust at the address above or by telephone (800) 544-4653.

     Shareholders are advised to read and retain this Statement of Additional Information ("SAI") for future reference.

                                TABLE OF CONTENTS


      GENERAL INFORMATION.....................................................3
      Commercial Paper........................................................3
      Debt Securities.........................................................2
      Derivatives.............................................................3
      Direct Investments......................................................4
      Foreign Securities......................................................4
      Foreign Securities - Emerging Markets Risk..............................5
      Foreign Securities - Foreign Currency Transactions......................7
      Futures, Options, Warrants and Subscription Rights......................8
      Indexed Securities and Structured Notes................................10
      Mortgage-Backed Securities.............................................11
      Real Estate Securities.................................................11
      Repurchase Agreements..................................................12
      Rule 144A and Section 4(2) Securities..................................12
      Securities Lending.....................................................13
      Swaps..................................................................13
      INVESTMENT RESTRICTIONS................................................14
      PORTFOLIO HOLDINGS DISCLOSURE..........................................15
      INVESTMENT ADVISORY SERVICES...........................................17
      THE DISTRIBUTOR........................................................18
      PORTFOLIO MANAGERS.....................................................20
      PORTFOLIO MANAGER COMPENSATION.........................................22
      PORTFOLIO MANAGER SHARE OWNERSHIP......................................22
      Other accounts managed by portfolio managers...........................23
      PORTFOLIO TRANSACTIONS AND BROKERAGE...................................23
      TRUSTEES AND OFFICERS..................................................26
      TRUSTEE SHARE OWNERSHIP................................................31
      2005 COMPENSATION TABLE................................................31
      PRINCIPAL SHAREHOLDERS.................................................32
      POTENTIAL CONFLICTS OF INTEREST........................................32
      CODE OF ETHICS.........................................................33
      PROXY VOTING POLICIES AND PROCEDURES...................................34
      VALUATION OF SHARES....................................................34

      PURCHASE OF SHARES.....................................................34
      BREAKPOINT LINKAGE RULES FOR DISCOUNTS.................................34
      EXCHANGE PRIVILEGE.....................................................36
      INVESTMENT PROGRAMS....................................................37
      SHARES PURCHASED BY NON-U.S. FINANCIAL INSTITUTIONS....................38
      TAXES..................................................................38
      REDEMPTIONS IN KIND....................................................41
      DESCRIPTION OF THE TRUST...............................................41
      ADDITIONAL INFORMATION.................................................42
      FINANCIAL STATEMENTS...................................................43
      APPENDIX A:  PROXY VOTING POLICIES.....................................44
      APPENDIX B: RATINGS....................................................56
      APPENDIX C: MARKET DESCRIPTIONS........................................60

                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2006

GENERAL INFORMATION

     Van Eck Funds (the "Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985. Van Eck Funds (the "Trust") is an open-end investment management company currently consisting of three separate series:
Emerging Markets Fund, Global Hard Assets Fund, and International Investors Gold Fund (each, a "Fund", and together, the "Funds"). Each Fund offers three classes of shares: Class A, Class C and Class I. The Board of Trustees has authority to create additional series or funds, each of which may issue separate classes of shares.

     International Investors Gold Fund was formerly incorporated under the laws of the state of Delaware under the name of International Investors Incorporated. International Investors Incorporated was reorganized as a series of the Trust on April 30, 1991. International Investors Incorporated had been in continuous existence since 1955, and had been concentrating in gold mining shares since 1968.

     On October 31, 2003, Emerging Markets Fund engaged in a reorganization with the Asia Dynasty Fund series of the Trust (the "Reorganization"). In the Reorganization, Asia Dynasty Fund transferred substantially all of its assets to Emerging Markets Fund in exchange for shares of Emerging Markets Fund which assumed all stated liabilities of Asia Dynasty Fund. Class A shares of Asia Dynasty were exchanged for Class A shares of Emerging Markets Fund and Class B shares of Asia Dynasty were exchanged for Class C shares of Emerging Markets Fund.

     Emerging Markets Fund was formerly known as the Global Leaders Fund. Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, it operated with a substantially different investment strategy.

     The Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund are classified as non-diversified funds under the Investment Company Act of 1940 (the "1940 Act"). Van Eck Associates Corporation (the "Adviser") serves as investment adviser to all the Funds.

INVESTMENT POLICIES AND RISKS

     The following is additional information regarding the investment policies used by the Funds in attempting to achieve their respective objectives, and should be read with the sections of the Funds' Prospectus titled "Principal Strategies", "Principal Risks" and "Additional Investment Strategies".

     The Appendix to this SAI contains an explanation of the rating categories of Moody's Investors Service Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category.

     COMMERCIAL PAPER

     Emerging Markets Fund and Global Hard Assets Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies, while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper. The Funds will maintain in such account cash not available for investment or U.S. government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

     CONVERTIBLE SECURITIES

     Emerging Markets Fund and Global Hard Assets Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Funds at varying price levels above their investment values and/or their conversion values in keeping with the Funds' objective.

     DEBT SECURITIES

     The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in the Appendix to the SAI. High grade means a rating of A or better by Moody's or S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

     New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Funds may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Funds may lose interest and/or principal on such securities.

     The Funds may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

     DEPOSITARY RECEIPTS

     Emerging Markets Fund and Global Hard Assets Fund may invest in Depositary Receipts, which represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

     Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

     DERIVATIVES

     The Funds may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic" position is the duplication of cash market transaction when deemed advantageous by the Funds' Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets.

     When the Funds intend to acquire securities (or gold bullion or coins as the case may be) for their portfolio, they may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.

     DIRECT INVESTMENTS

     The Funds may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements may, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment, and will not be appointed for the purpose of exercising management or control of the enterprise.

     Certain of the Funds' direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations. With respect to the Emerging Markets Fund, such direct investments may be made in entities that are reasonably expected in the foreseeable future to become growth companies, either by expanding current operations or establishing significant operations.

     Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. In addition, in the event the Funds sell unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

     FOREIGN SECURITIES

     Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States, and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States.

     Emerging Markets Fund and Global Hard Assets Fund may invest in Russian issuers. Settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the Act) is defined according to entries in the issuer's share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. To reasonably ensure that its ownership interest continues to be appropriately recorded, the Funds will invest only in those Russian companies whose registrars have entered into a contract with the Funds' Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent the Funds from investing in the securities of certain Russian issuers otherwise deemed suitable by the Adviser.

     In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

     Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

     FOREIGN SECURITIES - EMERGING MARKETS RISK

     The Funds may have a substantial portion of their assets in emerging markets. An "emerging market" or "emerging country" is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

     Emerging market securities include securities which are (i) principally traded in the capital markets of an emerging market country; (ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

     Investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

     Securities markets in these countries may trade a small number of securities, may have a limited number of issuers and a high proportion of shares or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility, and in difficulties in the settlement and recording of transactions and in interpreting and applying the relevant law and regulations. In addition, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which a Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities. Limited liquidity may impair a Fund's ability to liquidate a position at the time and price it wishes to do so. In addition, a Fund's ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities.

     Since the Emerging Markets Fund may invest a portion of its total assets in Asian region investments, its investment performance may be affected by events affecting Asian region companies. The value and liquidity of Asian region investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the Asian region or their neighboring regions. The extent of economic development, political stability and market depth of different countries in the Asian region varies widely. Certain countries in the Asian region elsewhere, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments in these countries typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. Given the Fund's investments, the Fund will likely be particularly sensitive to changes in China's economy as the result of a reversal of economic liberalization, political unrest or changes in China's trading status.

     The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid regions' securities markets, the Fund's abilities to participate fully in such price increases may be limited by their investment policies of investing not more than 15% of their net assets in illiquid securities. Conversely, the inability of the Funds to dispose fully and promptly of positions in declining markets will cause the Fund's net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

     The Russian, Eastern and Central European, Chinese, Hong Kong and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has few securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Funds may acquire investments may be affected by trading by persons with material non-public information, and by securities transactions by brokers in anticipation of transactions by the Fund, in particular securities. The securities markets in Cambodia, Laos and Vietnam are currently non-existent.

     Emerging Markets Fund will invest in Asian, Eurasian and other countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Funds of additional investments in those countries.

     Economies in Central Europe and Latin American emerging markets may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of these regions are affected by developments in the economies of its principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the United States President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

     Chinese governmental actions can have a significant effect on the economic conditions in the Asian region, which could adversely affect the value and liquidity of the Fund's investments. Although the Chinese government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed. China and certain of the other emerging market countries do not have comprehensive systems of laws, although substantial changes have occurred in China in this regard in recent years. The corporate form of organization has only recently been permitted in China, and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations, Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of litigation. Even where adequate laws exist in China, it may be impossible to obtain swift and equitable enforcement of such laws, or to obtain enforcement of a judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Funds, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the changes to the Chinese legal system develop, the promulgation of new laws, existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Funds. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other Asian region countries.

     FOREIGN SECURITIES - FOREIGN CURRENCY TRANSACTIONS

     Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Funds with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts, foreign exchange swaps (Emerging Markets Fund and Global Hard Assets Fund only) and put and call options (all types of derivatives), to "lock in" the U.S. Dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

     Changes in currency exchange rates may affect the Funds' net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce a Fund's losses on a security when a foreign currency's value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

     The Funds will enter into forward contracts to duplicate a cash market transaction. The Funds will not purchase or sell foreign currency as an investment, except that Emerging Markets Fund and Global Hard Assets Fund may enter into currency swaps. See also "Futures and Options Transactions".

     In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser's belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated, or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Funds on their investments in the hedging positions.

     A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Adviser will not commit any Fund, at time of purchase, to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Funds' Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

     It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     FUTURES, OPTIONS, WARRANTS AND SUBSCRIPTION RIGHTS

     The Funds may invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Funds, because the maximum exposure is the amount of the premiums paid for the options. Futures contracts and options thereon are both types of derivatives.

     The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resources indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

     A Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that margin deposits for futures positions entered into for bona fide hedging purposes, as that term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.

     The use of financial futures contracts and commodity futures contracts, options on such futures contracts and commodities, may reduce a Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest. Because the financial markets in the Asian region countries and other developing countries are not as developed as in the United States, these financial investments may not be available to the Funds, and the Funds may be unable to hedge certain risks.

     The use of financial futures and commodity futures contracts and options on such futures contracts and commodities as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If a Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contractual obligation or exercise its option to realize any profit, and would incur transaction costs on the sale of the underlying assets.

     For hedging purposes, each Fund, and for other purposes (such as creating synthetic positions), may invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval.

     The Funds may write, purchase or sell covered call or put options. An options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed-upon exercise price. The holder of the option has the right to purchase (call option) or sell (put option) the underlying asset at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund keeps the premium whether or not the option is exercised. When a Fund sells a covered call option, which is a call option with respect to which the Fund owns the underlying assets, the Fund may lose the opportunity to realize appreciation in the market price of the underlying asset, or may have to hold the underlying asset, which might otherwise have been sold to protect against depreciation. A covered put option written by the Fund exposes it during the term of the option to a decline in the price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

     The Funds may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Funds may purchase or sell over-the-counter options for dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid, and will be subject to the limitation on investments in illiquid securities.

     Warrants are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

     It is the policy of each of the Funds to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company, to prevent double taxation of the Funds and their shareholders. One of the requirements is that at least 90% of a Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Funds may engage in options and futures contract transactions may be materially limited by this test.

     HARD ASSETS SECURITIES

     The Global hard Assets Fund may invest up to 80% of its assets in "hard assets" securities. Hard asset securities include equity securities of "hard asset companies" and derivative securities and instruments whose value is linked to the price of a commodity or a commodity index. The term "hard asset companies" includes companies that directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic commodities which, historically, have been produced and marketed profitably during periods of significant inflation.

     Since the market action of hard asset securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard asset securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including hard asset securities. The Fund has a fundamental policy of concentrating in such industries, and more than 50% of the Fund's assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices, even during periods of rising prices.

     INDEXED SECURITIES AND STRUCTURED NOTES

     The Funds may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agriculture commodities or commodity indices will be considered a hard asset security.

     Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When a Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Funds will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Funds' limitations on illiquid securities.

     MORTGAGE-BACKED SECURITIES

     Emerging Markets Fund and Global Hard Asset Fund may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when a U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.

     REAL ESTATE SECURITIES

     The Funds may not purchase or sell real estate, except that the Funds may invest in securities of issuers that invest in real estate or interests therein. These include equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. Global Hard Assets Fund may invest more than 50% of its assets in such securities. The Funds are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property. REITS are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

     REPURCHASE AGREEMENTS

     Each of the Funds may enter into a repurchase agreement. It is the current policy of the Funds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

     RULE 144A AND SECTION 4(2) SECURITIES

     The Funds may invest up to 15% of their net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, or which are otherwise not readily marketable.

     Rule 144A under the Securities Act of 1933 allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 of resale of certain securities to qualified institutional buyers.

     The Adviser will monitor the liquidity of restricted securities in the Funds' holdings under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

     In addition, commercial paper may be issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

     Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board of Trustees for purposes of complying with investment restrictions applicable to investments by the Funds in illiquid securities.

     SECURITIES LENDING

     The Funds may lend securities to parties such as broker-dealers or other institutions. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will generally be invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation

     SWAPS

     Emerging Markets Fund and Global Hard Assets Fund may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The swaps in which a Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Global Hard Assets Fund may also enter into other asset swaps. Asset swaps are similar to swaps in that the performance of one hard asset (e.g., gold) may be "swapped" for another (e.g., energy).

     Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that a Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

     WHEN, AS AND IF ISSUED SECURITIES

     Each Fund\may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by a Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of a Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on the New York or American Stock Exchanges) of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

INVESTMENT RESTRICTIONS

     The following investment restrictions are in addition to those described in the Prospectus. Policies that are identified as "fundamental" may be changed with respect to a Fund only with the approval of the holders of a majority of the Fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of a Fund's outstanding shares are present in person or by proxy, or (ii) more than 50% of a Fund's outstanding shares. As to any of the following policies, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the policy. Non-fundamental restrictions may be changed, upon approval by the Board of Trustees, without shareholder approval.


                          Non-Fundamental Restrictions

Each Fund may not:
1. Invest in securities which are "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter, if the result is that more than 15% of a Fund's net assets would be invested in such securities.

2. Mortgage, pledge or otherwise encumber its assets, except to secure borrowing effected in accordance with the fundamental restriction on borrowing set forth below.

3.      Except for Global Hard Assets Fund, make short sales of securities.

4. Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

5. Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Funds and such account.

                            Fundamental Restrictions

Each Fund may not:

     1. Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

     2. Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with its investments in other investment companies.

     3. Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

     4. Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

     5. Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein,
        (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

     6. Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities, except that International Investors Gold Fund may invest in gold and silver coins which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion.

     7. Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that Global Hard Assets Fund will invest 25% or more of its total assets in "hard asset" industries as defined in the Prospectus, and International Investors Gold Fund may invest 25% or more of its total assets in the gold-mining industry. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     For the purposes of Restriction 7, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be "interest rate sensitive," investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions.

     The Adviser has represented to the Board of Trustees that it will not exercise any of the expanded authority permitted under these revised restrictions without seekeing specific Board approval, and, in the case of any material change, giving shareholders sixty days advance notice.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions. In the case of borrowing, however, the Fund will promptly take action to reduce the amount of a Fund's borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund's net assets."

PORTFOLIO HOLDINGS DISCLOSURE

     The Funds have adopted policies and procedures governing the disclosure of information regarding the Funds' portfolio holdings. They are reasonably designed to prevent selective disclosure of the Funds' portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Funds' shareholders. The Board of Trustees is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

     These policies and procedures apply to employees of the Adviser, administrator, principal underwriter, and all other service providers to the Funds that, in the ordinary course of their activities, come into possession of information about the Funds' portfolio holdings. These policies and procedures are made available to each service provider.

     The following outlines the policies and procedures adopted by the Funds regarding the disclosure of portfolio-related information:

     Generally, it is the policy of the Funds that no current or potential investor (or their representative), including any Fund shareholder (collectively, "Investors"), shall be provided information about a Fund's portfolio on a preferential basis in advance of the provision of that same information to other investors.

     DISCLOSURE TO INVESTORS. Limited portfolio holdings information for the Funds is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Funds' top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Funds may also publish a detailed list of the securities held by each Fund, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

     BEST INTEREST OF THE FUNDS: Information regarding the Funds' specific security holdings, sector weightings, geographic distribution, issuer allocations and related information ("Portfolio-Related Information"), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the the Funds' Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Funds' officers to be in the best interest of Fund shareholders.

     CONFLICTS OF INTEREST: Should a conflict of interest arise between a Fund and any of the Fund's service providers regarding the possible disclosure of Portfolio-Related Information, the Fund's officers shall resolve any conflict of interest in favor of the Fund's interest. In the event that Fund officers are unable to resolve such a conflict of interest, the matter shall be referred to the Funds' Audit Committee for resolution.

     EQUALITY OF DISSEMINATION: Shareholders of the same Fund shall be treated alike in terms of access to the Fund's portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information with respect to a Fund shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund's website). Accordingly, all Investors will have equal access to such information.

     SELECTIVE DISCLOSURE OF PORTFOLIO-RELATED INFORMATION IN CERTAIN
CIRCUMSTANCES: In some instances, it may be appropriate for a Fund to selectively disclose a Fund's Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired advisor or sub-advisor, or disclosure to a rating agency) prior to public dissemination of such information.

     CONDITIONAL USE OF SELECTIVELY-DISCLOSED PORTFOLIO-RELATED INFORMATION: To the extent practicable, each of the Funds' officers shall condition the receipt of Portfolio-Related Information upon the receiving party's agreement to both keep such information confidential and not to trade Fund shares based on this information.

     COMPENSATION: No person, including officers of the Funds or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Funds reserve the right to charge a nominal processing fee, payable to the Funds, to non-shareholders requesting Portfolio-Related Information. This fee is designed to offset the Fund's costs in disseminating such information.

     SOURCE OF PORTFOLIO-RELATED INFORMATION: All Portfolio-Related Information shall be based on information provided by the Fund's administrator(s)/accounting agent.

     The Funds may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Funds, including to the Funds' auditors; custodian; financial printers; counsel to the Funds or counsel to the Funds' independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Funds may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services, such as Lipper, Morningstar, and FT Interactive. The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. Information that is provided to these parties, in the ordinary course of business, is provided on a quarterly basis, with at least a 30 day lag period.

     There can be no assurance that the Funds' policies and procedures regarding selective disclosure of the Funds' portfolio holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

     The Fund's Board shall be responsible for overseeing the implementation of these Policies and Procedures. These Policies and Procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

     Additionally, the Fund shall maintain and preserve permanently in an easily accessible place a written copy of these Policies and Procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

     Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Funds or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

INVESTMENT ADVISORY SERVICES

     The Adviser manages the Funds pursuant to an Advisory Agreement with the Trust. John C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser. The Adviser provides the Funds with office space, facilities and simple business equipment, and provides the services of consultants, executive and clerical personnel for administering their affairs. The Adviser compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly at the following annual rates: Emerging Markets Fund pays the Adviser a fee of 0.75% of average daily net assets; Global Hard Assets Fund pays the Adviser a fee of 1.00% of average daily net assets; and International Investors Gold Fund pays a fee equal to 0.75% of the first $500 million of average daily net assets, 0.65% of the next $250 million of average daily net assets and 0.50% of the average daily net assets in excess of $750 million

     In addition to investment advisory services, the Adviser also performs administrative and accounting services for Emerging Markets Fund and International Investors Gold Fund pursuant to a written agreement. For these accounting and administrative services, Emerging Markets Fund pays 0.25% of its respective average daily net assets on the first $500 million. International Investors Gold Fund pays an annual rate of 0.25% of the first $750 million of its respective average daily net assets, and 0.20% of the respective average daily net assets in excess of $750 million.

     For the years ended December 31, 2003, 2004 and 2005, the Adviser earned fees with respect to the Emerging Markets Fund of $105,761, $227,656 and $269,532, respectively. For the years ended December 31, 2003, 2004 and 2005, the Adviser waived fees and expenses as described in the prospectus in the amounts of $147,852, $144,606 and $102,444, respectively.

     For the years ended December 31, 2003, 2004 and 2005, the Adviser earned fees with respect to the Global Hard Assets Fund of $512,736, $874,716 and $1,999,740 respectively. For the years ended December 31, 2003, 2004 and 2005, the Adviser waived fees and expenses as described in the prospectus in the amounts of $0 $172,850, and $503,028 respectively.

     For the years ended December 31, 2003, 2004, and 2005, the Adviser earned fees with respect to the International Investors Gold Fund of $1,803,089, $1,976,409 and $1,893,357respectively. For the years ended December 31, 2003, 2004 and 2005, the Adviser waived fees and expenses as described in the prospectus in the amounts of $0, $4,080 and $27,851, respectively.

     The expenses borne by each of the Funds include: all the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' and accountants' fees and expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee (and accounting and administrative services fees, if any), extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholders' and Trustees' meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses and expenses of registering and qualifying shares for sale (including compensation of the employees of the Adviser or its affiliates in relation to the time spent on such matters), expenses relating to the Plan of Distribution (Rule 12b-1 Plan) exclusive of International Investors Gold Fund, fees of Trustees who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.

     The Advisory Agreement with respect to Emerging Markets Fund was approved at a meeting of the Board of Trustees held on October 12, 1993, and by shareholders of Emerging Markets Fund on December 17, 1993. The Advisory Agreement with respect to Global Hard Assets Fund was approved at a meeting of the Board of Trustees held on October 18, 1994. The Advisory Agreement with respect to International Investors Gold Fund was approved at a meeting of the Board of Trustees held on May 24, 1994, and by shareholders of the International Investors Gold Fund on July 25, 1994. Each of the Advisory Agreements provide that they shall continue in effect from year to year with respect to a Fund as long as they are approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated on 60 days written notice by either party and will terminate automatically in the event of an assignment within the meaning of the Act.

THE DISTRIBUTOR

     Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation ("VESC"), 99 Park Avenue, New York, New York (the "Distributor"), a wholly owned subsidiary of the Adviser. The Trustees of the Trusts have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds.

     The Trust has authorized one or more brokers (who are authorized to designate other intermediaries) to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when the authorized broker or its designee accepts the order. Orders will be priced at the net asset value next computed after they are accepted by the authorized broker or its designee.

     The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws.

     The Distributor retained distributing commissions on sales of shares of the Funds for the fiscal years ended December 31 2003, 2004 and 2005, after reallowance to dealers as follows:


                                               Van Eck Securities    Reallowance
                                                  Corporation         to Dealers
                                               ---------------------------------
Emerging Markets Fund                  2005           $9,587          $58,711
                                       2004           $8,476          $46,675
                                       2003           $5,204          $32,355

Global Hard Assets Fund                2005         $304,962       $1,984,442
                                       2004          $93,614         $573,111
                                       2003          $47,957         $305,470

International Investors Gold Fund      2005          $58,257         $322,841
                                       2004          $77,061         $413,321
                                       2003         $204,903       $1,100,896

VAN ECK SECURITIES CORPORATION
12B-1 ACCOUNTING
12 MOS. ENDED DECEMBER  31, 2005


                                                                                 COMPENSATION PLANS

                                       IIGF-A        IIGF-C      EMG MKT-A     EMG MKT-C   GHAF-A       GHAF-C     TOTAL

TOTAL 12B-1 EXPENSE PER BOOKS           612,378       49,640      160,432       15,174      767,126      351,538    1,956,288
PAYMENT TO SECURITIES DEALERS           531,776       49,620       69,199       14,904      377,640      350,811    1,393,950
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------

BALANCE TO VESC                          80,602           20       91,233          270      389,486          727      562,338
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------

NET 12B-1 FEES                           80,602           20       91,233          270      389,486          727      562,338
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------

DISTRIBUTION EXPENDITURES:
General Printing                          7,530        7,529        8,299        8,299       14,322       14,318       60,297
Reports                                  18,902       18,900        1,582        1,581        1,582        1,580       44,127
Dealer Fact Sheets                        2,164        2,164        2,165        2,164        2,938        2,936       14,531
Prospectus                                  242          242          549          549          241          242        2,065
Dealer mailing                            9,395        9,394        8,136        8,135       14,553       14,551       64,164
Internal Sales Telephone                 21,735          350        2,902          288        8,561        2,441       36,277
Marketing Dept Expenses                 132,637        3,372       14,401        1,732       68,813       20,872      241,827
External Wholesalers Expenses           495,191       15,202       64,916        7,806      310,242       87,308      980,665
Internal Sales Expenses                 214,633        6,430       28,335          986      123,627       36,437      410,448
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------


TOTAL EXPENDITURES                      902,429       63,583      131,285       31,540      544,879      180,685    1,854,401
                                     ----------   ----------   ----------   ----------   ----------   ----------   ----------

EXCESS EXPENSES OVER PAYMENTS
TO VESC ( $ )                          (821,827)     (63,563)     (40,052)     (31,270)    (155,393)    (179,958)  (1,292,063)
                                     ===========  ===========  ===========  ===========  ===========   ==========  ===========


     Emerging Markets Fund (Class A and C), Global Hard Assets Fund (Class A and
C) and International Investors Gold Fund (Class A and C) have adopted a Plan pursuant to Rule 12b-1 (the "Plan") which provides for the compensation of brokers and dealers who sell shares of the Funds or provide servicing. Emerging Markets Fund (Class A and C), Global Hard Assets Fund (Class A and C) and International Investors Gold Fund (Class A and C) Plans are compensation-type plans with a carry-forward provision, which provides that the Distributor recoup distribution expenses in the event the Plan is terminated. For the periods prior to April 30, 2006, the Distributor has agreed with respect to Plans with a carry-forward provision, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated, unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate. Pursuant to the Plans, the Distributor provides the Funds at least quarterly with a written report of the amounts expended under the Plans and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis.

     The Plans are reapproved annually for all Funds, by the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Plan. The Plan was approved by shareholders of the Emerging Markets Fund (Class A) on December 17, 1993 and International Investors Gold Fund on April 15, 1999.

     A Plan shall continue in effect as to each Fund, provided such continuance is approved annually by a vote of the Trustees in accordance with the Act. A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Funds, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on written notice to any other party to the Plan. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not "interested persons." The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Funds will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plans, see the Prospectus.

PORTFOLIO MANAGERS

     EMERGING MARKETS FUND

     DAVID A. SEMPLE. Mr. Semple joined Van Eck in 1998 as the Director of International Equity. He is also portfolio manager of other mutual funds advised by the Adviser, and a member of several of the Adviser's funds investment management teams. He has accumulated over 14 years of experience in the investment business, being engaged as a manager and an analyst. Mr. Semple additionally serves as an adviser on Van Eck Multi-Strategy Partners, LP through Van Eck Absolute Return Advisers, Corp., a hedge fund adviser wholly owned by the Adviser. Van Eck Multi-Strategy Partners, LP has an investment strategy that differs from the strategies of the mutual funds.

     GLOBAL HARD ASSETS FUND

     The Global Hard Assets Fund is managed by a team of investment professionals. Current members of the team are:

     DEREK S. VAN ECK, CFA. Mr. van Eck is Chief Investment Officer of Van Eck Global and has overseen the investment and research operations since 1998. He oversees a team of investment professionals that includes specialists in hard asset sectors and in the emerging markets. From 1986 to 1988, Mr. van Eck was a fixed income analyst at CS First Boston responsible for hedging mortgage-backed securities. Mr. van Eck received an MBA from J.L. Kellogg Graduate School of Management (Northwestern) in 1993 and his BA from Williams College in Economics in 1986. He is a member of the New York Society of Security Analysts and Association of Investment Management and Research (AIMR). Mr. van Eck serves on the board of the Fred M. van Eck Forest Trust, managed in conjunction with the Pacific Forest Trust.

     Mr. van Eck also oversees and serves as a portfolio manager for the Hard Assets hedge funds (listed herein), and co-portfolio manager of Commodity Strategies Fund, LP and Commodity Strategies Portfolio Ltd., which are hedge funds managed by Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. The potential overlap of investment objectives between the hedge funds and mutual funds is addressed in the "Potential Conflicts of Interest" section.

     CHARLES T. CAMERON. Mr. Cameron joined Van Eck in 1995 as the Director of Trading. He has 12 years experience in the international and financial markets. From 1989 until joining Van Eck in 1995, Mr. Cameron was a trader in both the Eurobond and emerging markets for Standard Chartered. Mr. Cameron also worked at Kleinwort Benson. He holds a BS degree in finance from Boston College and an MBA in finance from New York University, Leonard N. Stern School of Business received in May 1993.

     In addition to being a member of the investment team for this Fund, he also serves as a member of the investment teams that manage other mutual funds advised by the Adviser. Mr. Cameron also serves as a co-portfolio manager for Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd.., managed by Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. Commodity Strategies Fund, LP, and Commodity Strategies Portfolio Ltd. have investment strategies that differ from the strategies of the mutual funds.

     JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst, and currently serves as a portfolio manager for International Investors Gold Fund. Since 1998, he has been the portfolio manager of other mutual funds advised by the Adviser and a member of several of the Adviser's funds' investment management teams. Mr. Foster also serves as a portfolio manager for the Long/Short Gold Portfolio, Ltd., a hedge fund, through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. The potential overlap of investment objectives between the hedge funds and mutual funds is addressed in the "Potential Conflicts of Interest" section.

     SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as a research analyst. Prior to joining Van Eck, Mr. Halpert was analyst and trader at Goldman Sachs & Co. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

     GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 as a trader. He also serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

     CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa. Mr. Malan serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

     SHAWN REYNOLDS. Mr. Reynolds is Van Eck's senior energy analyst. Prior to joining Van Eck in 2005, he was employed at Petrie Parkman & Co. as an energy analyst covering U.S. oil and gas exploration and production companies. From 1991-2001, Mr. Reynolds covered North American, European, and global energy companies out of New York, Australia and London with Goldman Sachs, Lehman Brothers, and Credit Suisse First Boston. Prior to his career in finance, Mr. Reynolds worked at Tenneco Oil Company from 1987-1989 as an exploration geologist.

     Mr. Reynolds serves as a member of the investment teams that manage other mutual funds advised by the Adviser. He also serves as a member of the investment team for Global Energy Opportunity Fund, LTD. and Global Energy Opportunity Partners, LP, which are hedge funds managed by Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. Global Energy Opportunity Fund, LTD. and Global Energy Opportunity Partners, LP have investment strategies that differ from the strategies of the mutual funds.


     INTERNATIONAL INVESTORS GOLD FUND

     The International Investors Gold Fund is managed by a team of investment professionals. Current members of the team are:

     JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst and serves as the portfolio manager of this Fund. Since 1998, he has been the portfolio manager of other mutual funds advised by the Adviser and a member of several of the Adviser's funds' investment management teams. Mr. Foster also serves as a portfolio manager for the Long/Short Gold Portfolio, Ltd., a hedge fund, through Van Eck Absolute Return Advisers Corp., a hedge fund adviser wholly owned by the Adviser. The potential overlap of investment objectives between the hedge funds and mutual funds is addressed in the "Potential Conflicts of Interest" section.

     CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa. Mr. Malan serves as a member of the investment teams that manage other mutual funds advised by the Adviser.

PORTFOLIO MANAGER COMPENSATION

         Investment professionals and portfolio managers have varying compensation arrangements depending on their responsibilities. Generally, investment professionals are paid a base salary and a bonus driven by their contribution to investment performance for the past one and three-year periods. Performance is measured against benchmarks (as designated in the prospectus), against relevant peer groups, and on absolute returns, but varies by person. Managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. The firm does manage accounts with incentive fees.


PORTFOLIO MANAGER SHARE OWNERSHIP

      The following tables show the dollar range of equity securities beneficially owned by each investment team member as of March 31, 2006:


----------------- ------------------------------------------------------- --------------------------------------------------------
                                                                          Aggregate Dollar Range of Equity Securities in Van Eck
                                                                            Funds, Van Eck Funds, Inc., and Worldwide Insurance
                     Specific Funds and Corresponding Range Amounts *                              Trust
Name
----------------- ------------------------------------------------------- --------------------------------------------------------

Charles                          GHAF - $100,001 - $500,000                                  $100,001 - $500,000
Cameron
----------------- ------------------------------------------------------- --------------------------------------------------------

Joseph                            GHAF - $10,001-$50,000                                      $10,001-$50,000
Foster                            IIGF - $10,001-$50,000

----------------- ------------------------------------------------------- --------------------------------------------------------

Samuel                             EMF - $10,001-$50,000                                       $10,001-$50,000
Halpert                           GHAF - $10,001-$50,000
                                  IIGF - $10,001-$50,000

----------------- ------------------------------------------------------- --------------------------------------------------------

Gregory                            EMF - $10,001-$50,000                                     $50,001 - $100,000
Krenzer                           GHAF - $10,001-$50,000

----------------- ------------------------------------------------------- --------------------------------------------------------

Charl                               EMF - $1 - $10,000
Malan                              IIGF - $1 - $10,000                                        $10,001-$50,000
                                  GHAF - $10,001-$50,000

----------------- ------------------------------------------------------- --------------------------------------------------------

Shawn                             GHAF - $10,001-$50,000                                      $10,001-$50,000
Reynolds
----------------- ------------------------------------------------------- --------------------------------------------------------

                                EMF - $100,001 - $500,000                                   $100,001 - $500,000
David                           GHAF - $10,001-$50,000
Semple
----------------- ------------------------------------------------------- --------------------------------------------------------

Derek                           EMF - $100,001 - $500,000
van Eck                         GHAF - $100,001 - $500,000                                 $500,001 - $1,000,000
                                IIGF - $100,001 - $500,000

----------------- ------------------------------------------------------- --------------------------------------------------------

* EMF - Emerging Markets Fund, GHAF - Global Hard Assets Fund, IIGF - International Investors Gold Fund.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Certain of the above-referenced portfolio managers and investment team members manage accounts outside of the mutual fund complex. Below is a table of the number of accounts each investment team member is involved with, in addition to the approximate total assets in the accounts managed within each named category.


----------------- --------------- ----------------------- --------------------- --------------------- ------------------------
                  Number of       Total Assets in
                  Accounts        Accounts Managed        Total Assets in                             Accounts/
Name of           Managed         within Other            Accounts Managed                            Assets  for which the
Portfolio         Outside the     Registered Investment   within Other Pooled   Total Assets in       Advisory Fee is
Manager           Van Eck         Companies               Investment Vehicles   Other Accounts        Partially Based on
                  mutual fund                                                   Managed               Performance
                  complex
----------------- --------------- ----------------------- --------------------- --------------------- ------------------------

Charles                           n/a                     $7.88 million
Cameron            2                                                            n/a                   2 -
                                                                                                      $7.88 million
----------------- --------------- ----------------------- --------------------- --------------------- ------------------------

Joseph             4              n/a                     $64.33 million        $412.32 million       1 -
Foster                                                                                                $64.33 million
----------------- --------------- ----------------------- --------------------- --------------------- ------------------------

                                  n/a                     n/a
Samuel             0]                                                            n/a                   n/a
Halpert
----------------- --------------- ----------------------- --------------------- --------------------- ------------------------

Gregory            0              n/a                     n/a                   n/a                   0
Krenzer
----------------- --------------- ----------------------- --------------------- --------------------- ------------------------

Charl              n/a             n/a                     n/a                   n/a                   0
Malan
----------------- --------------- ----------------------- --------------------- --------------------- ------------------------

Shawn                             n/a                     $0 (new accounts)
Reynolds           2                                                             n/a                   2 - $0 (new accounts)
----------------- --------------- ----------------------- --------------------- --------------------- ------------------------

David              2              n/a                     n/a                   $18.55 million        1 -
Semple                                                                                                $13.81 million
----------------- --------------- ----------------------- --------------------- --------------------- ------------------------

Derek van          8              n/a                     $528.91 million       n/a                   8 -
Eck                                                                                                   $528.91 million
----------------- --------------- ----------------------- --------------------- --------------------- ------------------------

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price often includes a disclosed fixed commission or discount retained by the underwriter or dealer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

     In purchasing and selling the Funds' portfolio investments, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the full range and quality of the broker-dealer's services; the value of brokerage and research services provided; confidentiality; the responsiveness, reputation, reliability and experience of the broker-dealer; and the reasonableness of any commissions or spreads.

     The Adviser may select an affiliated broker-dealer to effect transactions for the Funds. When an affiliate of the Adviser effects transactions for a Fund, additional procedures adopted by the Board of the Trustees in accordance with Rule 17e-1 under the Act are followed. The Board of Trustees, including a majority of the Trustees who are not interested persons, determines no less frequently than quarterly that all transactions effected by affiliated broker-dealers during the preceding quarter were effected in compliance with such procedures.

     The Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined in good faith by the Adviser that such commission is reasonable in relation to the value of the brokerage and/or research services, as defined in Section 28(e) of the Securities Exchange Act of 1934, which have been provided. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Such research services may include, without limitation: a wide variety of written reports on individual companies and industries of particular interest, general economic conditions, pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel, industry experts and leading economists; comparative performance evaluation and technical measurement services; economic advice; quotation services and equipment; services from recognized experts on investment matters of particular interest to Adviser for its clients; advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities; analytical and statistical services; proxy voting data; financial, industry and trade publications; news and information services; research-oriented computer hardware, software, databases and services; and other data, information, services, products and materials which assist the Adviser in performance of its investment responsibilities. Such services may be provided by broker-dealers which execute portfolio transactions for the Funds or by third parties with which these broker-dealers have arrangements. Soft dollar arrangement may also include services which are subject to "mixed use" both for research purposes as well as for non-research purposes. In such cases, the determination of such allocation is made by the Adviser in good faith based upon its review of the usage of each product. The Adviser reimburses the soft dollar broker for the non-research portion of the product or service. Any such research and other information provided by brokers to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under the relevant Advisory Agreement with the Trust. Any particular research service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such research service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant potion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such research service was obtained.

     The Funds and the Adviser may also receive research services from underwriters and dealers in fixed-price offerings, which research services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information.

     For the fiscal year ended December 31, 2005, the Emerging Markets Fund paid $208,386, the Global Hard Assets Fund paid $415,299 and the International

Investors Gold Fund paid $361,753 in commissions to broker dealers providing some research services to Adviser or its affiliates. representing 96%, 85% and 68%, respectively, of the total commissions paid by such Funds.

     The table below shows the commissions paid on purchases and sales of portfolio securities by each Fund for the year ended December 31, none of such amounts are paid to brokers or dealers which furnished daily quotations to the Funds for the purpose of calculating daily per share net asset value and to brokers and dealers which sold shares of the Funds.

FUND (FISCAL YEAR END)

                                                                     2005
                                                                  COMMISSIONS
                                                               -----------------
Emerging Markets Fund (Class A)                                    $216,856
Global Hard Assets Fund (Class A, B and C)                         $488,538
International Investors Gold Fund (Class A)                        $532,152


                                                                     2004
                                                                  COMMISSIONS
                                                               -----------------
Emerging Markets Fund (Classes A and C)                            $295,931
Global Hard Assets Fund (Classes A and C)                          $209,017
International Investors Gold Fund (Classes A and C)                $481,821

                                                                     2003
                                                                  COMMISSIONS
                                                               -----------------
Emerging Markets Fund (Class A)                                    $187,893
Global Hard Assets Fund (Class A, B and C)                         $121,304
International Investors Gold Fund (Class A)                       $3,251,296


     The Trustees periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     Investment decisions for the Funds are made independently from those of the other investment accounts managed by the Adviser, or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser to allocate such simultaneous purchases or sales insofar as feasible among its several clients or the clients of its affiliates according to formulae and in a manner it deems equitable to each client. The principal factors which the Adviser considers in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities and the then availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions.

     The Adviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h) that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

     Due to the potentially high rate of turnover, the Funds may pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate. The portfolio turnover rates of all Funds may vary greatly from year to year. In addition, since the Funds may have a high rate of portfolio turnover, the Funds may realize an increase in the rate of capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the SAI.

TRUSTEES AND OFFICERS

     RESPONSIBILITIES OF THE BOARD

     The Board of Trustees is responsible for supervising the operation of the Trust and the Funds. It establishes the Funds' major policies, reviews investments, and provides guidelines to the Advisor and others who provide services to the Funds. The Board of Trustees met five times during the Trust's fiscal year ending December 31, 2005. Each Trustee attended at least 75% of the total number of meetings of the Board. Since January 1, 2006, Mr. Richard D. Stamberger has served as the Chairman of the Board, and Mr. R. Alastair Short as Vice Chairman.

     STANDING COMMITTEES

     The Board of Trustees has an Audit Committee and a Governance Committee.

     AUDIT COMMITTEE

     During the 2005 fiscal year, the members of the Audit Committee were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short and Richard D. Stamberger, all of whom are Independent Trustees. This Committee met twice during 2005. The duties of this Committee include meeting with representatives of the Company's independent accountants to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Company's system of internal controls. Thereafter, the Committee reports to the Board of the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Currently, the Audit Committee's financial experts are David J. Olderman and R. Alastair Short. Mr. Short has served as the Chairman of the Audit Committee since January 1, 2006.

     GOVERNANCE COMMITTEE

     During the 2005 fiscal year, the members of the Governance Committee were Richard C. Cowell, David J. Olderman, Ralph F. Peters, R. Alastair Short and Richard D. Stamberger, all of whom are Independent Trustees. This Committee met three times during 2005. The duties of this Committee include consideration of recommendations on nominations for Directors, review of the composition of the Board, and recommendations of meetings, compensation and similar matters. Mr. Peters has served as the Chairman of the Governance Committee.

     The Independent Trustees are solely responsible for nominating Independent Trustees for election by shareholders. All Trustees considered for appointment or nomination are required to complete a questionnaire designed to elicit information concerning his or her real or perceived independence in relation to the Trust, other Van Eck funds, the Adviser or any affiliated persons, potential conflicts of interest, and other factual information necessary for compliance with the securities laws.

     The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of a Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

     The Board generally adheres to certain procedures for the selection of Trustee nominees. First, the Board meets with candidates and conducts interviews of candidates. The Board then discusses the candidates, their interviews, and their credentials. Lastly, the Board submits the candidates' names to formal elections.

     ADDITIONAL INDEPENDENT TRUSTEES SESSIONS

     The Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary.

     TRUSTEE INFORMATION

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.


----------------------------- --------------- --------------------------------- ------------- ---------------------------
      Name, Address(1)         Position(s),              Principal
          and Age                Term of               Occupation(s)            Number of
                              Office(2) and            During Past              Portfolios                Other
                              Length of Time            Years Fund              in Fund               Directorships
                                 with the                                       Complex(3)             Held Outside
                                  Trust                                         Overseen             Fund Complex(3)
----------------------------- --------------- --------------------------------- ------------- ---------------------------

INDEPENDENT TRUSTEES:

-------------------------------------------------------------------------------------------------------------------------
Richard C. Cowell             Trustee              Private investor                  9        Director, West Indies &
78(+)(P)                      since 1985                                                      Caribbean Development
                                                                                              Ltd.; Director/Trustee of
                                                                                              two other investment
                                                                                              companies advised by the
                                                                                              Adviser.
----------------------------- --------------- --------------------------------- ------------- ---------------------------

Jon Lukomnik                  Trustee since        Managing Partner, Sinclair        9        Director/Trustee of two
50                              March 2006         Capital LLC; Consultant to                 other investment
                                                   various asset management                   companies advised by the
                                                   companies.                                 Adviser.
----------------------------- --------------- --------------------------------- ------------- ---------------------------

David J. Olderman             Trustee              Private investor                  9        Director of Greif, Inc.;
70(+)(P)                      since 1994                                                      Ladig, Inc. and

                                                                                              Minnesota Public
                                                                                              Radio; Director/Trustee
                                                                                              of two other investment
                                                                                              companies advised by
                                                                                              the Adviser.
----------------------------- --------------- --------------------------------- ------------- ---------------------------

Ralph F. Peters               Trustee             Private investor                   9        Director/Trustee of two
76(+)(P)                      since 1987                                                      other investment
                                                                                              companies advised by the
                                                                                              Adviser.
----------------------------- --------------- --------------------------------- ------------- ---------------------------

                                       29

----------------------------- --------------- --------------------------------- ------------- ---------------------------
      Name, Address(1)         Position(s),              Principal
          and Age                Term of               Occupation(s)            Number of
                              Office(2) and            During Past              Portfolios                Other
                              Length of Time            Years Fund              in Fund               Directorships
                                 with the                                       Complex(3)             Held Outside
                                  Trust                                         Overseen             Fund Complex(3)
----------------------------- --------------- --------------------------------- ------------- ---------------------------

Wayne H. Shaner               Trustee since        Managing Partner,                  9       Director , The Torray
58                            March 2006           Rockledge Partners LLC,                    Funds, since 1993
                                                   since September 2003;                      (Chairman of the Board
                                                   Public Member Investment                   since December 2005);
                                                   Committee, Maryland State                  Director/Trustee of two
                                                   Retirement System since                    other investment
                                                   1991; Vice President,                      companies advised by the
                                                   Investments, Lockheed                      Adviser.
                                                   Martin Corporation
                                                   (formerly Martin Marietta
                                                   Corporation),
                                                   1976-September 2003.
----------------------------- --------------- --------------------------------- ------------- ---------------------------

R. Alastair Short             Vice Chairman       Managing Director, The GlenRock     9       Director/Trustee of two
52(+)(P)                      Trustee since       Group, LLC (private equity                  other investment
                              2004                investment firm), May 1, 2004               companies advised by the
                                                  to present; President, Apex                 Adviser.
                                                  Capital Corporation (personal
                                                  invesment vehicle), Jan. 1988
                                                  to present; President, Matrix
                                                  Global Investments, Inc. and
                                                  predecessor company (private
                                                  investment company), September
                                                  1995 to Jan. 1999.
----------------------------- --------------- --------------------------------- ------------- ---------------------------

Richard D. Stamberger         Chairman            President and CEO, SmartBrief,       9      Director/Trustee of two
46(+)(P)                      Trustee since       Inc.                                        other investment
                              1994                                                            companies advised by the
                                                                                              Adviser.
----------------------------- --------------- --------------------------------- ------------- ---------------------------
--------------


(1)  The address for each Trustee is 99 Park Avenue, 8th Floor, New York, NY
     10016.

(2) Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent Trustees, which provides that independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of
     75. With respect to Messrs. Cowell, Olderman and Peters, the mandatory retirement policy requires retirement at the later of age 75 or December 31, 2007. Officers are elected yearly by the Trustees.

(3) The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc. and Van Eck Worldwide Insurance Trust.

(+)  Member of the Governance Committee.

(P)  Member of Audit Committee.

Officer Information

         The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.



-------------------------- --------------------- ------------------- --------------------------------------------------------------
  Officer's Address(1)       Position(s) Held         Term of                     Principal Occupations
         and Age                with Fund        Office and Length                During Past FiveYears
                                                   of Time Served
-------------------------- --------------------- ------------------- --------------------------------------------------------------
OFFICERS:

-------------------------- --------------------- ------------------- --------------------------------------------------------------

Charles T. Cameron         Vice President        Since 1996          President, Worldwide Bond Fund; Director of
43                                                                   Trading, Van Eck Associates Corporation;
                                                                     Co-Portfolio Manager, Worldwide Bond Fund Series;
                                                                     Officer of two other investment companies advised
                                                                     by the Adviser.

-------------------------- --------------------- ------------------- --------------------------------------------------------------
Keith J. Carlson           Chief Executive       Since 2004          President, Van Eck Associates Corporation, and
                           Officer and                               President, Van Eck Securities Corporation since
49                         President                                 February 2004; Private Investor, June 2003-January
                                                                     2004; Independent Consultant, Waddell & Reed, Inc.,
                                                                     April 2003-May 2003; Senior Vice President, Waddell
                                                                     & Reed, Inc., December 2002-March 2003;
                                                                     President/Chief Executive Officer/Director/Executive
                                                                     Vice President/Senior Vice President, Mackenzie
                                                                     Investment Management Inc., April 1985-December 2002.
                                                                     President/Chief Executive Officer/Director, Ivy
                                                                     Mackenzie Distributors, Inc., June 1993-December 2002;
                                                                     Chairman/Director/President, Ivy Mackenzie Services
                                                                     Corporation, June 1993-December 2002;
                                                                     Chairman/Director/Senior Vice President, Ivy
                                                                     Management Inc., January 1992-December 2002;
                                                                     Officer of two other investment companies advised
                                                                     by the Adviser..

-------------------------- --------------------- ------------------- --------------------------------------------------------------
Susan C. Lashley           Vice President        Since 1988          Vice President, Van Eck Associates Corporation;
51                                                                   Vice President, Mutual Fund Operations, Van Eck
                                                                     Securities Corporation; Officer of two other
                                                                     investment companies advised by the Adviser.
-------------------------- --------------------- ------------------- --------------------------------------------------------------
Thaddeus Leszczynski       Chief Compliance      Since September     Chief Compliance Officer, Van Eck Absolute
59                         Officer               2005                Return Advisers Corporation and Van Eck
                                                                     Associates Corporation since September 2005;
                                                                     Founder and Vice President, EARN Corporation, July
                                                                     2004 to present; Private Practice Lawyer, January
                                                                     2002 to present; Executive Vice President, Asian
                                                                     Financial Network Ltd., September 2000 - January
                                                                     2001; Vice President, Prudential Insurance Company,
                                                                     March 1998 - August 2000; Officer of two other
                                                                     investment companies advised by the Adviser.

-------------------------- --------------------- ------------------- --------------------------------------------------------------


-------------------------- --------------------- ------------------- --------------------------------------------------------------
  Officer's Address(1)       Position(s) Held         Term of                     Principal Occupations
         and Age                with Fund        Office and Length                During Past FiveYears
                                                   of Time Served
-------------------------- --------------------- ------------------- --------------------------------------------------------------

Thomas K. Lynch            Vice President and    Since April 2005    Vice President, Van Eck Associates Corporation and Van Eck
49                         Treasurer                                 Absolute Return Advisers Corp., since April 2005; Second Vice
                                                                     President, Investment Reporting, TIAA-CREF, January 1996 to
                                                                     April 2005; Senior Manager, Audits, Grant Thornton, December
                                                                     1993 to January 1996; Senior Manager, Audits, McGladrey &
                                                                     Pullen, December 1986 to December 1993.

-------------------------- --------------------- ------------------- --------------------------------------------------------------

Joseph J. McBrien          Senior Vice President  Since December     Senior Vice President, General Counsel, and Secretary, Van Eck
57                         and Secretary          2005               Associates Corporation, Van Secretary Eck Securities
                                                                     Corporation and Van Eck Absolute Return Advisers Corp., since
                                                                     December 2005; Managing Director, Chatsworth Securities LLC,
                                                                     March 2001-November 2005; Private Investor/Consultant,
                                                                     September 2000- February 2001; Executive Vice President and
                                                                     General Counsel, Mainstay Management LLC, September 1999-
                                                                     August 2000.; Officer of two other investment companies
                                                                     advised by the Adviser.

-------------------------- --------------------- ------------------- --------------------------------------------------------------
Bruce J. Smith             Senior Vice           Since 1985          Senior Vice President and Chief Financial Officer, Van Eck
50                         President and Chief                       Associates Corporation; Senior Vice President, Chief Financial
                           Financial Officer                         Officer, Treasurer and Controller, Van Eck Securities
                                                                     Corporation and Van Eck Absolute Return Advisers Corp.;
                                                                     Officer of two other investment companies advised by the
                                                                     Adviser.

-------------------------- --------------------- ------------------- --------------------------------------------------------------

Derek S. van Eck           Executive Vice        Since 2004          President of Worldwide Hard Assets Fund series and the
41                         President                                 Worldwide Real Estate Fund series of Van Eck Worldwide
                                                                     Insurance Trust and the Global Hard Assets Fund series of Van
                                                                     Eck Funds; Director of Van Eck Associates Corporation;
                                                                     Director and Executive Vice President, Van Eck Securities
                                                                     Corporation; Director and Executive Vice President, Van Eck
                                                                     Absolute Return Advisers Corp.; Director, Greylock Capital
                                                                     Associates LLC.

-------------------------- --------------------- ------------------- --------------------------------------------------------------
Jan F. van Eck             Executive Vice        Since 2005          Director and Executive Vice President, Van Eck Associates
                           President                                 Corporation; Director, Executive Vice President and Chief
                                                                     Compliance Officer, Van Eck Securities Corporation; Director
                                                                     and President, Van Eck Absolute Return Advisers Corporation;
                                                                     Director, Greylock Capital Associates LLC

-------------------------- --------------------- ------------------- --------------------------------------------------------------

---------------

(1) The address for each Executive Officer is 99 Park Avenue, 8th Floor, New York, NY 10016.

     The van Eck family currently owns 100% of the shares of the Funds' Adviser. The investment adviser and manager of the Funds is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust. John C. van Eck, Sigrid van Eck, Jan F. van Eck and Derek S. van Eck own 100% of the voting stock of the Adviser.

TRUSTEE SHARE OWNERSHIP

         For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser) for the calendar year ended December 31, 2005 is shown below.


                                                                           Aggregate Dollar Range of Equity Securities
                                                                              in All Registered Investment Companies
                                              Dollar Range of                         Overseen By Trustee in
Name of Trustee                    Equity Securities In the Funds (1), (2)         Family of Investment Companies
---------------                    --------------------------------       --------------------------------------------
Richard C. Cowell                            IIGF $1 - $10,000                           $10,001 - $50,000
                                            GHAF $1 - $10,000

Jon Lukomnik(3)                                    None                                        None

David J. Olderman                        GHAF - $10,001 - $50,000                        $10,001 - $50,000

Ralph F. Peters                           EMF - $10,001-$50,000                           $10,001-$50,000
                                             GHAF - $1-$10,000
                                          IIGF - $10,001-$50,000

Wayne H. Shaner(3)                                 None                                        None

R. Alastair Short                            GHAF - $1-$10,000                            $10,001-$50,000
                                             IIGF - $1-$10,000

Richard D. Stamberger                     EMF - $50,001-$100,000                           Over $100,000
                                             IIGF - $1-$10,000
                                          GHAF - $50,001-$100,000


(1) EMF - Emerging Markets Fund, GHAF - Global Hard Assets Fund, IIGF - International Investors Gold Fund.

(2) The valuation date for the Trustee Share Ownership table is March 31, 2005.

(3) Messrs. Lukomnik and Shaner were elected as Independent Trustees of the Trust effective March 7, 2006.

     As of March 31, 2006, all of the Trustees and Officers of the Trust as a group owned approximately 1.93% of shares outstanding of International Investors Gold Fund (Class A) and approximately 3.94% of Emerging Markets Fund (Class A). As of March 31, 2006, all of the Trustees and Officers as a group owned less than 1% of shares outstanding of each of the other Funds and Classes.

2005 COMPENSATION TABLE

     A compensation schedule for the Trust's Independent Trustees was established by the Governance Committee and approved by the Board. The Trustee compensation schedule generally includes the following for the entire Van Eck fund complex: i) a retainer in the amount of $5,000 per quarter, ii) a meeting fee in the amount of $5,000 per meeting in which the Trustee participates either in person or via telephone, iii) a fee in the amount of $2,500 per quarter to the Chairman and iv) a fee in the amount of $750 per quarter to the chairpersons of both the Audit Committee and the Governance Committee.

     The table below includes certain information relating to the compensation of the Trustees paid by the Trust for the fiscal year ended December 31, 2005. Annual Trustee fees may be reviewed periodically and changed by the Trust's Board.


----------------------------------------------------------------------------------------------------------------------

                                                 Compensation Table
----------------------------------------------------------------------------------------------------------------------

                                                                  Pension or         Estimated
                                                             Retirement Benefits      Annual      Total Compensation
                             Aggregate         Deferred            Accrued           Benefits     From the Trust and
                           Compensation      Compensation      as Part of the          Upon       the Fund Complex
Name of Trustee           From the Trust    From the Trust     Trust's Expenses     Retirement    Paid to Trustee(2)
---------------           --------------    --------------     ----------------     ----------    -------------------

------------------------- ---------------- ----------------- --------------------- -------------- --------------------

Richard C. Cowell             $24,192             $0                 None              None             $57,500
------------------------- ---------------- ----------------- --------------------- -------------- --------------------

Jon Lukomnik(4)                 N/A              N/A                 N/A                N/A               N/A
------------------------- ---------------- ----------------- --------------------- -------------- --------------------

David J. Olderman             $28,477             $0                 None              None             $67,500
------------------------- ---------------- ----------------- --------------------- -------------- --------------------

Ralph F. Peters               $25,832             $0                 None              None             $61,250
------------------------- ---------------- ----------------- --------------------- -------------- --------------------

Wayne H. Shaner(4)              N/A              N/A                 N/A                N/A               N/A
------------------------- ---------------- ----------------- --------------------- -------------- --------------------

R. Alastair Short(1)          $24,253             $0                 None              None             $57,500
------------------------- ---------------- ----------------- --------------------- -------------- --------------------

Richard D. Stamberger(1)      $19,103           $6,368               None              None           $60,250(3)

------------------------- ---------------- ----------------- --------------------- -------------- --------------------


(1) Effective January 1, 2006, Mr. Stamberger became Chairman of the Board and Mr. Short became Vice Chairman.

(2) The "Fund Complex" consists of Van Eck Funds, Van Eck Funds, Inc., and Van Eck Worldwide Insurance Trust.

(3) This includes deferred compensation from the entire complex.

(4) Messrs. Lukomnik and Shaner were elected as Independent Trustees of the trust effective March 7, 2006.


PRINCIPAL SHAREHOLDERS

     As of March 31, 2006, the following persons owned of record 5% or more of the shares of the Fund(s) indicated below.


------------------------------------ ------------------------------------------- --------------------

                                                                                    Percentage of
                                                Name and Address of                   Class of
          Fund and Class                          Beneficial Owner                   Fund Owned
------------------------------------ ------------------------------------------- --------------------

Emerging Markets Fund                Merrill Lynch Pierce Fenner & Smith              9.949%
Class A                              4800 Deer Lake Drive East, 3rd Floor
                                     Jacksonville, FL 32246-6484
------------------------------------ ------------------------------------------- --------------------

Emerging Markets Fund                Charles Schwab & Co, Inc                         5.698%
Class A                              ATTN: Mutual Funds
                                     101 Montgomery Street
                                     San Francisco, CA 94104-4122
------------------------------------ ------------------------------------------- --------------------

Emerging Markets Fund                Merrill Lynch Pierce Fenner & Smith             24.821%
Class C                              4800 Deer Lake Drive East, 3rd Floor
                                     Jacksonville, FL 32246-6484
------------------------------------ ------------------------------------------- --------------------


                                       34


Global Hard Assets Fund              Merrill Lynch Pierce Fenner & Smith             12.992%
Class A                              4800 Deer Lake Drive East, 3rd Floor
                                     Jacksonville, FL 32246-6484
------------------------------------ ------------------------------------------- --------------------

Global Hard Assets Fund              Stichting Kas Giro                              21.515%
Class A                              Beleggingsrekening
                                     FBO Stichting Vermogensgiro
                                     P.O. Box 24001, Department 24893
                                     1000 DB Amsterdam, Netherlands
------------------------------------ ------------------------------------------- --------------------

Global Hard Assets Fund              Merrill Lynch Pierce Fenner & Smith             30.032%
Class C                              4800 Deer Lake Drive East, 3rd Floor
                                     Jacksonville, FL 32246-6484
------------------------------------ ------------------------------------------- --------------------

International Investors Gold Fund    Merrill Lynch Pierce Fenner & Smith              6.337%
Class A                              4800 Deer Lake Drive East, 3rd Floor
                                     Jacksonville, FL 32246-6484
------------------------------------ ------------------------------------------- --------------------

International Investors Gold Fund    Merrill Lynch Pierce Fenner & Smith             25.867%
Class C                              4800 Deer Lake Drive East, 3rd Floor
                                     Jacksonville, FL 32246-6484
------------------------------------ ------------------------------------------- --------------------


POTENTIAL CONFLICTS OF INTEREST

     The Adviser's affiliate, Van Eck Absolute Advisers, Inc., ("VEARA") serves as the general partner of Hard Asset Partners L.P., a U.S. investment limited partnership which has an investment strategy substantially similar to that of the Worldwide Hard Assets Fund. Additionally, VEARA serves as the general partner of and investment adviser to Hard Asset Partners L.P., Multi-Strategy Partners L.P., Global Energy Opportunity Partners L.P. and Commodity Strategies Fund LP, each a Delaware private investment partnership, as well as Hard Assets 2X Fund Ltd., Hard Assets Portfolio Ltd., Global Energy Opportunity Fund, Ltd., and Long/Short Gold Portfolio Ltd. (together the "Private Funds"). VEARA is a wholly owned subsidiary of the Adviser.

     Hard Asset Partners L.P. and Hard Assets Portfolio Ltd. have investment strategies substantially similar to that of the Global Hard Assets Fund. Those funds also invest in the same securities as the Worldwide Hard Assets Fund on a long/short basis. Additionally, the Commodity Strategies Fund LP has investment strategies that may be similar to those of International Investors Gold Fund, Worldwide Hard Assets Fund and Global Hard Assets Fund. The mutual funds may invest in commodities but they do so to a much lesser extent than the Commodity Strategies Fund LP, which makes such investments as its principal investment strategy. Thus, the potential conflict of interest between the hedge funds and the mutual funds is minimal.

     The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. The above listed entities and such other entities or accounts (the "Other Clients") may have investment objectives or may implement investment strategies similar to those of the Fund. Additionally, the Private Funds may also from time to time implement investment strategies which the Adviser decides are not advantageous to the Funds, and which may include transactions that are directly contrary to the positions taken by the Funds. These strategies may include, among others, short sales, long short trading, and pairs trading, as well as swaps and derivatives trades.

     When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Funds, the prices of the Funds' securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that a Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When other Funds or Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. In addition, certain of the portfolio managers of the Funds serve as portfolio managers to Other Clients. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by the Funds to the Adviser. The Adviser does not believe that its activities materially disadvantage the Funds. The Adviser has implemented procedures to monitor trading across the Funds and its other clients.

CODE OF ETHICS

     The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the "Personnel"). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

     Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

     The Fund's proxy voting record for the twelve-month period ended June 30 is available on Van Eck's website at http://www.vaneck.com and on the SEC's website at http://www.sec.gov.

     Proxies for the Funds' portfolio securities are voted in accordance with the Adviser's proxy voting policies and procedures, which are set forth in Appendix A to this Statement of Additional Information.


PURCHASE OF SHARES

AVAILABILITY OF DISCOUNTS

     An investor or the Broker or Agent must notify DST or the Distributor at the time or purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

BREAKPOINT LINKAGE RULES FOR DISCOUNTS

     The term "spouse" also includes civil union and common law marriage as defined by the state laws of residence. The term "child" also includes stepchild. Trust accounts may be linked by trustee if the primary owever or family member is related, by trustee and by beneficiary.


VALUATION OF SHARES

     The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the New York Stock Exchange, usually 4:00 p.m. New York time, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

     Dividends paid by a Fund with respect to Class A, Class C and Class I shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency costs relating to Class C shares will be borne exclusively by that Class. The Trustees have determined that currently no conflict of interest exists between the Class A, Class C and Class I shares. On an ongoing basis, the Board of Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

     Shares of International Investors Gold Fund-A, Global Hard Assets Fund-A, and Emerging Markets Fund-A are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus.

     Set forth below is an example of the computation of the public offering price for shares of the International Investors Gold Fund-A, Global Hard Assets Fund-A and Emerging Markets Fund-A on December 31, 2005, under the then-current maximum sales charge:


                                      International    Global        Emerging
                                       Investors        Hard         Markets
                                      Gold Fund-A     Assets-A       Fund-A
                                      ------------    ----------    -----------

Net asset value and repurchase          $12.36         $33.24         $10.98
  price per share on $.001 par
  value capital shares outstanding

Maximum sales charge (as
  described in the Prospectus)            0.75           2.03           0.67

Maximum offering price per share        $13.11         $35.27         $11.65

     In determining whether a deferred sales charge is applicable to Class C shares, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first from any Class A shares in the shareholder's Fund account (unless a specific request is made to redeem a specific class of shares), Class C shares held for over one year and shares attributable to appreciation or shares acquired pursuant to reinvestment, and third of any Class C shares held longest during the applicable period.

     The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the New York Stock Exchange (the "Exchange"). In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price, unless the last sales price does not fall within the bid and ask prices at the close of the market, in which case the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

     Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Events affecting the value of such securities and such exchange rates often occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset values. If events affecting the value of such securities occur during such period, such that the closing price does not reflect the value of such securities, then these securities will be valued at their fair value.

     Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, a Fund must use the security's "fair value" as determined in good faith in accordance with the Funds' Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds' Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices. Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

     In determining the fair value of securities, the Pricing Committee will consider the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

     Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effct of the U.S. significant event with respect to each local market.

     The Board of Trustees authorized the Adviser to retain an outside pricing service to value certain portfolio securities. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service

     There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds' NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds' fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

EXCHANGE PRIVILEGE

     Shareholders of a Fund may exchange their shares for shares of the same class of other funds in the Van Eck Global Family of Funds. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a Fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or State Street Bank and Trust Company ("SSBT"), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of a Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

     The Funds each reserve the right to (i) charge a fee of not more than $5.00 per exchange payable to a Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege, as disclosed in the Prospectus and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the Fund originally purchased without sales charge, for a period of not less than three (3) months.

     By exercising the Exchange Privilege, each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its series, their Adviser, sub-investment adviser (if any), distributor, transfer agent, SSBT and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys' fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange

Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).

INVESTMENT PROGRAMS

     DIVIDEND REINVESTMENT PLAN. Reinvestments of dividends of the Funds will occur on a date selected by the Board of Trustees.

     AUTOMATIC EXCHANGE PLAN. Investors may arrange under the Exchange Plan to have DST collect a specified amount once a month or quarter from the investor's account in one of the Funds and purchase full and fractional shares of another Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Funds. This does not apply to Class C shares.

     An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

     The expenses of the Automatic Exchange Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days' notice to DST.

     Automatic Investment Plan. Investors may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor's checking account and purchase full and fractional shares of a Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Funds.

     An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

     The expenses of the Automatic Investment Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days' notice to DST.

     AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of a Fund deposited by the investor under this Plan. This Plan is not available to Class C shareholders. Further details of the Automatic Withdrawal Plan are given in the application, which is available from DST or the Funds.

     In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit or purchase for deposit, with DST, the agent for the Automatic Withdrawal Plan, shares of a Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted.

     Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor's Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

     Periodic checks for a specified amount will be sent to the investor, or any person designated by him, monthly or quarterly (January, April, July and October). A Fund will bear the cost of administering the Automatic Withdrawal Plan.

     Redemption of shares of a Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered an actual yield or income on his investment, since part of such payments may be a return of his capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

     The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of a Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

     The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor's death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his duly appointed legal representatives.

SHARES PURCHASED BY NON-U.S. FINANCIAL INSTITUTIONS

     Class A shares of the Funds which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account , with an international selling agreement, for the benefit of foreign investors at the sales charge applicable to the Funds' $500,000 breakpoint level, in lieu of the sales charge in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands' insurance companies who are not U.S. citizens or residents may purchase shares without a sales charge. Clients of fee-only advisors that purchase shares through a foreign bank or other foreign fiduciary account for the benefit of foreign investors may purchase shares without a sales charge.

TAXES

TAXATION OF THE FUND--IN GENERAL

     Each of the Funds intends to continue to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, each Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

     As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

     Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Funds intend to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Funds' Investments

     ORIGINAL ISSUE DISCOUNT. For federal income tax purposes, debt securities purchased by the Funds may be treated as having an original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Funds each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

     Debt securities may be purchased by the Funds at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Funds purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Funds elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Funds may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless they make the election to include market discount currently. Because the Funds must include original issue discount in income, it will be more difficult for the Funds to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     OPTIONS AND FUTURES TRANSACTIONS. Certain of the Funds' investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Funds' income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Funds make such investments may be materially limited by these provisions of the Code.

     FOREIGN CURRENCY TRANSACTIONS. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted or equity options are treated as ordinary income or loss under Section 988. The Funds may elect to have foreign currency-related regulated futures contracts and listed non-equity options subject to ordinary income or loss treatment under Section 988. In addition, in certain circumstances, the Funds may elect short term capital gain or loss for foreign currency transactions. The rules under Section 988 may also affect the timing of income recognized by the Funds.

Taxation of the Shareholders

     Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. However, under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for tax years 2003 through 2008) (the "Jobs and Growth Act"), ordinary income distributions relating to dividend income received by a Fund will generally constitute qualified dividend income eligible for a maximum rate of 15% to individuals, trusts and estates. Under the Jobs and Growth Act if the aggregate amount of qualified dividend income received by a Fund during any taxable year is less than 95% of the Fund's gross income (as specifically defined for that purpose), such distributions will be eligible for a maximum rate of 15% to individuals, trusts and estates only if and to the extent designated by the Fund as qualified dividend income. A Fund may designate such distributions as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 120 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the "holding period requirement"). In order to be eligible for the 15% maximum rate on distributions from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

     Distributions of net investment income and capital gain net income will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Funds, the amount of the distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from the Funds equal to the fair market value of such share on the payment date.

     Distributions by the Funds result in a reduction in the net asset value of the Funds' shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of their investment upon distribution which will nevertheless be taxable to them.

     If a shareholder (i) incurs a sales load in acquiring shares in the Funds, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load ("reinvestment right"), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder's gain or loss. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

     Each Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold a Fund for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date. Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116.

     The Funds may be required to withhold federal income tax at a current rate of 30% from dividends paid to any shareholder who fails to furnish a certified taxpayer identification number ("TIN") or who fails to certify that he or she is exempt from such withholding or who the Internal Revenue Service notifies the Funds as having provided the Funds with an incorrect TIN or failed to properly report interest or dividends for federal income tax purposes. Any such withheld amount will be fully creditable on the shareholder's individual federal income tax return.

     The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Funds and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Funds, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences, to them of investment in the Funds.

REDEMPTIONS IN KIND

     Each Fund has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.



ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Dealers and intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information. Your dealer will provide you with specific information about any processing or service fees you will be charged.

ADVERTISING PERFORMANCE

     As discussed in the Funds' Prospectus, the Funds may quote performance results from recognized publications which monitor the performance of mutual funds, and the Funds may compare their performance to various published historical indices. These publications are listed in Part C of the Appendix. In addition, the Funds may quote and compare their performance to the performance of various economic and market indices and indicators, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average, the NASDAQ Composite Index, Morgan Stanley Capital International World Index, Morgan Stanley Capital International Emerging Markets Free Index, Morgan Stanley Capital International Europe, Australia, Far East Index, Goldman Sachs Commodities Index, Goldman Sachs Natural Resources Index, NAREIT Equity Index, Morgan Stanley REIT Index, Financial Times Gold Mine Index, Philadelphia Stock Exchange Gold and Silver (XAU) Index, Citigroup World Government Bond Index, and GDP data. Descriptions of these indices are provided in Part B of the Appendix.

DESCRIPTION OF THE TRUST

     The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. Currently, four series of the Trust are being offered, which shares constitute the interests in Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund.

     The Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund are classified as non-diversified funds under the 1940 Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. A Fund is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another Fund. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new Funds.

     Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Amended and Restated Master Trust Agreement ("Master Trust Agreement"), no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time a meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shares of each Fund vote as a separate class, except with respect to the election of Trustees and as otherwise required by the 1940 Act. On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the 1940 Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.


ADDITIONAL INFORMATION

     Custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is the custodian of the Trust's portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

     TRANSFER AGENT. DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105 serves as transfer agent for the Trust.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Ernst & Young LLP, Five Times Square, New York, NY 10036 serves as independent registered public accountants for the Trust.

     COUNSEL. Goodwin Procter, LLP, Exchange Place, Boston, MA 02109 serves as counsel to the Trust.

FINANCIAL STATEMENTS

     The financial statements for the fiscal year ended December 31, 2005 of Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund are hereby incorporated by reference from the Funds' Annual Reports to Shareholders, which are available at no charge upon written or telephone request to the Trust at the address or telephone numbers set forth on the first page of this Statement of Additional Information.

APPENDIX A:  PROXY VOTING POLICIES
ADOPTED JULY 30, 2003
AMENDED APRIL 20, 2004
AMENDED APRIL 14, 2005


INTRODUCTION

Effective March 10, 2003, the Securities and Exchange Commission (the "Commission") adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients' securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a "fraudulent, deceptive, or manipulative" act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

         RESOLVING MATERIAL CONFLICTS OF INTEREST
         ----------------------------------------
o A "MATERIAL CONFLICT" means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, "Adviser"), or an "affiliated person" of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck's products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser's assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.


o Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used;

Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

REASONABLE RESEARCH EFFORTS

When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

         VOTING CLIENT PROXIES
         ---------------------
o The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client's best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to foreign country to vote the security in person).
o The portfolio manager or analyst covering the security is responsible for making voting decisions. o Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.
o For the Hedge Funds, Investment Management Operations, in conjunction with the portfolio manager and custodian, monitors corporate actions and ensures that corporate actions are timely voted.

CLIENT INQUIRIES
----------------

All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to the Proxy Administrator.

DISCLOSURE TO CLIENTS
---------------------

o Notification of Availability of Information

Client Brochure. The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

o Availability of Proxy Voting Information

At the client's request or if the information is not available on VEAC's website, a hard copy of the account's proxy votes will be mailed to each client.

RECORDKEEPING REQUIREMENTS
--------------------------

VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

         -        proxy statements received;

         -        identifying number for the portfolio security;

         -        shareholder meeting date;

         -        brief identification of the matter voted on;

         - whether the vote was cast on the matter and how the vote was cast;

         - how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

         - records of written client requests for information on how VEAC voted proxies on behalf of the client;

         - a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

         - any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared. o Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

o If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client's best interest.

o Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

PROXY VOTING GUIDELINES

I.    GENERAL INFORMATION

Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

II.   OFFICERS AND DIRECTORS

      A.     The Board of Directors

DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote on a case-by-case basis for director nominees, examining factors such as: o long-term corporate performance record relative to a market index; o composition of board and key board committees; o nominee's investment in the company; o whether a retired CEO sits on the board; and o whether the chairman is also serving as CEO.

In cases of significant votes and when information is readily available, we also review:

     o    corporate governance provisions and takeover activity;
     o    board decisions regarding executive pay;
     o    director compensation;
     o    number of other board seats held by nominee; and
     o    interlocking directorships.

B.       CHAIRMAN AND CEO ARE THE SAME PERSON

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.


C.       MAJORITY OF INDEPENDENT DIRECTORS

Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.


D.       STOCK OWNERSHIP REQUIREMENTS


Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.       TERM OF OFFICE

Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

F.       DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION


Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

G.       DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

o long-term financial performance of the target company relative to its industry;

o    management's track record; o background to the proxy contest;

o    qualifications of director nominees (both slates);

o evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

o    stock ownership positions.

H.        BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Generally, vote against proposals to stagger board elections.

Generally, vote for proposals to repeal classified boards and to elect all directors annually.


I.       SHAREHOLDER ABILITY TO REMOVE DIRECTORS



Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

J.       SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.     PROXY CONTESTS

A.       REIMBURSE PROXY SOLICITATION EXPENSES

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV.      AUDITORS


A.       RATIFYING AUDITORS



Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent.; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V.       SHAREHOLDER VOTING AND CONTROL ISSUES


A.       CUMULATIVE VOTING



Generally, vote against proposals to eliminate cumulative voting.

Generally, vote for proposals to permit cumulative voting.

B.       SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C.       SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote for proposals to allow or make easier shareholder action by written consent.

D.       POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Vote on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Vote on a case-by-case basis management proposals to ratify a poison pill.

E.       FAIR PRICE PROVISION

Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

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F.       GREENMAIL

Generally, vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

H.       UNEQUAL VOTING RIGHTS

Vote against dual class exchange offers.

Vote against dual class recapitalizations

I.       SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
         BYLAWS

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

J.       SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

K.       WHITE KNIGHT PLACEMENTS

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

L.       CONFIDENTIAL VOTING

Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote for management proposals to adopt confidential voting.

M.       EQUAL ACCESS

Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

N.       BUNDLED PROPOSALS

Generally, vote on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

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O.       SHAREHOLDER ADVISORY COMMITTEES

Vote on a case-by-case basis proposals to establish a shareholder advisory committee.


VI.      CAPITAL STRUCTURE

A.       COMMON STOCK AUTHORIZATION


Vote on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company.

B.       STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

C.       REVERSE STOCK SPLITS

Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.       BLANK CHECK PREFERRED AUTHORIZATION

Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.       SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.       ADJUST PAR VALUE OF COMMON STOCK

Vote on a case-by-case basis management proposals to reduce the par value of common stock.


G.       PREEMPTIVE RIGHTS

Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

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H.       DEBT RESTRUCTURINGS

Vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

     o Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
     o Change in Control - Will the transaction result in a change in control of the company?

     o Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.       SHARE REPURCHASE PROGRAMS

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.      EXECUTIVE COMPENSATION

In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.


VIII.    COMPENSATION PROPOSALS

A.       AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS

Vote for plans that place a cap on the annual grants any one participant may receive.

B.       AMEND ADMINISTRATIVE FEATURES

Vote for plans that simply amend shareholder-approved plans to include administrative features.

C.       AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

Generally, vote for amendments to add performance goals to existing compensation plans.

D.       AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS

Vote on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

E.       APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.


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

F.       SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE PAY

Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

G.       GOLDEN AND TIN PARACHUTES

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

H.       EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e. , generally greater than 5 % of outstanding shares).

I.       401(K) EMPLOYEE BENEFIT PLANS

Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX.      STATE OF INCORPORATION

A.       VOTING ON STATE TAKEOVER STATUTES

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.       VOTING ON REINCORPORATION PROPOSALS

Vote on a case-by-case basis proposals to change a company's state of incorporation.

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X.       MERGERS AND CORPORATE RESTRUCTURINGS

A.       MERGERS AND ACQUISITIONS

Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

     o    anticipated financial and operating benefits;

     o    offer price (cost vs. premium);

     o    prospects of the combined companies;

     o    how the deal was negotiated; and

     o changes in corporate governance and their impact on shareholder rights.

B.       CORPORATE RESTRUCTURING

Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

C.       SPIN-OFFS

Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.       ASSET SALES

Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.       LIQUIDATIONS

Vote on a case-by-case basis proposals related to liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.       APPRAISAL RIGHTS

Vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.       CHANGING CORPORATE NAME

Vote on a case-by-case basis proposal to change the corporate name.


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

XI.      MUTUAL FUND PROXIES

A.       ELECTION OF TRUSTEES

Vote on trustee nominees on a case-by-case basis.

B.       INVESTMENT ADVISORY AGREEMENT

Vote on investment advisory agreements on a case-by-case basis.

C.       FUNDAMENTAL INVESTMENT RESTRICTIONS

Vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

D.       DISTRIBUTION AGREEMENTS

Vote on distribution agreements on a case-by-case basis.

XII.     SOCIAL AND ENVIRONMENTAL ISSUES

In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.


In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

o the percentage of sales, assets and earnings affected;

o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company - specific action;

o whether the company has already responded in some appropriate manner to the request embodied in a proposal;

o whether the company's analysis and voting recommendation to shareholders is persuasive;

o what other companies have done in response to the issue;

o whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

o whether the subject of the proposal is best left to the discretion of the board.


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

APPENDIX B: RATINGS


CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

AAA--An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

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


A--An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B' `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated `CC' is currently highly vulnerable to nonpayment.

C--The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D--An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

P--The letter p indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project.

L--The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

*--Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows

r--The r is attached to highlight derivatives, hybrids and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities whose principal or interest return is indexed to equities, commodities or other instruments. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. --Not Rated.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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PREFERRED STOCK RATINGS

MOODY'S INVESTORS SERVICE, INC. DESCRIBES ITS PREFERRED STOCK RATINGS AS:

aaa--An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa--An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a--An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa--An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba--An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b--An Issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa--An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca--An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c--This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


STANDARD & POOR'S CORPORATION DESCRIBES ITS PREFERRED STOCK RATINGS AS:

AAA--This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA--A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB--An issue rated BBB is regarded as backed by an adequate capacity to play the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC--Preferred stocks rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality

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

and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC--The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C--A preferred stock rated C is a non-paying issue.


SHORT-TERM DEBT RATINGS

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS:

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges, high internal cash generation, well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected be external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.


DESCRIPTION OF STANDARD & POOR'S SHORT-TERM DEBT RATINGS:

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated `A-1'.

A-3--Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions for short-term adversities.

C--This rating is assigned to short-term obligations with a doubtful capacity for payment.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

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APPENDIX C: MARKET DESCRIPTIONS

     The publications and services from which the Funds will quote performance are: Bloomberg Financial Services, Micropal, Ltd. (an international investment fund information service), Fortune, Changing Times, Money, U.S. News & World Report, Money Fund Scorecard, Morningstar, Inc., Business Week, Institutional Investor, The Wall Street Journal, Wall Street Transcripts, New York Post, Investment Company Institute publications, The New York Times, Barron's, Forbes magazine, Research magazine, Donaghues Money Fund Report, Donaghue's Money Letter, The Economist, FACS, FACS of the Week, Financial Planning, Investment Daily, Johnson's Charts, Mutual Fund Profiles (S&P), Powell Monetary Analysis, Sales & Marketing Management Magazine, Life magazine, Black Enterprise, Fund Action, Speculators Magazine, Time, NewsWeek, U.S.A Today, Wiesenberger Investment Service, Mining Journal Quarterly, Mining Journal Weekly, Northern Miner, Gold Gazette, George Cross Newsletter, Engineering and Mining Journal, Weekly Stock Charts-Canadian Resources, Jeweler's Circular Keystone, Financial Times, Journal of Commerce, Mikuni's Credit Ratings, Money Market Directory of Pension Funds, Oil and Gas Journal, Pension Funds and Their Advisers, Investment Company Data, Inc., Mutual Funds Almanac, Callan Associates, Inc., Media General Financial Services, Financial World, Pensions & Investment Age, Registered Investment Advisors, Aden Analysis, Baxter Weekly, Congressional Yellow Book, Crain's New York Business, Survey of Current Business, Treasury Bulletin, U.S. Industrial Outlook, Value Line Survey, Bank Credit Analyst, S&P Corporation Records, Euromoney, Moody's, Investment Dealer's Digest, Financial Mail, Financial Post, Futures, Grant's Interest Rate Observer, Institutional Investor, International Currency Review, International Bank Credit Analyst, Investor's Daily, German Business Weekly, GATT Trade Annual Report, and Dimensional Fund Advisers, Inc.

MARKET INDEX DESCRIPTIONS


     Standard & Poor's (S&P) 500 Index: Consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

     Dow Jones Industrial Average: A price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

     Nasdaq Composite Index: A broad-based capitalization weighted index of all Nasdaq national market and small-cap stocks.

     Morgan Stanley Capital International World Index (US $Terms): A market capitalization-weighted benchmark that tracks the performance of approximately 25 world stock markets. The Index is based on the reinvestment of dividends less any withholding taxes on foreigners who do not benefit from a double taxation treaty ("net dividends"). The Index aims for 60% of the total market capitalization for each market that is represented in the Index. The companies included in the Index replicate the industry composition of each global market. The chosen list of stocks includes a representative sampling of large, medium and small capitalization companies and investment funds are not eligible. Companies with restricted float due to dominant shareholders or cross ownership are avoided.

     Morgan Stanley Capital International Emerging Markets Free Index: A market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

     Morgan Stanley Capital International EAFE Index (US $Terms): An arithmetic, market value-weighted Index that monitors the performance of stocks from Europe, Asia and the Far East. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

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     Goldman Sachs Commodities Index: A composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully-collateralized basis with full reinvestment.

     Goldman Sachs Natural Resources Index: A modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

     NAREIT Equity Index: A capitalization-weighted index comprised of publicly traded equity real estate investment trusts excluding mortgages REITs.

     Morgan Stanley REIT Index: A capitalization-weighted index with dividends reinvested of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

     The Citigroup World Property Index: Made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share total) of companies eligible for the Index.

     The Financial Times Gold Mine Index: A market capitalization-weighted global index of gold-mining shares.

     The Philadelphia Stock Exchange Gold and Silver (XAU) Index: A capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

     Citigroup World Government Bond Index (US $Terms): A market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. Each has a total market capitalization of eligible issues of at least U.S. $20 billion and Euro 15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

     Gross Domestic Product: The market value of all final goods and services produced by labor and property supplied by residents of the United States in a given period of time, usually one year. Gross Domestic Product comprises (1) purchases of persons (2) purchases of governments (Federal, State & Local) (3) gross private domestic investment (includes change in business inventories) and
(4) international trade balance from exports. Nominal GDP is expressed in 1993 dollars. Real GDP is adjusted for inflation and is currently expressed in 1987 dollars.

     The Amex Gold Miners Index (the "Index") is a modified market capitalization weighted index comprised of publicly traded companies involved primarily in the mining for gold and silver. The Index includes common stocks or ADRs of selected companies that involved in mining for gold and silver and that are listed for trading on the New York Stock Exchange, Amex, or quoted on the NASDAQ National Market. Only companies with market capitalization greater than $100 million that have traded on average daily volume of at least 50,000 shares over the past six months are eligible for inclusion in the Index. The above returns are without dividends reinvested. The inception date, when the Index was first published,

                                  VAN ECK FUNDS

                                     PART C
                                OTHER INFORMATION

ITEM 23.          EXHIBITS.


(a) (1)  Amended and Restated Master Trust Agreement. (1)

    (2)  Amendment No. 1 to Amended and Restated Master Trust Agreement. (1)

    (3)  Amendment No. 2 to Amended and Restated Master Trust Agreement. (1)

    (4)  Amendment No. 3 to Amended and Restated Master Trust Agreement. (1)

    (5)  Amendment No. 4 to Amended and Restated Master Trust Agreement. (1)

    (6)  Amendment No. 5 to Amended and Restated Master Trust Agreement. (1)

    (7)  Amendment No. 6 to Amended and Restated Master Trust Agreement. (1)

    (8)  Amendment No. 7 to Amended and Restated Master Trust Agreement. (1)

    (9)  Amendment No. 8 to Amended and Restated Master Trust Agreement. (1)

    (10) Amendment No. 9 to Amended and Restated Master Trust Agreement. (1)

    (11) Amendment No. 10 to Amended and Restated Master Trust Agreement. (4)

    (12) Amendment No. 11 to Amended and Restated Master Trust Agreement. (4)

    (13) Amendment No. 12 to Amended and Restated Master Trust Agreement. (4)

    (14) Amendment No. 13 to Amended and Restated Master Trust Agreement. (3)

    (15) Amendment No. 14 to Amended and Restated Master Trust Agreement. (4)

    (16) Amendment No. 15 to Amended and Restated Master Trust Agreement. (4)

    (17) Amendment No. 16 to Amended and Restated Master Trust Agreement. (4)

    (18) Amendment No. 17 to Amended and Restated Master Trust Agreement. (4)

    (19) Amendment No. 18 to Amended and Restated Master Trust Agreement. (4)


    (20) Amendment No. 19 to Amended and Restated Master Trust Agreement. (4)

    (21) Amendment No. 20 to Amended and Restated Master Trust
         Agreement - filed herewith.

    (22) Amendment No. 21 to Amended and Restated Master Trust
         Agreement - filed herewith.

(b) By-Laws of Registrant. (1)

(c) Rights of security holders are contained in Articles IV, V and VI of the Registrant's Amended and Restated Master Trust Agreement, as amended, and Article 9 of the Registrant's By-Laws, both of which are incorporated by reference above.

(d) (1) Advisory Agreement. (1)

    (2) Advisory Agreement with respect to Global Hard Assets Fund. (1)

    (3) Advisory Agreement with respect to Emerging Markets Fund (formerly known as Global Balanced Fund). (5)

(e) (1) Distribution Agreement. (1)

    (2) Letter Agreement adding Class C shares of International Investors Gold Fund to Distribution Agreement. (1)

    (3) Letter Agreement adding Class A and Class C shares of Global Hard Assets Fund to Distribution Agreement. (1)

    (4) Form of Selling Group Agreement. (1)

    (5) Letter Agreement adding Class A shares of Emerging Markets Fund (formerly known as Global Balanced Fund) to Distribution Agreement. (5)



(f) (1) Simplified Employee Plan. (1)

    (2) Amended Retirement Plan for Self-Employed Individuals, Partnerships and Corporations Using Shares of International Investors Incorporated or the Van Eck Funds. (1)

(g) Custodian Agreement. (3)

(h) (1) Accounting and Administrative Services Agreement. (1)

    (2) Letter Agreement adding International Investors Gold Fund to Accounting and Administrative Services Agreement. (1)

    (3) Forms of Procedural Agreement, Customer Agreement and Safekeeping Agreement with Merrill Lynch Futures Inc. and Morgan Stanley. (1)

    (4) Letter Agreement adding Emerging Markets Fund (formerly known as Global Balanced Fund) to Accounting and Administrative Services Agreement. (5)

    (5) Data Access Service Agreement. (5)

    (6) Transfer Agency Agreement. (5)


(i) (1) Opinion and Consent of Counsel. (6)

    (2) Opinion and Consent of Counsel with respect to the addition of Class I
        - filed herewith.

(j) (1) Consent of Independent Registered Public Accounting Firm - filed herewith.

    (2) Powers of Attorney.(8)


(k) Not Applicable.

(l) Not applicable.

(m) (1) Plan of Distribution pursuant to Rule 12b-1 for Class A shares. 2

    (2) Plan of Distribution pursuant to Rule 12b-1 for Class C shares. (5)

    (3) Plan of Distribution pursuant to Rule 12b-1 adding International Investors Gold Fund Class A shares. (5)


(n) (1) Form of Multiple Class Plan pursuant to 18f-3. (7)

    (2) Form of Multiple Class Plan pursuant to 18f-3 adding Class I shares.
        - filed herewith.


(o) Reserved.

(p) Code of Ethics of the Registrant, its Investment Adviser and its Principal Underwriter. (2)

------------
(1) Incorporated by reference to Post-Effective Amendment No. 51 to Registrant's Registration Statement, File Nos. 002-97596 and 811-04297, filed on March 1, 1999.

(2) Incorporated by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement, File Nos. 002-97596 and 811-04297, filed on April 28, 2000.

(3) Incorporated by reference to Post-Effective Amendment No. 55 to Registrant's Registration Statement, File Nos. 002-97596 and 811-04297, filed on March 19, 2001.

(4) Incorporated by reference to Post-Effective Amendment No. 62 to Registrant's Registration Statement, File Nos. 02-97596 and 811-04297, filed on April 30, 2004.

(5) Incorporated by reference to Post Effective Amendment No. 63 to Registrant's Registration Statement, File Nos. 02-97596 and 811-04297, filed February 25, 2005.

(6) Incorporated by reference to Post Effective Amendment No. 51 to Registrant's Registration Statement, File Nos. 02-97596 and 811-04297, filed March 1, 1999.

(7) Incorporated by reference to Post Effective Amendment No. 64 to Registrant's Registration Statement, File Nos. 02-97596 and 811-04297, filed April 29, 2005.


(8) Incorporated by reference to Post Effective Amendment No. 65 to Registrant's Registration Statement, File Nos. 02-97596 and 811-04297, filed February 24, 2006.

ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

         Not Applicable.

ITEM 25.      INDEMNIFICATION.

         Reference is made to Article VI of the Master Trust Agreement of the Registrant, as amended, Section 8 of the Advisory Agreement, Section 5 of the Distribution Agreement, Section 27 of the Custodian Agreement, and Section 6 of the Data Access Agreement.

         The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee's, officer's, employee's or agent's office.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

        Van Eck Associates Corporation is a registered investment adviser and provides investment advisory services to the Registrant. The description of Van Eck Associates Corporation under the caption "Management of the Fund" in the Registrant's Prospectus and under the caption "Investment Advisory Services" in the Registrant's Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by investment adviser and its officers, directors or partners within the past two fiscal years is set forth under the caption "Trustees and Officers" in the Registrant's Statement of Additional Information and in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21340), both of which are incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

         (a) Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of Van Eck Worldwide Insurance Trust and Van Eck Funds, Inc.

         (b) The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation:

        NAME AND PRINCIPAL BUSINESS           POSITIONS AND OFFICES WITH           POSITIONS AND OFFICES WITH
                 ADDRESS                              UNDERWRITER                          REGISTRANT
----------------------------------------------------------------------------------------------------------------
Charles Cameron                               N/A                                  Vice President
99 Park Avenue
New York, NY 10016

Keith J. Carlson                              President                            Chief Executive Officer and
99 Park Avenue                                                                     President
New York, NY 10016

David Jonas                                   Senior Vice President                N/A
99 Park Avenue
New York, NY 10016

Susan Lashey                                  Vice President                       Vice President
99 Park Avenue
New York, NY 10016

Thaddeus Leszczynski                          Chief Compliance Officer             Chief Compliance Officer
99 Park Avenue
New York, NY 10016

Thomas Lynch                                  N/A                                  Vice President and Treasurer
99 Park Avenue
New York, NY 10016

Joseph McBrien                                Senior Vice President, General       Senior Vice President and
99 Park Avenue                                Counsel and Secretary                Secretary
New York, NY 10016



        NAME AND PRINCIPAL BUSINESS           POSITIONS AND OFFICES WITH           POSITIONS AND OFFICES WITH
                 ADDRESS                              UNDERWRITER                          REGISTRANT
----------------------------------------------------------------------------------------------------------------
Peter Moeller                                 Senior Vice President                N/A
99 Park Avenue
New York, NY 10016

Bruce J. Smith                                Senior Vice President, Chief         Senior Vice President and Chief
99 Park Avenue                                Financial Officer, Treasurer and     Financial Officer
New York, NY 10016                            Controller

Jan F. van Eck                                Executive Vice President and Chief   Executive Vice President
99 Park Avenue                                Compliance Officer
New York, NY 10016

Derek S. van Eck                              Executive Vice President             Executive Vice President
99 Park Avenue
New York, NY 10016


         (c) Not Applicable


ITEM 28.      LOCATION OF ACCOUNTS AND RECORDS.

         The location of accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder is set forth below.

         Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(1), 31a-1(b)(2)(i), 31a-1(b)(2)(ii), 31a-1(b)(2)(iii), 31a-1(b)(4),
31a-1(b)(5), 31a-1(b)(6), 31a-1(b)(7), 31a-1(b)(8), 31a-1(b)(9), 31a-1(b)(10),
31a-1(b)(11), 31a-1(b)(12), 31a-1(d), 31a-1(f), 31a-2(a)(1) and 31a-2(e) are
located at Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016.

         Accounts, books and documents maintained pursuant to 17 CFR 270 31a-2(c) are located at Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016.

         Accounts, books and documents relating to the custodian are located at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110,

         Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(2)(iv) and 31a-2(a)(1) are located at DST Systems, Inc., 21 West Tenth Street, Kansas City, MO 64105.

         Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(3), 31a-1(c), 31a-1(e), 31a-2(b), 31a-2(d) and 31a-3 are not applicable to the Registrant.

         All other records are maintained at the offices of the Registrant at 99 Park Avenue, New York, NY 10016.

ITEM 29.      MANAGEMENT SERVICES.

         None

ITEM 30.      UNDERTAKINGS.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended ("1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 66 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on this 28 day of April 2006.


                                 VAN ECK FUNDS


                                 By: /s/ Keith J. Carlson
                                     ----------------------------------------
                                     Name: Keith J. Carlson
                                     Title: Chief Executive Officer & President


         Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 66 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       SIGNATURE                                         TITLE                                      DATE
-----------------------------------------    -----------------------------------------      ------------------------
/s/ Keith J. Carlson                          Chief Executive Officer & President               April 28, 2006
-----------------------------------------
Keith J. Carlson

                                              Senior Vice President & Chief                     April 28, 2006
/s/ Bruce J. Smith                            Financial Officer
-----------------------------------------
Bruce J. Smith

/s/ Richard Cowell                            Trustee                                           April 28, 2006
-----------------------------------------
Richard Cowell*

/s/ Ralph F. Peters                           Trustee                                           April 28, 2006
-----------------------------------------
Ralph F. Peters*

/s/ David J. Olderman                         Trustee                                           April 28, 2006
-----------------------------------------
David J. Olderman*

/s/ Richard D. Stamberger                     Trustee                                           April 28, 2006
-----------------------------------------
Richard D. Stamberger*

/s/ R. Alastair Short                         Trustee                                           April 28, 2006
-----------------------------------------
R. Alastair Short*



       SIGNATURE                                         TITLE                                      DATE
-----------------------------------------    -----------------------------------------      ------------------------

                                              Trustee
-----------------------------------------
Jon Lukomnik


-----------------------------------------
Wayne Shaner                                  Trustee


* By: /s/ Thaddeus Leszczynski
       Thaddeus Leszczynski
       Attorney-in-Fact

                                    EXHIBITS


(a)(21) Amendment No. 20 to Amended and Restated Master Trust Agreement.

(a)(22) Amendment No. 21 to Amended and Restated Master Trust Agreement.

(i)(2)  Opinion and Consent of Counsel with respect to the addition of Class I.

(j)(1)  Consent of Independent Registered Public Accounting Firm.

(n)(2)  Form of Multiple Class Plan pursuant to 18f-3 adding Class I shares.